ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement Dated May 1, 2012 To the following Prospectuses, as supplemented

ALLSTATE PROVIDER PROSPECTUS DATED MAY 1, 2002 SELECTDIRECTIONS PROSPECTUS DATED APRIL 30, 2005 AIM LIFETIME PLUS PROSPECTUS DATED APRIL 30, 2005 AIM LIFETIME PLUS II PROSPECTUS DATED APRIL 30, 2005 CUSTOM PORTFOLIO PROSPECTUS DATED APRIL 30, 2005

The following information supplements the prospectus for your variable annuity contract issued by Allstate Life Insurance Company of New York.

Item 3(c). Risk Factors

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other financial services. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the Securities and Exchange Commission (“SEC”) or in materials incorporated therein by reference.

Changes in underwriting and actual experience could materially affect profitability and financial condition

Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of the business. We establish target returns for each product based upon these factors and the average amount of capital that we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. We monitor and manage our pricing and overall sales mix to achieve target new business returns on a portfolio basis, which could result in the discontinuation or de-emphasis of products or distribution relationships and a decline in sales. Profitability from new business emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

Our profitability depends on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies to ensure recovery of acquisition expenses, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect our profitability and financial condition.

Changes in reserve estimates may adversely affect our operating results

The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. We periodically review the adequacy of these reserves on an aggregate basis and if future experience differs significantly from assumptions, adjustments to reserves and amortization of deferred policy acquisition costs (“DAC”) may be required which could have a material effect on our operating results.

Changes in market interest rates may lead to a significant decrease in the sales and profitability of spread-based products

Our ability to manage our spread-based products, such as fixed annuities, is dependent upon maintaining profitable spreads between investment yields and interest crediting rates. When market interest rates decrease or remain at relatively low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to lower sales and/or changes in the level of policy loans, surrenders and withdrawals. Non-parallel shifts in interest rates, such as increases in short-term rates without accompanying increases in medium- and long-term rates, can influence customer demand for fixed annuities, which could impact the level and profitability of new customer deposits. Increases in market interest rates can also have negative effects, for example by increasing the attractiveness of other investments to our customers, which can lead to increased surrenders at a time when our fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability. Unanticipated surrenders could result in accelerated amortization of DAC or affect the recoverability of DAC and thereby increase expenses and reduce profitability.

Changes in estimates of profitability on interest-sensitive life, fixed annuities and other investment products may adversely affect our profitability and financial condition through the amortization of DAC

DAC related to interest-sensitive life, fixed annuities and other investment contracts is amortized in proportion to actual historical gross profits and estimated future gross profits (“EGP”) over the estimated lives of the contracts. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable. Updates to these assumptions (commonly referred to as “DAC unlocking”) could adversely affect our profitability and financial condition.

Reducing our concentration in fixed annuities may adversely affect reported results

We have been reducing our concentration in fixed annuities. Lower new sales of these products could negatively impact investment portfolio levels, complicate settlement of expiring contracts including forced sales of assets with unrealized capital losses, and affect insurance reserves deficiency testing.

Changes in tax laws may decrease sales and profitability of products and adversely affect our financial condition

Under current federal and state income tax law, certain products we offer, primarily life insurance and annuities, receive favorable tax treatment. This favorable treatment may give certain of our products a competitive advantage over noninsurance products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material effect on our profitability and financial condition or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

Risks Relating to Investments

We are subject to market risk and declines in credit quality which may adversely affect investment income, cause additional realized losses, and cause increased unrealized losses

Although we continually reevaluate our return optimization and risk mitigation strategies, we remain subject to the risk that we will incur losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. Adverse changes to these rates, spreads and prices may occur due to changes in fiscal policy and the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness and/or risk tolerance.

We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e. increase or decrease) in response to the market’s perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. Although we use derivative financial instruments to manage certain of these risks, the effectiveness of such instruments is subject to the same risks. A decline in the quality of our investment portfolio as a result of adverse economic conditions or otherwise could cause additional realized and unrealized losses on securities.

A decline in market interest rates or credit spreads could have an adverse effect on our investment income as we invest cash in new investments that may earn less than the portfolio’s average yield. In a declining interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. A decline could also lead us to purchase longer-term or riskier assets in order to obtain adequate investment yields resulting in a duration gap when compared to the duration of liabilities. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

Deteriorating financial performance impacting securities collateralized by residential and commercial mortgage loans, collateralized corporate loans, and commercial mortgage loans may lead to write-downs and impact our results of operations and financial condition

Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices, corporate loan delinquencies or recovery rates, changes in credit or bond insurer strength ratings and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

Concentration of our investment portfolio in any particular segment of the economy may have adverse effects on our operating results and financial condition

The concentration of our investment portfolio in any particular industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated rather than diversified.

The determination of the amount of realized capital losses recorded for impairments of our investments is subjective and could materially impact our operating results and financial condition

The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based upon our periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. There can be no assurance that we have accurately assessed the level of or amounts recorded for other-than-temporary impairments taken in our financial statements. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

The determination of the fair value of our fixed income and equity securities is subjective and could materially impact our operating results and financial condition

In determining fair values we generally utilize market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost or cost and fair value, net of deferred income taxes, certain DAC, certain deferred sales inducement costs (“DSI”), and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly. Determining fair value is subjective and could materially impact our operating results and financial condition.

Risks Relating to the Insurance Industry

Our future results are dependent in part on our ability to successfully operate in an insurance industry that is highly competitive

The insurance industry is highly competitive. Our competitors include other insurers and, because some of our products include a savings or investment component, securities firms, investment advisers, mutual funds, banks and other financial institutions. Many of our competitors have well-established national reputations and market similar products. Because of the competitive nature of the insurance industry, including competition for producers such as exclusive and independent agents, there can be no assurance that we will continue to effectively compete with our industry rivals, or that competitive pressures will not have a material effect on our business, operating results or financial condition. Furthermore, certain competitors operate using a mutual insurance company structure and therefore may have dissimilar profitability and return targets. Our ability to successfully operate may also be impaired if we are not effective in filling critical leadership positions, in developing the talent and skills of our human resources, in assimilating new executive talent into our organization, or in deploying human resource talent consistently with our business goals.

Difficult conditions in the global capital markets and the economy generally could adversely affect our business and operating results and these conditions may not improve in the near future

As with most businesses, we believe difficult conditions in the global capital markets and economy, such as significant negative macroeconomic trends, including relatively high and sustained unemployment, reduced consumer spending, lower home prices, substantial increases in delinquencies on consumer debt, including defaults on home mortgages, and the relatively low availability of credit could have an adverse effect on our business and operating results.

Stressed conditions, volatility and disruptions in global capital markets, particular markets or financial asset classes could adversely affect our investment portfolio. Disruptions in one market or asset class can also spread to other markets or asset classes. Although the disruption in the global financial markets has moderated, not all global financial markets are functioning normally, and the rate of recovery from the U.S. recession has been below historic averages. Several governments around the world have announced austerity actions to address their budget deficits that may lead to a decline in economic activity. Specifically, the global recession and disruption of the financial markets has led to concerns over capital markets access and the solvency of European Union member states.

General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Consumer behavior changes could include decreased demand for our products. In addition, holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

There can be no assurance that actions of the U.S. federal government, Federal Reserve and other governmental and regulatory bodies for the purpose of stabilizing the financial markets and stimulating the economy will achieve the intended effect

In response to the financial crises affecting the banking system, the financial markets and the broader economy in recent years, the U.S. federal government, the Federal Reserve and other governmental and regulatory bodies have taken actions such as purchasing mortgage-backed and other securities from financial institutions, investing directly in banks, thrifts and bank and savings and loan holding companies and increasing federal spending to stimulate the economy. There can be no assurance as to the long term impact such actions will have on the financial markets or on economic conditions, including potential inflationary affects. Continued volatility and any further economic deterioration could materially and adversely affect our business, financial condition and results of operations.

Losses from legal and regulatory actions may be material to our operating results, cash flows and financial condition

As is typical for a large company, we are involved in various legal actions, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently accrued and may be material to our operating results or cash flows for a particular quarter or annual period and to our financial condition.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs and limit our growth

As an insurance company, we are subject to extensive laws and regulations. These laws and regulations are complex and subject to change. Changes may sometimes lead to additional expenses, increased legal exposure, limit our ability to grow or to achieve targeted profitability. Moreover, laws and regulations are administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general; and federal agencies including the SEC, the Financial Industry Regulatory Authority and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue changing, cause us to change our views regarding the actions we need to take from a legal risk management perspective, thus necessitating changes to our practices that may, in some cases, limit our ability to grow or to improve the profitability of our business. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. In many respects, these laws and regulations limit our ability to grow or to improve the profitability of our business.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business

The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the Federal Insurance Office (“FIO”) established within the Treasury Department.

In recent years, the state insurance regulatory framework has come under public scrutiny, members of Congress have discussed proposals to provide for federal chartering of insurance companies, and FIO and the Financial Stability Oversight Council were established. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance and financial regulation.

These regulatory reforms and any additional legislative change or regulatory requirements imposed upon us in connection with the federal government’s regulatory reform of the financial services industry, and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business, or limit our ability to grow or to achieve profitability.

Reinsurance may be unavailable at current levels and prices, which may limit our ability to write new business

Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to maintain our current level of reinsurance or purchase new reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, we would have to either accept an increase in our exposure risk, reduce our insurance writings, or develop or seek other alternatives.

Reinsurance subjects us to the credit risk of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our operating results and financial condition

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to collect a material recovery from a reinsurer could have a material effect on our operating results and financial condition.

A large scale pandemic, the continued threat of terrorism or ongoing military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, marketability of product offerings, liquidity and operating results

A large scale pandemic, the continued threat of terrorism, within the United States and abroad, or ongoing military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from declines in the equity markets and from interest rate changes in the United States, Europe and elsewhere, and result in loss of life, property damage, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets and reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

A downgrade in our financial strength ratings may have an adverse effect on our competitive position, the marketability of our product offerings, and our liquidity, operating results and financial condition

Financial strength ratings are important factors in establishing the competitive position of insurance companies and generally have an effect on an insurance company’s business. On an ongoing basis, rating agencies review the financial performance and condition of insurers and could downgrade or change the outlook on an insurer’s ratings due to, for example, a change in an insurer’s statutory capital; a change in a rating agency’s determination of the amount of risk-adjusted capital required to maintain a particular rating; an increase in the perceived risk of an insurer’s investment portfolio; a reduced confidence in management or a host of other considerations that may or may not be under the insurer’s control. Our insurance financial strength ratings from A.M. Best, Standard & Poor’s and Moody’s are subject to continuous review, and the retention of current ratings cannot be assured. A downgrade in any of these ratings could have a material effect on our sales, our competitiveness, the marketability of our product offerings, and our liquidity, operating results and financial condition.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or our ability to obtain credit on acceptable terms

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses may be limited, and the cost of any such capital may be significant. Our access to additional financing will depend on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient and in such case, we may not be able to successfully obtain additional financing on favorable terms.

Changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect our results of operations and financial condition

Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we are required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

The change in our unrecognized tax benefit during the next 12 months is subject to uncertainty

We have disclosed our estimate of net unrecognized tax benefits and the reasonably possible increase or decrease in its balance during the next 12 months in Note 12 of the financial statements. However, actual results may differ from our estimate for reasons such as changes in our position on specific issues, developments with respect to the governments’ interpretations of income tax laws or changes in judgment resulting from new information obtained in audits or the appeals process.

The occurrence of events unanticipated in our disaster recovery systems and management continuity planning or a support failure from external providers during a disaster could impair our ability to conduct business effectively

The occurrence of a disaster such as a natural catastrophe, an industrial accident, a terrorist attack or war, cyber attack, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems. In the event that a significant number of our managers could be unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

Loss of key vendor relationships or failure of a vendor to protect personal information of our customers, claimants or employees could affect our operations

We rely on services and products provided by many vendors in the United States and abroad. These include, for example, vendors of computer hardware and software. In the event that one or more of our vendors suffers a bankruptcy or otherwise becomes unable to continue to provide products or services, or fails to protect personal information of our customers, claimants or employees, we may suffer operational impairments and financial losses.

Item 11(a). Description of Business

Allstate Life Insurance Company of New York (“Allstate Life of New York” or “ALNY”) was incorporated in 1967 as a stock life insurance company under the laws of the State of New York. In 1984, Allstate Life of New York was purchased by Allstate Life Insurance Company (“ALIC”). Allstate Life of New York is a wholly owned subsidiary of ALIC, a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company (“AIC”), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding capital stock of AIC is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the “Corporation” or “Allstate”), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the “You’re In Good Hands With Allstate®” slogan, Allstate is reinventing protection and retirement to help individuals in approximately 16 million households protect what they have today and better prepare for tomorrow. Customers can access Allstate products and services such as auto insurance and homeowners insurance through nearly 12,000 exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate is the 2nd largest personal property and casualty insurer in the United States on the basis of 2010 statutory direct premiums earned. In addition, according to A.M. Best, it is the nation’s 16th largest issuer of life insurance business on the basis of 2010 ordinary life insurance in force and 21st largest on the basis of 2010 statutory admitted assets.

In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). We frequently use industry publications containing statutory financial information to assess our competitive position.

We provide life insurance, retirement and investment products, and voluntary accident and health insurance products. Our principal products are interest-sensitive, traditional and variable life insurance; fixed annuities, including deferred and immediate; and voluntary accident and health insurance.

We sell products through multiple intermediary distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including workplace enrolling agents), specialized structured settlement brokers and directly through call centers.

We compete on a wide variety of factors, including the scope of our distribution systems, the type of our product offerings, the recognition of our brand, our financial strength and ratings, our differentiated product features and prices, and the level of customer service that we provide.

The market for life insurance, retirement and investment products continues to be highly fragmented and competitive. As of December 31, 2011, there were approximately 450 groups of life insurance companies in the United States, most of which offered one or more similar products. In addition, because many of these products include a savings or investment component, our competition includes domestic and foreign securities firms, investment advisors, mutual funds, banks and other financial institutions. Competitive pressure continues to grow due to several factors, including cross marketing alliances between unaffiliated businesses, as well as consolidation activity in the financial services industry.

Allstate Life of New York is subject to extensive regulation, primarily, but not exclusively, from the New York State Insurance Department. The method, extent, and substance of such regulation generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to the New York State Insurance Department. In general, such regulation is intended for the protection of those who purchase or use insurance products. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, price setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, and corporate governance. For a discussion of statutory financial information, see Note 13 of the financial statements. For a discussion of regulatory contingencies, see Note 11 of the financial statements. Notes 11 and 13 are incorporated in this, Item 11(a) by reference.

In recent years, the state insurance regulatory framework has come under increased federal scrutiny. As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Hundreds of regulations must still be promulgated and implemented pursuant to this new law, and we cannot predict what the final regulations will require but do not expect a material impact on Allstate Life of New York’s operations. The new law also created the Federal Insurance Office (“FIO”) within the Treasury Department. The FIO will monitor the insurance industry, provide advice to the new Financial Stability Oversight Council, represent the U.S. on international insurance matters and study the current regulatory system and submit a report to Congress in 2012. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Allstate Life of New York.

Item 11(b).	Description of Property

Allstate Life of New York occupies office space in Hauppauge, New York and Northbrook, Illinois that is owned or leased by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on both a direct and an indirect basis, depending on the nature and use. We believe that these facilities are suitable and adequate for our current operations.

Item 11(c).	Legal Proceedings

Information required for Item 11(c) is incorporated by reference to the discussion under the heading “Regulation and Compliance” in Note 11 of the financial statements.

Item 11(e).	Financial Statements and Notes to Financial Statements

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in thousands)	Year Ended December 31,
	2011	2010	2009
Revenues
Premiums (net of reinsurance ceded of $30,271, $30,578 and $29,907)	$43,806	$45,087	$47,659
Contract charges (net of reinsurance ceded of $28,097, $29,092 and $25,999)	54,845	52,063	51,834
Net investment income	356,269	368,695	372,395
Realized capital gains and losses:
Total other-than-temporary impairment losses	(21,804)	(45,075)	(52,207)
Portion of loss recognized in other comprehensive income	2,226	2,479	1,131

Net other-than-temporary impairment losses recognized in earnings	(19,578)	(42,596)	(51,076)
Sales and other realized capital gains and losses	62,485	(3,253)	196,544

Total realized capital gains and losses	42,907	(45,849)	145,468

	497,827	419,996	617,356
Costs and expenses
Contract benefits (net of reinsurance ceded of $24,285, $25,524 and $5,510)	184,166	182,786	170,075
Interest credited to contractholder funds (net of reinsurance ceded of $6,855, $8,457 and $8,757)	154,447	168,085	201,549
Amortization of deferred policy acquisition costs	12,091	16,437	148,450
Operating costs and expenses	35,821	36,540	41,183

	386,525	403,848	561,257

Income from operations before income tax expense	111,302	16,148	56,099
Income tax expense	39,137	5,851	19,729

Net income	72,165	10,297	36,370

Other comprehensive income, after-tax
Change in unrealized net capital gains and losses	51,803	109,160	153,340
Change in unrealized foreign currency translation adjustments	(170)	—	—

Other comprehensive income, after-tax	51,633	109,160	153,340

Comprehensive income	$123,798	$119,457	$189,710

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF FINANCIAL POSITION

($ in thousands, except par value data)	December 31,
	2011	2010
Assets
Investments
Fixed income securities, at fair value (amortized cost $5,688,505 and $6,000,293)	$6,253,484	$6,300,109
Mortgage loans	564,847	501,476
Equity securities, at fair value (cost $83,801 and $99,348)	104,178	124,559
Limited partnership interests	71,383	4,814
Short-term, at fair value (amortized cost $148,832 and $198,601)	148,829	198,601
Policy loans	42,213	41,862
Other	5,581	18,776

Total investments	7,190,515	7,190,197
Cash	3,582	6,534
Deferred policy acquisition costs	169,216	169,937
Reinsurance recoverables	294,054	309,498
Accrued investment income	66,969	69,673
Current income taxes receivable	7,417	14,387
Other assets	45,858	15,873
Separate Accounts	472,048	577,756

Total assets	$8,249,659	$8,353,855

Liabilities
Contractholder funds	$4,344,897	$4,688,791
Reserve for life-contingent contract benefits	2,196,708	1,990,214
Deferred income taxes	168,401	102,308
Other liabilities and accrued expenses	107,437	158,069
Payable to affiliates, net	5,745	6,709
Reinsurance payable to parent	3,933	3,667
Separate Accounts	472,048	577,756

Total liabilities	7,299,169	7,527,514

Commitments and Contingent Liabilities (Note 11)
Shareholder’s equity
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding	2,500	2,500
Additional capital paid-in	140,529	140,529
Retained income	622,618	550,102
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	(4,731)	1,488
Other unrealized net capital gains and losses	385,229	209,780
Unrealized adjustment to DAC, DSI and insurance reserves	(195,485)	(78,058)

Total unrealized net capital gains and losses	185,013	133,210
Unrealized foreign currency translation adjustments	(170)	—

Total accumulated other comprehensive income	184,843	133,210

Total shareholder’s equity	950,490	826,341

Total liabilities and shareholder’s equity	$8,249,659	$8,353,855

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF SHAREHOLDER’S EQUITY

($ in thousands)	Year Ended December 31,
	2011	2010	2009
Common stock	$2,500	$2,500	$2,500

Additional capital paid-in
Balance, beginning of year	140,529	140,529	140,000
Forgiveness of payable due to an affiliate (see Note 4)	—	—	529

Balance, end of year	140,529	140,529	140,529

Retained income
Balance, beginning of year	550,102	539,805	482,982
Net income	72,165	10,297	36,370
Cumulative effect of change in accounting principle	—	—	20,376
Forgiveness of payable due to an affiliate (see Note 4)	351	—	77

Balance, end of year	622,618	550,102	539,805

Accumulated other comprehensive income
Balance, beginning of year	133,210	24,050	(108,914)
Change in unrealized net capital gains and losses	51,803	109,160	153,340
Change in unrealized foreign currency translation adjustments	(170)	—	—
Cumulative effect of change in accounting principle	—	—	(20,376)

Balance, end of year	184,843	133,210	24,050

Total shareholder’s equity	$950,490	$826,341	$706,884

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

($ in thousands)	Year Ended December 31,
	2011	2010	2009
Cash flows from operating activities
Net income	$72,165	$10,297	$36,370
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(36,228)	(35,349)	(50,399)
Realized capital gains and losses	(42,907)	45,849	(145,468)
Interest credited to contractholder funds	154,447	168,085	201,549
Changes in:
Policy benefit and other insurance reserves	(22,697)	(18,993)	(20,919)
Deferred policy acquisition costs	(11,809)	(8,267)	115,890
Income taxes	45,071	9,288	(10,125)
Other operating assets and liabilities	1,199	(3,523)	(21,232)

Net cash provided by operating activities	159,241	167,387	105,666

Cash flows from investing activities
Proceeds from sales
Fixed income securities	676,468	1,032,677	1,850,519
Equity securities	25,121	69,836	204
Limited partnership interests	5,684	6	—
Mortgage loans	—	7,480	12,580
Investment collections
Fixed income securities	349,578	327,791	309,185
Mortgage loans	28,155	57,603	141,726
Investment purchases
Fixed income securities	(668,237)	(1,272,428)	(2,250,840)
Equity securities	—	(50,006)	(100,215)
Limited partnership interests	(63,732)	(4,965)	—
Mortgage loans	(98,131)	(45,491)	(10,000)
Change in short-term investments, net	(16,744)	129,007	95,366
Change in policy loans and other investments, net	15,000	(33,138)	21,425

Net cash provided by investing activities	253,162	218,372	69,950

Cash flows from financing activities
Contractholder fund deposits	121,937	158,042	296,991
Contractholder fund withdrawals	(537,292)	(546,244)	(468,595)

Net cash used in financing activities	(415,355)	(388,202)	(171,604)

Net (decrease) increase in cash	(2,952)	(2,443)	4,012
Cash at beginning of year	6,534	8,977	4,965

Cash at end of year	$3,582	$6,534	$8,977

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.	General

Basis of presentation

The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

To conform to the current year presentation, certain amounts in the prior years’ financial statements and notes have been reclassified.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Nature of operations

The Company sells life insurance, retirement and investment products and voluntary accident and health insurance to customers in the State of New York. The principal products are interest-sensitive, traditional and variable life insurance; fixed annuities including deferred and immediate; and voluntary accident and health insurance. The following table summarizes premiums and contract charges by product.

($ in thousands)	2011	2010	2009
Premiums
Traditional life insurance	$20,728	$20,215	$20,159
Immediate annuities with life contingencies	12,434	14,610	17,934
Accident and health insurance	10,644	10,262	9,566

Total premiums	43,806	45,087	47,659
Contract charges
Interest-sensitive life insurance	52,228	48,453	47,071
Fixed annuities	2,617	3,610	4,763

Total contract charges	54,845	52,063	51,834

Total premiums and contract charges	$98,651	$97,150	$99,493

The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including workplace enrolling agents), specialized structured settlement brokers and directly through call centers.

The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. The Company’s primary market risk exposures are to changes in interest rates, credit spreads and equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company’s primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company’s primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company’s products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company’s financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.	Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs (“DAC”), certain deferred sales inducement costs (“DSI”) and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs, including prepayments, is reflected as a component of investment collections within the Statements of Cash Flows.

Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

Equity securities primarily include exchange traded funds. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

Investments in limited partnership interests, including interests in private equity/debt funds, where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting (“EMA”).

Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of notes due from related party and derivatives. Notes due from related party are carried at outstanding principal balances. Derivatives are carried at fair value.

Investment income primarily consists of interest, dividends, income from cost method limited partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for certain RMBS, CMBS and ABS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For beneficial interests in securitized financial assets not of high credit quality, the effective yield is recalculated on a prospective basis. For other RMBS, CMBS and ABS, the effective yield is recalculated on a retrospective basis. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness, and income from EMA limited partnership interests. Realized capital gains and losses on investment sales, including calls and principal payments, are determined on a specific identification basis. Income from EMA limited partnership interests is recognized based on the Company’s share of the earnings of the partnerships, and is recognized on a delay due to the availability of the related financial statements. Income recognition on private equity/debt funds is generally on a three month delay.

The Company recognizes other-than-temporary impairment losses on fixed income securities in earnings when a security’s fair value is less than its amortized cost and the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income (“OCI”). The Company recognizes other-than-temporary impairment losses on equity securities in earnings when the decline in fair value is considered other than temporary including when the Company does not have the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis.

Derivative and embedded derivative financial instruments

Derivative financial instruments include interest rate swaps and caps, foreign currency swaps and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in certain fixed income securities, equity-indexed life contracts and reinsured variable annuity contracts.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item’s fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses.

Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances.

When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to income as the hedged risk impacts income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied.

Non-hedge derivative financial instruments For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.

Securities loaned

The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments and fixed income securities. These transactions are short-term in nature, usually 30 days or less.

The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice.

Recognition of premium revenues and contract charges, and related benefits and interest credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

Deferred policy acquisition and sales inducement costs

Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents’ and brokers’ remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies.

For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, DAC, differences in tax bases of invested assets and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. All of the Company’s variable annuity business was reinsured beginning in 2006.

Off-balance-sheet financial instruments

Commitments to invest, commitments to extend mortgage loans and financial guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position (see Note 7 and Note 11).

Adopted accounting standards

Consolidation Analysis Considering Investments Held through Separate Accounts

In April 2010, the Financial Accounting Standards Board (“FASB”) issued guidance clarifying that an insurer is not required to combine interests in investments held in a qualifying separate account with its interests in the same investments held in the general account when performing a consolidation evaluation. The adoption of this guidance as of January 1, 2011 had no impact on the Company’s results of operations or financial position.

Criteria for Classification as a Troubled Debt Restructuring (“TDR”)

In April 2011, the FASB issued clarifying guidance related to determining whether a loan modification or restructuring should be classified as a TDR. The additional guidance provided pertains to the two criteria used to determine whether a TDR exists, whether the creditor has granted a concession and whether the debtor is experiencing financial difficulties. The guidance related to the identification of a TDR is to be applied retrospectively to the beginning of the annual period of adoption. The measurement of impairment on a TDR identified under this guidance is effective prospectively. Additional disclosures about TDRs of financing receivables are also required. The adoption of this guidance as of July 1, 2011 did not have a material effect on the Company’s results of operations or financial position.

Pending accounting standards

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued guidance modifying the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal insurance contracts. The guidance specifies that the costs must be directly related to the successful acquisition of insurance contracts. The guidance also specifies that advertising costs should be included as deferred acquisition costs only when the direct-response advertising accounting criteria are met. The new guidance is effective for reporting periods beginning after December 15, 2011. The Company will adopt the new guidance retrospectively. Upon adoption on January 1, 2012, the DAC balance will be reduced by an estimated $36.6 million with a corresponding decrease to shareholder’s equity of an estimated $15.9 million, net of taxes. In future periods, operating costs and expenses will increase since a lower amount of acquisition costs will be capitalized, which will be partially offset by a decrease in amortization of DAC due to the retrospective reduction of the DAC balance.

Criteria for Determining Effective Control for Repurchase Agreements

In April 2011, the FASB issued guidance modifying the assessment criteria of effective control for repurchase agreements. The new guidance removes the criteria requiring an entity to have the ability to repurchase or redeem financial assets on substantially the agreed terms and the collateral maintenance guidance related to that criteria. The guidance is to be applied prospectively to transactions or modifications of existing transactions that occur during reporting periods beginning on or after December 15, 2011. Early adoption is not permitted. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.

Amendments to Fair Value Measurement and Disclosure Requirements

In May 2011, the FASB issued guidance that clarifies the application of existing fair value measurement and disclosure requirements and amends certain fair value measurement principles, requirements and disclosures. Changes were made to improve consistency in global application. The guidance is to be applied prospectively for reporting periods beginning after December 15, 2011. Early adoption is not permitted. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.

Presentation of Comprehensive Income

In June and December 2011, the FASB issued guidance amending the presentation of comprehensive income and its components. Under the new guidance, a reporting entity has the option to present comprehensive income in a single continuous statement or in two separate but consecutive statements. The guidance is effective for reporting periods beginning after December 15, 2011 and is to be applied retrospectively. The new guidance affects presentation only and will have no impact on the Company’s results of operations or financial position.

Disclosures about Offsetting Assets and Liabilities for Financial Instruments and Derivative Instruments

In December 2011, the FASB issued guidance requiring expanded disclosures, including both gross and net information, for financial instruments and derivative instruments that are either offset in the reporting entity’s financial statements or those that are subject to an enforceable master netting arrangement or similar agreement.

The guidance is effective for reporting periods beginning on or after January 1, 2013 and is to be applied retrospectively. The new guidance affects disclosures only and will have no impact on the Company’s results of operations or financial position.

3.	Supplemental Cash Flow Information

Non-cash investment exchanges, including modifications of certain mortgage loans (primarily refinances at maturity with no concessions granted to the borrower) and fixed income securities, totaled $20.7 million, $41.6 million and 53.6 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $61.1 million, $128.0 million and $149.4 million as of December 31, 2011, 2010 and 2009, respectively, and are reported in other liabilities and accrued expenses.

The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Net change in proceeds managed
Net change in short-term investments	$66,886	$21,379	$(32,065)

Operating cash flow provided (used)	$66,886	$21,379	$(32,065)

Net change in liabilities
Liabilities for collateral, beginning of year	$(127,983)	$(149,362)	$(117,297)
Liabilities for collateral, end of year	(61,097)	(127,983)	(149,362)

Operating cash flow (used) provided	$(66,886)	$(21,379)	$32,065

In 2011, 2010 and 2009, the Company sold mortgage loans with carrying values of $5.9 million, $19.9 million and $8.3 million, respectively, to an affiliate in exchange for notes receivable with a principal sum equal to the mortgage loans (see Note 4).

In 2011, a payable associated with the pension benefit obligations due to AIC totaling $351 thousand was forgiven. In 2009, a payable associated with postretirement benefit obligations due to AIC totaling $606 thousand was forgiven. The forgiveness of the payables reflect non-cash financing activities.

4.	Related Party Transactions

Business operations

The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $46.5 million, $45.6 million and $50.4 million in 2011, 2010 and 2009, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

Structured settlement annuities

The Company issued $8.0 million, $8.6 million and $9.1 million of structured settlement annuities, a type of immediate annuity, in 2011, 2010 and 2009, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $1.3 million, $989 thousand and $806 thousand relate to structured settlement annuities with life contingencies and are included in premium revenue for 2011, 2010 and 2009, respectively.

In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Corporation (“AAC”) and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC’s obligation to make future payments. AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities issued to AAC and ASC, including annuities to fund structured settlements in matters involving AIC, were $2.06 billion and $2.04 billion as of December 31, 2011 and 2010, respectively.

Broker-Dealer agreements

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $1.1 million, $1.2 million and $2.5 million in 2011, 2010 and 2009, respectively.

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $277 thousand, $306 thousand and $358 thousand in 2011, 2010 and 2009, respectively.

Reinsurance transactions

The Company has reinsurance agreements with ALIC whereby a portion of the Company’s premiums and policy benefits are ceded to ALIC (see Note 9).

The Company has a reinsurance treaty through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company’s investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.5 million, $3.5 million and $3.4 million in 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, the carrying value of the structured settlement reinsurance treaty was $16.9 million and $(4.9) million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the

Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2011 or 2010.

Notes receivable-investment sales

In 2009, the Company entered into an asset purchase agreement with Road Bay Investments, LLC (“RBI”), a subsidiary of ALIC, which allows RBI to purchase from the Company mortgage loans or participations in mortgage loans with an aggregate fair value of up to $50 million. As consideration for the purchase of the assets, RBI issues notes to the Company. As security for the performance of RBI’s obligations under the agreement and notes, RBI granted a pledge of and security interest in RBI’s right, title and interest in the mortgage loans and their proceeds. The balance of notes due from RBI was $5.6 million and $18.4 million as of December 31, 2011 and 2010, respectively. The notes due from RBI are classified as other investments in the Statements of Financial Position.

In March 2011, the Company sold to RBI mortgage loans with a fair value of $2.8 million on the date of sale and RBI issued the Company a 5.80% note due March 9, 2018 for the same amount. In April 2011, the Company sold to RBI mortgage loans with a fair value of $3.0 million on the date of sale and RBI issued the Company a 5.75% note due April 19, 2018 for the same amount. In June 2011, RBI repaid the $3.1 million principal and interest balance of this note.

In March 2010, the Company sold to RBI mortgage loans with a fair value of $13.7 million on the date of sale and RBI issued the Company a 7.00% note due March 26, 2017 for the same amount. In 2011 and 2010, RBI repaid $1.1 million and $9.8 million, respectively, of this note. In November 2010, the Company sold to RBI mortgage loans with a fair value of $2.7 million on the date of sale and RBI issued the Company a 7.50% note due November 18, 2017 for the same amount. In June 2011, RBI repaid the $2.8 million principal and interest balance of this note. In December 2010, the Company sold to RBI mortgage loans with a fair value of $3.5 million on the date of sale and RBI issued the Company a 6.50% note due December 14, 2017 for the same amount. In June 2011, RBI repaid the $3.6 million principal and interest balance of this note.

In September 2009, the Company sold to RBI mortgage loans with a fair value of $8.3 million on the date of sale and RBI issued the Company a 7.00% note due September 25, 2016 for the same amount. In February 2011, RBI repaid the $8.5 million principal and interest balance of this note.

In 2011, 2010 and 2009, the Company recorded net investment income on the notes due from RBI of $679 thousand, $1.1 million and $154 thousand, respectively.

Pension and postretirement benefit plans

Effective November 30, 2011, the Corporation became the sponsor of the defined benefit pension plans that cover most full-time employees, certain part-time employees and employee-agents. Prior to November 30, 2011, AIC was the sponsor of these plans. In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $351 thousand were forgiven which was recorded as an increase to retained income.

Effective September 30, 2009, the Corporation became the sponsor of a group medical plan and a group life insurance plan to provide covered benefits to certain retired employees (“postretirement benefits”). Prior to September 30, 2009, AIC was the sponsor of these plans. In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $606 thousand were forgiven. The forgiveness of this liability was recorded as an increase in additional capital paid-in of $529 thousand and an increase to retained income of $77 thousand.

5.	Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

	Amortized cost	Gross unrealized		Fair value
($ in thousands)		Gains	Losses
December 31, 2011
U.S. government and agencies	$366,968	$93,127	$—	$460,095
Municipal	723,467	80,451	(14,162)	789,756
Corporate	3,495,248	346,055	(24,289)	3,817,014
Foreign government	283,135	93,806	—	376,941
RMBS	432,808	17,837	(4,899)	445,746
CMBS	257,768	5,218	(28,796)	234,190
ABS	119,967	3,475	(3,311)	120,131
Redeemable preferred stock	9,144	467	—	9,611

Total fixed income securities	$5,688,505	$640,436	$(75,457)	$6,253,484

December 31, 2010
U.S. government and agencies	$288,835	$69,934	$(201)	$358,568
Municipal	874,967	16,539	(37,772)	853,734
Corporate	3,545,565	235,383	(27,856)	3,753,092
Foreign government	268,603	61,683	(683)	329,603
RMBS	579,801	20,859	(10,362)	590,298
CMBS	294,494	5,832	(33,282)	267,044
ABS	138,832	2,917	(3,185)	138,564
Redeemable preferred stock	9,196	10	—	9,206

Total fixed income securities	$6,000,293	$413,157	$(113,341)	$6,300,109

Scheduled maturities

The scheduled maturities for fixed income securities are as follows as of December 31, 2011:

($ in thousands)	Amortized cost	Fair value
Due in one year or less	$249,913	$253,197
Due after one year through five years	1,313,152	1,403,125
Due after five years through ten years	1,690,868	1,947,733
Due after ten years	1,881,797	2,083,552

	5,135,730	5,687,607
RMBS and ABS	552,775	565,877

Total	$5,688,505	$6,253,484

Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

Net investment income

Net investment income for the years ended December 31 is as follows:

($ in thousands)	2011	2010	2009
Fixed income securities	$326,000	$341,612	$338,563
Mortgage loans	30,726	30,374	36,658
Equity securities	2,818	2,626	1,751
Limited partnership interests	3,157	—	—
Short-term and other	3,832	4,452	5,038

Investment income, before expense	366,533	379,064	382,010
Investment expense	(10,264)	(10,369)	(9,615)

Net investment income	$356,269	$368,695	$372,395

Realized capital gains and losses

Realized capital gains and losses by asset type for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Fixed income securities	$10,600	$(19,445)	$114,122
Mortgage loans	(1,119)	(2,534)	(5,327)
Equity securities	9,575	19,009	110
Limited partnership interests	8,752	(146)	—
Derivatives	15,096	(42,733)	36,526
Other	3	—	37

Realized capital gains and losses	$42,907	$(45,849)	$145,468

Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Impairment write-downs	$(18,129)	$(31,370)	$(30,255)
Change in intent write-downs	(1,449)	(11,226)	(20,821)

Net other-than-temporary impairment losses recognized in earnings	(19,578)	(42,596)	(51,076)
Sales	38,631	39,937	160,294
Valuation of derivative instruments	16,552	(37,932)	29,831
Settlements of derivative instruments	(1,456)	(5,112)	6,419
EMA limited partnership income	8,758	(146)	—

Realized capital gains and losses	$42,907	$(45,849)	$145,468

Gross gains of $29.9 million, $32.7 million and $180.8 million and gross losses of $10.7 million, $17.2 million and $23.1 million were realized on sales of fixed income securities during 2011, 2010 and 2009, respectively.

Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:

	2011			2010			2009
($ in thousands)	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net
Fixed income securities:
Municipal	$(406)	$—	$(406)	$(8,328)	$—	$(8,328)	$(2,298)	$—	$(2,298)
Corporate	(5,259)	1,567	(3,692)	(7,500)	141	(7,359)	(17,993)	(938)	(18,931)
RMBS	(2,210)	91	(2,119)	(3,146)	(1,882)	(5,028)	(6,494)	3,895	(2,599)
CMBS	(12,287)	568	(11,719)	(23,179)	4,220	(18,959)	(19,458)	(1,826)	(21,284)

Total fixed income securities	(20,162)	2,226	(17,936)	(42,153)	2,479	(39,674)	(46,243)	1,131	(45,112)
Mortgage loans	(1,642)	—	(1,642)	(2,922)	—	(2,922)	(5,950)	—	(5,950)
Equity securities	—	—	—	—	—	—	(14)	—	(14)

Other-than-temporary impairment losses	$(21,804)	$2,226	$(19,578)	$(45,075)	$2,479	$(42,596)	$(52,207)	$1,131	$(51,076)

The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table. The amount excludes $4.4 million and $14.6 million as of December 31, 2011 and 2010, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

($ in thousands)	December 31, 2011	December 31, 2010
Corporate	$(1,567)	$(300)
RMBS	(7,522)	(7,791)
CMBS	(2,550)	(4,220)

Total	$(11,639)	$(12,311)

Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in thousands)	2011	2010	2009
Beginning balance	$(24,172)	$(25,493)	$—
Beginning balance of cumulative credit loss for securities held as of April 1, 2009	—	—	(33,493)
Additional credit loss for securities previously other-than-temporarily impaired	(4,387)	(2,050)	(3,328)
Additional credit loss for securities not previously other-than-temporarily impaired	(12,100)	(26,398)	(17,665)
Reduction in credit loss for securities disposed or collected	28,304	28,071	28,993
Reduction in credit loss for securities the Company has made the decision to sell or more likely than not will be required to sell	7	1,698	—
Change in credit loss due to accretion of increase in cash flows	845	—	—

Ending balance	$(11,503)	$(24,172)	$(25,493)

The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

	Fair value	Gross unrealized		Unrealized net gains (losses)
($ in thousands)		Gains	Losses
December 31, 2011
Fixed income securities	$6,253,484	$640,436	$(75,457)	$564,979
Equity securities	104,178	20,377	—	20,377
Short-term investments	148,829	2	(5)	(3)
EMA limited partnership interests(1)				30

Unrealized net capital gains and losses, pre-tax				585,383
Amounts recognized for:
Insurance reserves (2)				(282,961)
DAC and DSI (3)				(17,786)

Amounts recognized				(300,747)
Deferred income taxes				(99,623)

Unrealized net capital gains and losses, after-tax				$185,013

(1)	Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ other comprehensive income. Fair value and gross gains and losses are not applicable.
(2)	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
(3)	The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

	Fair value	Gross unrealized		Unrealized net gains (losses)
		Gains	Losses
December 31, 2010
Fixed income securities	$6,300,109	$413,157	$(113,341)	$299,816
Equity securities	124,559	25,211	—	25,211
Short-term investments	198,601	1	(1)	—

Unrealized net capital gains and losses, pre-tax				325,027
Amounts recognized for:
Insurance reserves				(115,141)
DAC and DSI				(4,947)

Amounts recognized				(120,088)
Deferred income taxes				(71,729)

Unrealized net capital gains and losses, after-tax				$133,210

Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2011	2010	2009
Fixed income securities	$265,163	$299,286	$280,616
Equity securities	(4,834)	2,068	23,143
Short-term investments	(3)	3	(68)
Derivative instruments	—	(309)	(1,440)
EMA limited partnership interests	30	—	—

Total	260,356	301,048	302,251
Amounts recognized for:
Insurance reserves	(167,820)	(74,590)	115,384
DAC and DSI	(12,839)	(58,519)	(213,075)

Amounts recognized	(180,659)	(133,109)	(97,691)
Deferred income taxes	(27,894)	(58,779)	(71,596)

Increase in unrealized net capital gains and losses	$51,803	$109,160	$132,964

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security’s decline in fair value is considered other than temporary and is recorded in earnings. For equity securities managed by a third party, the Company has contractually retained its decision making authority as it pertains to selling equity securities that are in an unrealized loss position.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position. There were no equity securities with gross unrealized losses as of December 31, 2011 or 2010.

	Less than 12 months			12 months or more			Total unrealized losses
($ in thousands)	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses
December 31, 2011
Fixed income securities
Municipal	1	$4,750	$(688)	14	$76,961	$(13,474)	$(14,162)
Corporate	59	211,256	(7,927)	17	85,680	(16,362)	(24,289)
RMBS	2	7,245	(93)	13	34,973	(4,806)	(4,899)
CMBS	8	66,380	(8,005)	8	57,789	(20,791)	(28,796)
ABS	3	20,284	(123)	2	10,577	(3,188)	(3,311)

Total fixed income securities	73	$309,915	$(16,836)	54	$265,980	$(58,621)	$(75,457)

Investment grade fixed income securities	47	$283,775	$(15,369)	31	$181,867	$(36,656)	$(52,025)
Below investment grade fixed income securities	26	26,140	(1,467)	23	84,113	(21,965)	(23,432)

Total fixed income securities	73	$309,915	$(16,836)	54	$265,980	$(58,621)	$(75,457)

December 31, 2010
Fixed income securities
U.S. government and agencies	1	$4,182	$(201)	—	$—	$—	$(201)
Municipal	39	227,428	(6,528)	31	171,400	(31,244)	(37,772)
Corporate	79	383,290	(17,054)	20	97,202	(10,802)	(27,856)
Foreign government	2	43,918	(683)	—	—	—	(683)
RMBS	35	8,883	(110)	35	45,913	(10,252)	(10,362)
CMBS	1	9,968	(57)	15	117,978	(33,225)	(33,282)
ABS	5	9,937	(39)	3	18,914	(3,146)	(3,185)

Total fixed income securities	162	$687,606	$(24,672)	104	$451,407	$(88,669)	$(113,341)

Investment grade fixed income securities	138	$635,094	$(22,220)	70	$367,032	$(60,013)	$(82,233)
Below investment grade fixed income securities	24	52,512	(2,452)	34	84,375	(28,656)	(31,108)

Total fixed income securities	162	$687,606	$(24,672)	104	$451,407	$(88,669)	$(113,341)

As of December 31, 2011, $30.1 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $30.1 million, $26.3 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since the time of initial purchase.

As of December 31, 2011, the remaining $45.3 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade fixed income securities comprising $25.7 million of these unrealized losses were evaluated based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations. Of the $45.3 million, $19.6 million are related to below investment grade fixed income securities. Of these amounts, $13.3 million of the below investment grade fixed income securities had been in an unrealized loss position greater than or equal to 20% of amortized cost for a period of twelve or more consecutive months as of December 31, 2011. Unrealized losses on below investment grade securities are principally related to CMBS and RMBS and were the result of wider credit spreads resulting from higher risk premiums since the time of initial purchase, largely due to macroeconomic conditions and credit market deterioration, including the impact of lower real estate valuations.

RMBS, CMBS and ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread, and (iii) for RMBS and ABS in an unrealized loss position, credit enhancements from reliable bond insurers, where applicable. Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying securities.

As of December 31, 2011, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

Limited partnerships

As of December 31, 2011 and 2010, the carrying value of equity method limited partnership interests totaled $39.0 million and $2.4 million, respectively. The Company recognizes an impairment loss for equity method investments when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. In 2011 and 2010, the Company had no write-downs related to equity method limited partnership interests.

As of December 31, 2011 and 2010, the carrying value for cost method limited partnership interests was $32.4 million and $2.4 million, respectively. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee’s capital. Additionally, the Company’s portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value of the underlying funds. In 2011 and 2010, the Company had no write-downs related to cost method investments.

Mortgage loans

The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located throughout the United States and totaled, net of valuation allowance, $565 million and $501 million as of December 31, 2011 and 2010, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2011	2010
California	22.3%	24.2%
Illinois	13.5	14.6
Texas	11.2	9.5
New Jersey	7.0	4.3
Arizona	6.4	7.4

The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2011	2010
Warehouse	29.2%	35.1%
Office buildings	25.7	29.4
Retail	21.6	19.4
Apartment complex	16.9	11.9
Other	6.6	4.2

Total	100.0%	100.0%

The contractual maturities of the mortgage loan portfolio as of December 31, 2011 are as follows:

($ in thousands)	Number of loans	Carrying value	Percent
2012	5	$23,719	4.2%
2013	15	68,686	12.2
2014	9	44,946	7.9
2015	21	121,243	21.5
Thereafter	55	306,253	54.2

Total	105	$564,847	100.0%

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Mortgage loan valuation allowances are charged off when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2011.

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired fixed rate and variable rate mortgage loans summarized by debt service coverage ratio distribution as of December 31:

	2011			2010
($ in thousands)	Fixed rate mortgage loans	Variable rate mortgage loans	Total	Fixed rate mortgage loans	Variable rate mortgage loans	Total
Debt service coverage ratio distribution
Below 1.0	$32,308	$—	$32,308	$13,361	$—	$13,361
1.0 - 1.25	96,741	—	96,741	140,835	—	140,835
1.26 - 1.50	186,429	—	186,429	128,978	—	128,978
Above 1.50	246,451	—	246,451	206,694	4,485	211,179

Total non-impaired mortgage loans	$561,929	$—	$561,929	$489,868	$4,485	$494,353

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

The net carrying value of impaired mortgage loans as of December 31 is as follows:

($ in thousands)	2011	2010
Impaired mortgage loans with a valuation allowance	$2,918	$7,123
Impaired mortgage loans without a valuation allowance	—	—

Total impaired mortgage loans	$2,918	$7,123

Valuation allowance on impaired mortgage loans	$637	$1,670

The average balance of impaired loans was $4.4 million, $11.1 million and $17.0 million during 2011, 2010 and 2009, respectively.

The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:

($ in thousands)	2011	2010	2009
Beginning balance	$1,670	$4,250	$449
Net increase in valuation allowance	1,642	2,922	5,264
Charge offs	(2,675)	(5,502)	(1,463)

Ending balance	$637	$1,670	$4,250

There are no past due mortgage loans as of December 31, 2011. The carrying value of past due mortgage loans as of December 31, 2010 was $3.6 million, all of which were less than 90 days past due. There were no mortgage loans in the process of foreclosure as of December 31, 2011 or 2010.

Municipal bonds

The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2011	2010
California	20.8%	21.6%
Texas	11.6	12.1
Illinois	5.8	5.1

Concentration of credit risk

As of December 31, 2011, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity.

Securities loaned

The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2011 and 2010, fixed income securities with a carrying value of $59.3 million and $124.5 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company’s obligation to return the collateral. Interest income on collateral, net of fees, was zero, $487 thousand and $681 thousand in 2011, 2010 and 2009, respectively.

Other investment information

Included in fixed income securities are below investment grade assets totaling $317.2 million and $388.3 million as of December 31, 2011 and 2010, respectively.

As of December 31, 2011, fixed income securities and short-term investments with a carrying value of $2.9 million were on deposit with regulatory authorities as required by law.

As of December 31, 2011, the carrying value of fixed income securities that were non-income producing was $3.7 million.

6.	Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This occurs in two primary instances. The first relates to the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable. The second relates to auction rate securities (“ARS”) backed by student loans for which a key input, the anticipated date liquidity will return to this market, is not market observable.

Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. In addition, derivatives embedded in fixed income securities are not disclosed in the hierarchy as free-standing derivatives since they are presented with the host contracts in fixed income securities.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

•	Fixed income securities: Comprise U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Equity securities: Comprise actively traded, exchange-listed U.S. equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•

Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS and ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

•

Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 measurements

•	Fixed income securities:

Municipal: ARS primarily backed by student loans that have become illiquid due to failures in the auction market are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, including estimates of future coupon rates if auction failures continue, the anticipated date liquidity will return to the market and illiquidity premium. Also included are municipal bonds that are not rated by third party credit rating agencies but are rated by the National Association of Insurance Commissioners (“NAIC”). The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: Valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.

RMBS, CMBS and ABS: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

•

Other investments: Certain over-the-counter (“OTC”) derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

•

Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument. Valued internally utilizing a model that uses interest rate and volatility assumptions to generate stochastically determined cash flows. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

•

Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis

Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2011:

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2011
Assets
Fixed income securities:
U.S. government and agencies	$159,082	$301,013	$—		$460,095
Municipal	—	739,334	50,422		789,756
Corporate	—	3,593,371	223,643		3,817,014
Foreign government	—	376,941	—		376,941
RMBS	—	443,016	2,730		445,746
CMBS	—	234,190	—		234,190
ABS	—	93,706	26,425		120,131
Redeemable preferred stock	—	9,611	—		9,611

Total fixed income securities	159,082	5,791,182	303,220		6,253,484
Equity securities	104,178	—	—		104,178
Short-term investments	10,065	138,764	—		148,829
Other investments:
Free-standing derivatives	—	—	38	$(38)	—
Separate account assets	472,048	—	—		472,048
Other assets	—	—	16,869		16,869

Total assets at fair value	$745,373	$5,929,946	$320,127	$(38)	$6,995,408

% of total assets at fair value	10.6%	84.8%	4.6%	—%	100.0%

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$—	$—	$(21,854)		$(21,854)
Other liabilities:
Free-standing derivatives	—	—	(2,905)	$38	(2,867)

Total liabilities at fair value	$—	$—	$(24,759)	$38	$(24,721)

% of total liabilities at fair value	—%	—%	100.2%	(0.2)%	100.0%

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2010:

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2010
Assets
Fixed income securities:
U.S. government and agencies	$79,679	$278,889	$—		$358,568
Municipal	—	750,365	103,369		853,734
Corporate	—	3,527,885	225,207		3,753,092
Foreign government	—	329,603	—		329,603
RMBS	—	510,235	80,063		590,298
CMBS	—	125,175	141,869		267,044
ABS	—	97,713	40,851		138,564
Redeemable preferred stock	—	9,206	—		9,206

Total fixed income securities	79,679	5,629,071	591,359		6,300,109
Equity securities	124,559	—	—		124,559
Short-term investments	5,731	192,870	—		198,601
Other investments:
Free-standing derivatives	—	—	469	$(58)	411
Separate account assets	577,756	—	—		577,756
Other assets	—	—	(4,870)		(4,870)

Total recurring basis assets	787,725	5,821,941	586,958	(58)	7,196,566
Non-recurring basis(1)	—	—	7,123		7,123

Total assets at fair value	$787,725	$5,821,941	$594,081	$(58)	$7,203,689

% of total assets at fair value	10.9%	80.8%	8.3%	—%	100.0%

Liabilities
Contractholder funds:
Derivatives embedded in annuity contracts	$—	$—	$(17,544)		$(17,544)
Other liabilities:
Free-standing derivatives	—	—	(3,480)	$58	(3,422)

Total liabilities at fair value	$—	$—	$(21,024)	$58	$(20,966)

% of total liabilities at fair value	—%	—%	100.3%	(0.3)%	100.0%

(1)	Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011.

		Total realized and unrealized gains (losses) included in:
($ in thousands)	Balance as of December 31, 2010	Net income(1)	OCI on Statement of Financial Position	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$103,369	$43	$1,054	$5,378	$(7,892)
Corporate	225,207	8,719	4,191	10,882	(37,097)
RMBS	80,063	(1,066)	1,743	—	(56,510)
CMBS	141,869	(4,698)	15,987	—	(133,918)
ABS	40,851	149	252	—	(23,013)

Total fixed income securities	591,359	3,147	23,227	16,260	(258,430)
Other investments:			—	—	—
Free-standing derivatives, net	(3,011)	(3,153)	—	—	—
Other assets	(4,870)	21,739	—	—	—

Total recurring Level 3 assets	$583,478	$21,733	$23,227	$16,260	$(258,430)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(17,544)	$(4,310)	$—	$—	$—

Total recurring Level 3 liabilities	$(17,544)	$(4,310)	$—	$—	$—

	Purchases	Sales	Issuances	Settlements	Balance as of December 31, 2011
Assets
Fixed income securities:
Municipal	$—	$(49,623)	$—	$(1,907)	$50,422
Corporate	24,978	(11,680)	—	(1,557)	223,643
RMBS	—	(8,582)	—	(12,918)	2,730
CMBS	—	(19,240)	—	—	—
ABS	14,999	(3,856)	—	(2,957)	26,425

Total fixed income securities	39,977	(92,981)	—	(19,339)	303,220
Other investments:
Free-standing derivatives, net	1,867	—	—	1,430	(2,867	)(2)
Other assets	—	—	—	—	16,869

Total recurring Level 3 assets	$41,844	$(92,981)	$—	$(17,909)	$317,222

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(21,854)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(21,854)

(1)

The effect to net income totals $17.4 million and is reported in the Statements of Operations and Comprehensive Income as follows: $13.4 million in realized capital gains and losses, $8.3 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits.

(2)	Comprises $38 thousand of assets and $2.9 million of liabilities.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2010.

		Total realized and unrealized gains (losses) included in:
($ in thousands)	Balance as of December 31, 2009	Net income(1)	OCI on Statement of Financial Position	Purchases, sales, issuances and settlements, net	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Assets
Fixed income securities:
Municipal	$123,743	$(408)	$(245)	$(11,242)	$804	$(9,283)	$103,369
Corporate	201,275	(817)	6,957	7,708	58,519	(48,435)	225,207
RMBS	39,124	(5,817)	12,277	38,659	—	(4,180)	80,063
CMBS	173,094	(22,210)	78,944	(16,859)	9,647	(80,747)	141,869
ABS	17,776	(6)	4,869	48,555	—	(30,343)	40,851

Total fixed income securities	555,012	(29,258)	102,802	66,821	68,970	(172,988)	591,359
Other investments:
Free-standing derivatives, net	(872)	(3,997)	—	1,858	—	—	(3,011	)(2)
Other assets	(5,059)	189	—	—	—	—	(4,870)

Total recurring Level 3 assets	$549,081	$(33,066)	$102,802	$68,679	$68,970	$(172,988)	$583,478

Liabilities
Contractholder funds:
Derivatives embedded in annuity contracts	$(13,211)	$(4,333)	$—	$—	$—	$—	$(17,544)

Total recurring Level 3 liabilities	$(13,211)	$(4,333)	$—	$—	$—	$—	$(17,544)

(1)

The effect to net income totals $(37.4) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(41.2) million in realized capital gains and losses, $8.1 million in net investment income and $(4.3) million in contract benefits.

(2)	Comprises $469 thousand of assets and $3.5 million of liabilities.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2011 or 2010.

During 2011, certain RMBS, CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets. Additionally, certain ABS that are valued based on non-binding broker quotes were transferred into Level 2 from Level 3 since the inputs were corroborated to be market observable. During 2010, certain CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets. When transferring these securities into Level 2, the Company did not change the source of fair value estimates or modify the estimates received from independent third-party valuation service providers or the internal valuation approach. Accordingly, for securities included within this group, there was no change in fair value in conjunction with the transfer resulting in a realized or unrealized gain or loss.

Transfers into Level 3 during 2011 and 2010 included situations where a fair value quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where inputs have not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2011 and 2010 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The following table provides the total gains and (losses) included in net income for Level 3 assets and liabilities still held as of December 31.

($ in thousands)	2011	2010
Assets
Fixed income securities:
Municipal	$151	$169
Corporate	8,193	11,553
RMBS	—	(4,483)
CMBS	—	(7,784)

Total fixed income securities	8,344	(545)
Other investments:
Free-standing derivatives, net	(1,714)	(2,868)
Other assets	21,739	189

Total recurring Level 3 assets	$28,369	$(3,224)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(4,310)	$(4,333)

Total recurring Level 3 liabilities	$(4,310)	$(4,333)

The amounts in the table above represent gains and losses included in net income during 2011 and 2010 for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $24.1 million in 2011 and are reported as follows: $16.5 million in realized capital gains and losses, $11.9 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits. These gains and losses total $(7.6) million in 2010 and are reported as follows: $(15.6) million in realized capital gains and losses, $12.3 million in net investment income and $(4.3) million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2009.

($ in thousands)	Balance as of December 31, 2008	Total realized and unrealized gains (losses) included in:		Purchases, sales, issuances and settlements, net	Net transfers in and/or (out) of Level 3	Balance as of December 31, 2009		Total gains (losses) included in net income for financial instruments still held as of December 31, 2009(3)
		Net income(1)	OCI on Statement of Financial Position
Assets
Fixed income securities:
Municipal	$97,784	$(150)	$6,371	$(3,932)	$23,670	$123,743		$(160)
Corporate	1,092,115	11,445	121,540	(111,828)	(911,997)	201,275		4,091
Foreign government	—	—	42	4,974	(5,016)	—		—
RMBS	78,202	(1,877)	4,014	(17,839)	(23,376)	39,124		(1,846)
CMBS	46,236	(27,157)	82,059	(10,148)	82,104	173,094		(17,109)
ABS	20,202	13	2,142	(4,581)	—	17,776		—

Total fixed income securities	1,334,539	(17,726)	216,168	(143,354)	(834,615)	555,012		(15,024)
Other investments:
Free-standing derivatives, net	(4,736)	2,045	—	1,819	—	(872	)(2)	4,280
Other assets	(1,829)	(3,230)	—	—	—	(5,059)		(3,230)

Total recurring Level 3 assets	$1,327,974	$(18,911)	$216,168	$(141,535)	$(834,615)	$(549,081)		$(13,974)

Liabilities
Contractholder funds:
Derivatives embedded in annuity contracts	$(30,051)	$15,975	$—	$865	$—	$(13,211)		$15,975

Total recurring Level 3 liabilities	$(30,051)	$15,975	$—	$865	$—	$(13,211)		$15,975

(1)

The effect to net income totals $(2.9) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(27.5) million in realized capital gains and losses, $8.6 million in net investment income and $16.0 million in contract benefits.

(2)	Comprises $2.0 million of assets and $2.9 million of liabilities.
(3)

The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $2.0 million and are reported in the Statements of Operations and Comprehensive Income as follows: $(22.2) million in realized capital gains and losses, $8.2 million in net investment income and $16.0 million in contract benefits.

Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

Financial assets

	December 31, 2011		December 31, 2010
($ in thousands)	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	$564,847	$588,344	$501,476	$488,248
Limited partnership interests — cost basis	32,355	31,257	2,355	2,347
Notes due from related party	5,581	5,581	18,365	18,365

The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of limited partnership interests accounted for on the cost basis is determined using reported net asset values of the underlying funds. The fair value of notes due from related party, which are reported in other investments, is based on discounted cash flow calculations using current interest rates for instruments with comparable terms.

Financial liabilities

	December 31, 2011		December 31, 2010
($ in thousands)	Carrying value	Fair value	Carrying value	Fair value
Contractholder funds on investment contracts	$3,431,056	$3,521,443	$3,770,279	$3,748,501
Liability for collateral	61,097	61,097	127,983	127,983

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company’s own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company’s own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company’s own credit risk. The liability for collateral is valued at carrying value due to its short-term nature.

7.	Derivative Financial Instruments and Off-balance-sheet Financial Instruments

The Company uses derivatives to manage risks with certain assets arising from the potential adverse impacts from changes in risk-free interest rates and foreign currency fluctuations. The Company does not use derivatives for speculative purposes. Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps and caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. The Company uses foreign currency swaps primarily to reduce the foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts; equity options in life product contracts, which provide equity returns to contractholders; and conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock.

When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of legally enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position.

For cash flow hedges, gains and losses are amortized from accumulated other comprehensive income and are reported in net income in the same period the forecasted transactions being hedged impact net income. For embedded derivatives in fixed income securities, net income includes the change in fair value of the embedded derivative and accretion income related to the host instrument.

Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2011. None of these derivatives are designated as accounting hedging instruments.

	Asset derivatives
($ in thousands)	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Interest rate contracts
Interest rate cap agreements	Other investments	$52,000	$—	$—	$—
Embedded derivative financial instruments
Conversion options	Fixed income securities	1,000	96	96	—
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	16,869	16,869	—

Total asset derivatives		$53,000	$16,965	$16,965	$—

	Liability derivatives
	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$176,500	$(2,867)	$38	$(2,905)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	164,425	(18,656)	—	(18,656)
Guaranteed withdrawal benefits	Contractholder funds	33,458	(3,042)	—	(3,042)
Equity-indexed options in life product contracts	Contractholder funds	4,143	(156)	—	(156)

Total liability derivatives		378,526	(24,721)	$38	$(24,759)

Total derivatives		$431,526	$(7,756)

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2010. None of these derivatives are designated as accounting hedging instruments.

	Asset derivatives
($ in thousands)	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Interest rate contracts
Interest rate cap agreements	Other investments	$57,600	$411	$444	$(33)
Embedded derivative financial instruments
Conversion options	Fixed income securities	2,000	124	124	—
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	(4,870)	(4,870)	—

Total asset derivatives		$59,600	$(4,335)	$(4,302)	$(33)

	Liability derivatives
	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$247,500	$(3,422)	$25	$(3,447)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	184,186	(15,128)	—	(15,128)
Guaranteed withdrawal benefits	Contractholder funds	37,736	(2,416)	—	(2,416)

Total liability derivatives		469,422	(20,966)	$25	$(20,991)

Total derivatives		$529,022	$(25,301)

The following table provides a summary of the impacts of the Company’s foreign currency contracts in cash flow hedging relationships for the years ended December 31, 2010 and 2009. There were no cash flow hedges outstanding during 2011.

($ in thousands)	2010	2009
Effective portion
Loss recognized in OCI on derivatives during the period	$—	$(1,107)
Gain recognized in OCI on derivatives during the term of the hedging relationship	—	309
(Loss) gain reclassified from AOCI into income (net investment income)	(2)	57
Gain reclassified from AOCI into income (realized capital gains and losses)	311	276
Ineffective portion and amount excluded from effectiveness testing
Gain recognized in income on derivatives (realized capital gains and losses)	—	—

The following table presents gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income for the years ended December 31.

	Realized capital gains and losses			Contract benefits			Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
($ in thousands)	2011	2010	2009	2011	2010	2009	2011	2011	2010	2009
Interest rate contracts	$(3,153)	$(40,261)	$42,886	$—	$—	$—	$—	$(3,153)	$(40,261)	$42,886
Embedded derivative financial instruments	3	494	—	(4,154)	(4,334)	16,841	(156)	(4,307)	(3,840)	16,841
Other contracts-structured settlement annuity reinsurance agreement	18,246	(3,277)	(6,636)	—	—	—	—	18,246	(3,277)	(6,636)

Total	$15,096	$(43,044)	$36,250	$(4,154)	$(4,334)	$16,841	$(156)	$10,786	$(47,378)	$53,091

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2011, the Company pledged $4.1 million in securities to counterparties, all of which was collateral posted under MNAs for contracts without credit-risk-contingent liabilities. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in thousands)	2011				2010
Rating(1)	Number of counter- parties	Notional amount	Credit exposure(2)	Exposure, net of collateral(2)	Number of counter- parties	Notional amount	Credit exposure(2)	Exposure, net of collateral(2)
A+	—	$—	$—	$—	1	$1,600	$10	$10
A	—	—	—	—	2	56,000	401	401
BBB+	1	52,000	—	—	—	—	—	—

Total	1	$52,000	$—	$—	3	$57,600	$411	$411

(1)	Rating is the lower of S&P or Moody’s ratings.
(2)	Only OTC derivatives with a net positive fair value are included for each counterparty.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company’s financial strength credit ratings by Moody’s or S&P fall below a certain level or in the event the Company is no longer rated by both Moody’s and S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company’s financial strength credit ratings by Moody’s or S&P, or in the event the Company is no longer rated by both Moody’s and S&P.

The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in thousands)	2011	2010
Gross liability fair value of contracts containing credit-risk-contingent features	$265	$34
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(38)	(34)

Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$227	$—

Off-balance-sheet financial instruments

The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests and commitments to extend mortgage loans totaled $119.2 million and $22.1 million respectively, as of December 31, 2011 and $98.1 million and zero, as of December 31, 2010, respectively. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. The fair value of commitments to extend mortgage loans, which are secured by the underlying properties, is $221 thousand as of December 31, 2011, and is valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

8.	Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2011	2010
Immediate fixed annuities:
Structured settlement annuities	$1,989,633	$1,800,217
Other immediate fixed annuities	25,512	18,663
Traditional life insurance	171,971	162,678
Accident and health insurance	7,159	6,616
Other	2,433	2,040

Total reserve for life-contingent contract benefits	$2,196,708	$1,990,214

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 2.8% to 9.2%	Present value of contractually specified future benefits

Other immediate fixed annuities	1983 individual annuity mortality table; Annuity 2000 mortality table; Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 1.1% to 11.5%	Present value of expected future benefits based on historical experience

Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Accident and health insurance	Actual company experience plus loading		Unearned premium; additional contract reserves for mortality risk and unpaid claims

Other:
Variable annuity guaranteed minimum death benefits(1)	100% of Annuity 2000 mortality table	Interest rate assumptions range from 4.0% to 5.1%	Projected benefit ratio applied to cumulative assessments

(1)

In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $283.0 million and $115.1 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2011 and 2010, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

As of December 31, contractholder funds consist of the following:

($ in thousands)	2011	2010
Interest-sensitive life insurance	$672,413	$660,731
Investment contracts:
Fixed annuities	3,641,579	4,005,939
Other investment contracts	30,905	22,121

Total contractholder funds	$4,344,897	$4,688,791

The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0% to 11.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.7% to 5.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0.2% to 9.2% for immediate annuities and 1.1% to 6.5% for other fixed annuities	Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 12.2% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts:
Guaranteed minimum income, accumulation and withdrawal benefits on variable annuities (1) and secondary guarantees on interest-sensitive life insurance and fixed annuities	Interest rates used in establishing reserves range from 1.8% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

(1)	In 2006, the Company disposed its variable annuity business through a reinsurance agreement with Prudential.

Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2011	2010
Balance, beginning of year	$4,688,791	$4,990,879
Deposits	121,999	159,490
Interest credited	154,657	165,758
Benefits	(155,403)	(160,376)
Surrenders and partial withdrawals	(381,834)	(385,801)
Contract charges	(65,034)	(61,370)
Net transfers to separate accounts	(55)	(67)
Other adjustments	(18,224)	(19,722)

Balance, end of year	$4,344,897	$4,688,791

The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuities contracts’ separate accounts with guarantees included $405.7 million and $494.7 million of equity, fixed income and balanced mutual funds and $63.8 million and $82.6 million of money market mutual funds as of December 31, 2011 and 2010, respectively.

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

	December 31,
($ in millions)	2011	2010
In the event of death
Separate account value	$469.5	$577.3
Net amount at risk(1)	$58.6	$56.4
Average attained age of contractholders	64 years	63 years

At annuitization (includes income benefit guarantees)
Separate account value	$32.0	$41.9
Net amount at risk(2)	$7.4	$6.2
Weighted average waiting period until annuitization options available	2 years	3 years

For cumulative periodic withdrawals
Separate account value	$32.5	$38.3
Net amount at risk(3)	$0.9	$0.6

Accumulation at specified dates
Separate account value	$163.2	$190.5
Net amount at risk(4)	$10.0	$6.5
Weighted average waiting period until guarantee date	5 years	6 years

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

The following table summarizes the liabilities for guarantees:

($ in thousands)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2010(1)	$3,246	$4,586	$17,544	$25,376
Less reinsurance recoverables	1,862	4,578	17,544	23,984

Net balance as of December 31, 2010	1,384	8	—	1,392
Incurred guaranteed benefits	3,852	—	—	3,852
Paid guarantee benefits	—	—	—	—

Net change	3,852	—	—	3,852
Net balance as of December 31, 2011	5,236	8	—	5,244
Plus reinsurance recoverables	2,336	3,963	21,698	27,997

Balance, December 31, 2011(2)	$7,572	$3,971	$21,698	$33,241

Balance, December 31, 2009(3)	$2,332	$5,142	$13,211	$20,685
Less reinsurance recoverables	2,332	5,142	13,211	20,685

Net balance as of December 31, 2009	—	—	—	—
Incurred guaranteed benefits	1,384	8	—	1,392
Paid guarantee benefits	—	—	—	—

Net change	1,384	8	—	1,392
Net balance as of December 31, 2010	1,384	8	—	1,392
Plus reinsurance recoverables	1,862	4,578	17,544	23,984

Balance, December 31, 2010(1)	$3,246	$4,586	$17,544	$25,376

(1)

Included in the total liability balance as of December 31, 2010 are reserves for variable annuity death benefits of $1.9 million, variable annuity income benefits of $4.6 million, variable annuity accumulation benefits of $15.1 million and variable annuity withdrawal benefits of $2.4 million and other guarantees of $1.4 million.

(2)

Included in the total liability balance as of December 31, 2011 are reserves for variable annuity death benefits of $2.3 million, variable annuity income benefits of $4.0 million, variable annuity accumulation benefits of $18.7 million, variable annuity withdrawal benefits of $3.0 million and other guarantees of $5.2 million.

(3)

Included in the total liability balance as of December 31, 2009 are reserves for variable annuity death benefits of $2.3 million, variable annuity income benefits of $5.2 million, variable annuity accumulation benefits of $11.0 million and variable annuity withdrawal benefits of $2.2 million.

9.	Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. As of December 31, 2011 and 2010, for certain term life insurance policies, we ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, we cede the mortality risk associated with coverage in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $244.5 million and $265.0 million as of December 31, 2011 and 2010, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2011, premiums and contract charges of $11.4 million, contract benefits of $5.4 million, interest credited to contractholder funds of $6.8 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In 2010, premiums and contract charges of $12.4 million, contract benefits of $5.7 million, interest credited to contractholder funds of $8.5 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In 2009, premiums and contract charges of $11.7 million, contract benefits of $(11.6) million, interest credited to contractholder funds of $8.8 million, and operating costs and expenses of $1.2 million were ceded to Prudential. In addition, as of December 31, 2011 and 2010 the Company had reinsurance recoverables of $256 thousand and $738 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2011, the gross life insurance in force was $35.79 billion of which $6.04 billion and $10.53 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$156,130	$155,865	$154,440
Assumed — non-affiliate	889	955	959
Ceded
Affiliate	(31,505)	(30,797)	(26,250)
Non-affiliate	(26,863)	(28,873)	(29,656)

Premiums and contract charges, net of reinsurance	$98,651	$97,150	$99,493

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$207,769	$207,433	$174,909
Assumed — non-affiliate	682	877	676
Ceded
Affiliate	(6,570)	(6,079)	(6,225)
Non-affiliate	(17,715)	(19,445)	715

Contract benefits, net of reinsurance	$184,166	$182,786	$170,075

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$161,283	$176,523	$210,289
Assumed — non-affiliate	19	19	17
Ceded
Non-affiliate	(6,855)	(8,457)	(8,757)

Interest credited to contractholder funds, net of reinsurance	$154,447	$168,085	$201,549

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million, $3.5 million and $3.4 million during 2011, 2010 and 2009, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10.	Deferred Policy Acquisition and Sales Inducement Costs

Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Balance, beginning of year	$169,937	$213,325	$538,248
Impact of adoption of new other-than-temporary impairment accounting guidance before unrealized impact(1)	—	—	(11,825)
Impact of adoption of new other-than-temporary impairment accounting guidance effect of unrealized capital gains and losses(2)	—	—	11,825
Acquisition costs deferred	23,900	24,704	32,560
Amortization charged to income	(12,091)	(16,437)	(148,450)
Effect of unrealized gains and losses	(12,530)	(51,655)	(209,033)

Balance, end of year	$169,216	$169,937	$213,325

(1)	The adoption of new other-than-temporary impairment accounting guidance on April 1, 2009 resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.
(2)	The adoption of new other-than-temporary impairment accounting guidance resulted in an adjustment to DAC due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized capital gains and losses.

DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in thousands)	2011	2010	2009
Balance, beginning of year	$2,024	$11,091	$47,319
Impact of adoption new other-than-temporary impairment accounting guidance before unrealized impact(1)	—	—	(1,732)
Impact of adoption new other-than-temporary impairment accounting guidance effect of unrealized capital gains and losses(2)	—	—	1,732
Sales inducements deferred	526	1,048	3,454
Amortization charged to income	(316)	(3,375)	(22,337)
Effect of unrealized gains and losses	(215)	(6,740)	(17,345)

Balance, end of year	$2,019	$2,024	$11,091

(1)

The adoption of new other-than-temporary impairment accounting guidance on April 1, 2009 resulted in an adjustment to DSI to reverse previously recorded DSI accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.

(2)

The adoption of new other-than-temporary impairment accounting guidance resulted in an adjustment to DSI due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DSI balance and unrealized capital gains and losses.

11.	Guarantees and Contingent Liabilities

Guaranty funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2011 and 2010, the liability balance included in other liabilities and accrued expenses was $12.5 million and $787 thousand, respectively. The related premium tax offsets included in other assets were $8.3 million and $736 thousand as of December 31, 2011 and 2010, respectively.

Executive Life Insurance Company of New York (“ELNY”) has been under the jurisdiction of the New York Liquidation Bureau (the “Bureau”) as part of a 1992 court-ordered rehabilitation plan. ELNY continues to fully pay annuity benefits when due. The Superintendent of Insurance of the State of New York in conjunction with the New York Attorney General filed a proposed formal plan of liquidation on September 1, 2011 and a public hearing on the proposed plan is scheduled for March 15, 2012. The current publicly available estimated shortfall from the Bureau is $1.57 billion. If the proposed plan of liquidation is accepted by the court, the Company will have exposure to future guaranty fund assessments. New York law currently contains an aggregate limit on insurer assessments by the guaranty fund, the Life Insurance Corporation of New York, of $500 million, of which approximately $40 million has been used. The Company’s three-year average market share for New York as of December 31, 2009, based on assessable premiums, was approximately 2.2%.

In 2011, the Company accrued its estimated aggregate exposure of $7 million, net of state related taxes and federal income tax, which includes $12 million pre-tax for guaranty fund assessments and $3 million pre-tax for participation in an industry sponsored plan to supplement certain ELNY policyholders. The ultimate cost will depend on an approved court ordered liquidation plan, the level of guaranty fund system participation and the realization of tax benefits. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future state related taxes.

Guarantees

Related to the disposal through reinsurance of our variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including in connection with the Company’s and ALIC’s provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

The aggregate liability balance related to all guarantees was not material as of December 31, 2011.

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently subject to an industry-wide New York Department of Financial Services inquiry related to unclaimed property laws. It is possible that this inquiry may result in additional payments of abandoned funds and to changes in the Company’s practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

12.	Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2009 and 2010 federal income tax returns. The IRS has completed its examinations of the Allstate Group’s federal income tax returns for 2005-2006 and 2007-2008 and the cases are under consideration at the IRS Appeals Office. The Allstate Group’s tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2011 or 2010, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2011	2010
Deferred assets
Life and annuity reserves	$2,010	$9,264
Accrued liabilities	178	178
Other assets	188	368

Total deferred assets	2,376	9,810

Deferred liabilities
Unrealized net capital gains	(99,623)	(71,729)
DAC	(35,549)	(28,695)
Difference in tax bases of investments	(30,259)	(10,717)
Other liabilities	(5,346)	(977)

Total deferred liabilities	(170,777)	(112,118)

Net deferred liability	$(168,401)	$(102,308)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized. There was no valuation allowance for deferred tax assets as of December 31, 2011 or 2010.

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Current	$1,036	$209	$(946)
Deferred	38,101	5,642	20,675

Total income tax expense	$39,137	$5,851	$19,729

The Company received refunds of $6.0 million and $3.5 million in 2011 and 2010, respectively, and paid income taxes of $29.9 million in 2009.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income tax expense	1.1	9.6	2.8
Dividends received deduction	(0.5)	(4.4)	(1.1)
Tax credits	(0.4)	(3.2)	(1.0)
Adjustment for prior year tax liabilities	—	(1.0)	(0.5)
Other	—	0.2	—

Effective income tax rate	35.2%	36.2%	35.2%

13.	Statutory Financial Information

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net income was $46.0 million in 2011. Statutory net loss was $(17.3) million and $(8.6) million in 2010 and 2009, respectively. Statutory capital and surplus was $524.0 million and $497.0 million as of December 31, 2011 and 2010, respectively.

Dividends

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can pay during 2012 without prior New York State Insurance Department approval is $44.6 million. The Company paid no dividends in 2011.

14.	Benefit Plans

Pension and other postretirement plans

Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $2.3 million, $3.3 million and $1.4 million in 2011, 2010 and 2009, respectively.

The Corporation provides certain health care subsidies for eligible employees hired before January 1, 2003 when they retire and their eligible dependents and certain life insurance benefits for eligible employees hired before January 1, 2003 when they retire (“postretirement benefits”). The credit allocated to the Company was $84 thousand in 2011 and the cost allocated to the Company was $47 thousand and $206 thousand for postretirement benefits other than pension plans in 2010 and 2009, respectively.

AIC and the Corporation have reserved the right to modify or terminate their benefit plans at any time and for any reason.

Allstate 401(k) Savings Plan

Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $700 thousand, $492 thousand and $912 thousand in 2011, 2010 and 2009, respectively.

15.	Other Comprehensive Income

The components of other comprehensive income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in thousands)	2011
	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period, net of related offsets	$107,961	$(37,786)	$70,175
Less: reclassification adjustment of realized capital gains and losses	28,264	(9,892)	18,372

Unrealized net capital gains and losses	79,697	(27,894)	51,803
Unrealized foreign currency translation adjustments	(262)	92	(170)

Other comprehensive income	$79,435	$(27,802)	$51,633

	2010
	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period, net of related offsets	$165,578	$(57,953)	$107,625
Less: reclassification adjustment of realized capital gains and losses	(2,361)	826	(1,535)

Unrealized net capital gains and losses	167,939	(58,779)	109,160

Other comprehensive income	$167,939	$(58,779)	$109,160

	2009
	Pre-tax	Tax	After-tax
Unrealized net holding losses arising during the period, net of related offsets	$337,657	$(118,180)	$219,477
Less: reclassification adjustment of realized capital gains and losses	101,749	(35,612)	66,137

Unrealized net capital gains and losses	235,908	(82,568)	153,340

Other comprehensive income	$235,908	$(82,568)	$153,340

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE I—SUMMARY OF INVESTMENTS

OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 2011

($ in thousands)	Cost/ amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$366,968	$460,095	$460,095
States, municipalities and political subdivisions	723,467	789,756	789,756
Foreign governments	283,135	376,941	376,941
Public utilities	838,541	937,241	937,241
Convertibles and bonds with warrants attached	39,666	37,315	37,315
All other corporate bonds	2,617,041	2,842,458	2,842,458
Asset-backed securities	119,967	120,131	120,131
Residential mortgage-backed securities	432,808	445,746	445,746
Commercial mortgage-backed securities	257,768	234,190	234,190
Redeemable preferred stocks	9,144	9,611	9,611

Total fixed maturities	5,688,505	$6,253,484	6,253,484

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	83,801	$104,178	104,178

Mortgage loans on real estate	564,847	$588,344	564,847

Policy loans	42,213		42,213
Limited partnership interests	71,383		71,383
Other long-term investments	5,581		5,581
Short-term investments	148,832	$148,829	148,829

Total investments	$6,605,162		$7,190,515

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE IV—REINSURANCE

($ in thousands)	Gross amount	Ceded to other companies(1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2011
Life insurance in force	$35,166,813	$16,567,759	$623,979	$19,223,033	3.2%

Premiums and contract charges:
Life insurance	$143,652	$56,534	$889	$88,007	1.0%
Accident and health insurance	12,478	1,834	—	10,644	—%

Total premiums and contract charges	$156,130	$58,368	$889	$98,651	0.9%

Year ended December 31, 2010
Life insurance in force	$34,597,944	$15,803,458	$663,707	$19,458,193	3.4%

Premiums and contract charges:
Life insurance	$143,571	$57,638	$955	$86,888	1.1%
Accident and health insurance	12,294	2,032	—	10,262	—%

Total premiums and contract charges	$155,865	$59,670	$955	$97,150	1.0%

Year ended December 31, 2009
Life insurance in force	$33,925,356	$12,115,820	$695,124	$22,504,660	3.1%

Premiums and contract charges:
Life insurance	$142,563	$53,595	$959	$89,927	1.1%
Accident and health insurance	11,877	2,311	—	9,566	—%

Total premiums and contract charges	$154,440	$55,906	$959	$99,493	1.0%

(1)	No reinsurance or coinsurance income was netted against premium ceded in 2011, 2010 or 2009.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE V—VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in thousands)		Additions
Description	Balance as of beginning of period	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period
Year ended December 31, 2011
Allowance for estimated losses on mortgage loans	$1,670	$1,642	$—	$2,675	$637
Year ended December 31, 2010
Allowance for estimated losses on mortgage loans	$4,250	$2,922	$—	$5,502	$1,670
Year ended December 31, 2009
Allowance for estimated losses on mortgage loans	$449	$5,264	$—	$1,463	$4,250

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Allstate Life Insurance Company of New York

Hauppauge, NY

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2011 and 2010, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2011. Our audits also included Schedule I-Summary of Investments-Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments-Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

In 2009, the Company changed its recognition and presentation for other-than-temporary impairments of debt securities.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 8, 2012

Item 11(f).	Selected Financial Data

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

($ in thousands)	2011	2010	2009	2008	2007
Operating results
Premiums	$43,806	$45,087	$47,659	$59,248	$69,124
Contract charges	54,845	52,063	51,834	61,108	59,530
Net investment income	356,269	368,695	372,395	402,931	386,738
Realized capital gains and losses	42,907	(45,849)	145,468	(77,205)	(831)
Total revenues	497,827	419,996	617,356	446,082	514,561
Net income	72,165	10,297	36,370	7,672	41,909
Financial position
Investments	$7,190,515	$7,190,197	$7,139,397	$6,648,585	$7,057,629
Total assets	8,249,659	8,353,855	8,388,191	8,284,933	8,785,177
Reserve for life-contingent contract benefits and contractholder funds	6,541,605	6,679,005	6,866,458	7,040,122	6,865,432
Shareholder’s equity	950,490	826,341	706,884	516,568	680,872

Item 11(h).	Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Allstate Life Insurance Company of New York (referred to in this document as “we,” “our,” “us,” or the “Company” or “ALNY”). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our company include:

•	For operations: benefit and investment spread, amortization of deferred policy acquisition costs (“DAC”), expenses, net income, invested assets, and premiums and contract charges;

•

For investments: credit quality/experience, total return, investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset and liability duration; and

•	For financial condition: liquidity, financial strength ratings, capital position, operating leverage, and return on equity.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

•	Fair value of financial assets

•	Impairment of fixed income and equity securities

•	Deferred policy acquisition costs amortization

•	Reserve for life-contingent contract benefits estimation

In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see the notes to the financial statements.

Fair value of financial assets Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We categorize our financial assets measured at fair value into a three-level hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Financial asset values are based on unadjusted quoted prices for identical assets in an active market that we can access.

Level 2:	Financial asset values are based on the following:

(a)	Quoted prices for similar assets in active markets;

(b)	Quoted prices for identical or similar assets in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

Level 3:	Financial asset values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect our estimates of the assumptions that market participants would use in valuing the financial assets.

Observable inputs are inputs that reflect the assumptions market participants would use in valuing financial assets that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect our estimates of the assumptions market participants would use in valuing financial assets and are developed based on the best information available in the circumstances. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information.

We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We gain assurance on the overall reasonableness and consistent application of valuation input assumptions, valuation methodologies and compliance with accounting standards for fair value determination through the execution of various processes and controls designed to ensure that our financial assets are appropriately valued. We monitor fair values received from third parties and those derived internally on an ongoing basis.

We employ independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual securities for which a fair value has been requested under the terms of our agreements. For certain equity securities, valuation service providers provide market quotations for completed transactions on the measurement date. For other security types, fair values are derived from the valuation service providers’ proprietary valuation models. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

The fair value of certain financial assets, including privately placed corporate fixed income securities, auction rate securities (“ARS”) backed by student loans, and certain free-standing derivatives, for which our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Internally developed valuation models, which include inputs that may not be market observable and as such involve some degree of judgment, are considered appropriate for each class of security to which they are applied.

Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data. Additional inputs that are used include internally-derived assumptions such as liquidity premiums and credit ratings, as well as instrument-specific characteristics that include, but are not limited to, coupon rates, expected cash flows, sector of the issuer, and call provisions. Our internally assigned credit ratings are developed at a more detailed level than externally published ratings and allow for a more precise match of these ratings to other market observable valuation inputs, such as credit and sector spreads, when performing these valuations. Due to the existence of non-market observable inputs, such as liquidity premiums, judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets’ fair values.

For the majority of our financial assets measured at fair value, all significant inputs are based on market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

There is one primary situation where a discounted cash flow model utilizes a significant input that is not market observable, and it relates to the determination of fair value for our ARS backed by student loans. The significant input utilized is the anticipated date liquidity will return to this market (that is, when auction failures will cease). Determination of this assumption allows for matching to market observable inputs when performing these valuations.

The following table displays the sensitivity of reasonably likely changes in the anticipated date liquidity will return to the student loan ARS market as of December 31, 2011. The selection of these hypothetical scenarios represents an illustration of the estimated potential proportional effect of alternate assumptions and should not be construed as either a prediction of future events or an indication that it would be reasonably likely that all securities would be similarly affected.

($ in thousands)
ARS backed by student loans at fair value	$34,177
Percentage change in fair value resulting from:
Decrease in the anticipated date liquidity will return to this market by six months	1.4%
Increase in the anticipated date liquidity will return to this market by six months	(1.4)%

We believe our most significant exposure to changes in fair value is due to market risk. Our exposure to changes in market conditions is discussed fully in the Market Risk section of the MD&A.

We employ specific control processes to determine the reasonableness of the fair value of our financial assets. Our processes are designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. For example, on a continuing basis, we assess the reasonableness of individual security values that have stale prices or that exceed certain thresholds as compared to previous values received from those valuation service providers or derived from internal models. We perform procedures to understand and assess the methodologies, processes and controls of our valuation service providers. In addition, we may validate the reasonableness of fair value by comparing information obtained from our valuation service providers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal pricing models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal pricing model. As of December 31, 2011 and 2010, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal pricing model for such securities.

The following table identifies fixed income and equity securities and short-term investments as of December 31, 2011 by source of fair value determination:

($ in thousands)	Fair value	Percent to total
Fair value based on internal sources	$932,155	14.3%
Fair value based on external sources(1)	5,574,336	85.7

Total	$6,506,491	100.0%

(1)	Includes $293.5 million that are valued using broker quotes.

For more detailed information on our accounting policy for the fair value of financial assets and the financial assets by level in the fair value hierarchy, see Note 6 of the financial statements.

Impairment of fixed income and equity securities For investments classified as available for sale, the difference between fair value and amortized cost for fixed income securities and cost for equity securities, net of certain other items and deferred income taxes (as disclosed in Note 5), is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

There are a number of assumptions and estimates inherent in evaluating impairments of equity securities and determining if they are other than temporary, including: 1) our ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the length of time and extent to which the fair value has been less than cost; 3) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; and 4) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity.

Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income or equity security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer’s ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management’s intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis of a fixed income security or causes a change in our ability or intent to hold an equity security until it recovers in value. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder’s equity, since our securities are designated as available for sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes and related DAC, deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, would already be reflected as a component of accumulated other comprehensive income in shareholder’s equity.

The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluation of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts presented within the financial statements.

For additional detail on investment impairments, see Note 5 of the financial statements.

Deferred policy acquisition costs amortization We incur significant costs in connection with acquiring insurance policies and investment contracts. In accordance with GAAP, costs that vary with and are primarily related to acquiring insurance policies and investment contracts are deferred and recorded as an asset on the Statements of Financial Position.

DAC related to traditional life insurance is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Significant assumptions relating to estimated premiums, investment returns, as well as mortality, persistency and expenses to administer the business are established at the time the policy is issued and are generally not revised during the life of the policy. The assumptions for determining the timing and amount of DAC amortization are consistent with the assumptions used to calculate the reserve for life-contingent contract benefits. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The recovery of DAC is dependent upon the future profitability of the business. We periodically review the adequacy of reserves and recoverability of DAC for these policies on an aggregate basis using actual experience. We aggregate all traditional life insurance products and immediate annuities with life contingencies in the analysis. In the event actual experience is significantly adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and a premium deficiency reserve may be required if the remaining DAC balance is insufficient to absorb the deficiency. In 2011, 2010 and 2009, our reviews concluded that no premium deficiency adjustments were necessary.

DAC related to interest-sensitive life, fixed annuities and other investment contracts is amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits (benefit margin); investment income and realized capital gains and losses less interest credited (investment margin); and surrender and other contract charges less maintenance expenses (expense margin). The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable, and these assumptions are reasonably likely to have the greatest impact on the amount of DAC amortization. Changes in these assumptions can be offsetting and we are unable to reasonably predict their future movements or offsetting impacts over time.

Each reporting period, DAC amortization is recognized in proportion to AGP for that period adjusted for interest on the prior period DAC balance. This amortization process includes an assessment of AGP compared to EGP, the actual amount of business remaining in force and realized capital gains and losses on investments supporting the product liability. The impact of realized capital gains and losses on amortization of DAC depends upon which product liability is supported by the assets that give rise to the gain or loss. If the AGP is greater than EGP in the period, but the total EGP is unchanged, the amount of DAC amortization will generally increase, resulting in a current period decrease to earnings. The opposite result generally occurs when the AGP is less than the EGP in the period, but the total EGP is unchanged. However, when DAC amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable based on facts and circumstances. Negative amortization was not recorded for certain fixed annuities during 2011, 2010 and 2009 periods in which significant capital losses were realized on their related investment portfolio. For products whose supporting investments are exposed to capital losses in excess of our expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC amortization may be modified to exclude the excess credit losses.

Annually, we review and update all assumptions underlying the projections of EGP, including investment returns, comprising investment income and realized capital gains and losses, interest crediting rates, persistency, mortality, expenses and the effect of any hedges. At each reporting period, we assess whether any revisions to assumptions used to determine DAC amortization are required. These reviews and updates may result in amortization acceleration or deceleration, which are commonly referred to as “DAC unlocking”. If the update of assumptions causes total EGP to increase, the rate of DAC amortization will generally decrease, resulting in a current period increase to earnings. A decrease to earnings generally occurs when the assumption update causes the total EGP to decrease.

Over the past three years, our most significant DAC assumption updates that resulted in a change to EGP and the amortization of DAC have been revisions to expected future investment returns, primarily realized capital losses, mortality, expenses and the number of contracts in force or persistency. The following table provides the effect on DAC amortization of changes in assumptions relating to the gross profit components of investment margin, benefit margin and expense margin during the years ended December 31.

($ in thousands)	2011	2010	2009
Investment margin	$6	$408	$(50,219)
Benefit margin	(1,189)	(4,127)	7,483
Expense margin	(1,238)	1,599	812

Net acceleration	$(2,421)	$(2,120)	$(41,924)

In 2011, DAC amortization acceleration related to benefit margin was primarily due to lower projected persistency on interest-sensitive life insurance. The acceleration related to expense margin primarily related to interest-sensitive life insurance and was due to an increase in projected expenses. In 2010, DAC amortization deceleration related to changes in the investment margin component of EGP primarily related to interest-sensitive life insurance and was due to higher than previously projected investment income and lower interest credited, partially offset by higher projected realized capital losses. The acceleration related to benefit margin was primarily due to lower projected renewal premium (which is also expected to reduce persistency) on interest-sensitive life insurance, partially offset by higher than previously projected revenues associated with variable life insurance due to appreciation in the underlying separate account valuations. The deceleration related to expense margin resulted from current and expected expense levels lower than previously projected. DAC amortization acceleration related to changes in the investment margin component of EGP in the first quarter of 2009 was primarily due to an increase in the level of expected realized capital losses in 2009 and 2010. The deceleration related to benefit margin was due to more favorable projected life insurance mortality. The acceleration related to expense margin resulted from current and expected expense levels higher than previously projected.

The following table displays the sensitivity of reasonably likely changes in assumptions included in the gross profit components of investment margin or benefit margin to amortization of the DAC balance as of December 31, 2011.

($ in thousands)	Increase/(reduction) in DAC
Increase in future investment margins of 25 basis points	$1,303
Decrease in future investment margins of 25 basis points	$(802)
Decrease in future life mortality by 1%	$401
Increase in future life mortality by 1%	$(401)

Any potential changes in assumptions discussed above are measured without consideration of correlation among assumptions. Therefore, it would be inappropriate to add them together in an attempt to estimate overall variability in amortization.

For additional detail related to DAC, see the Operations section of this document.

Reserve for life-contingent contract benefits estimation Due to the long term nature of traditional life insurance, life-contingent immediate annuities and voluntary accident and health products, benefits are payable over many years; accordingly, the reserves are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses are used when establishing the reserve for life-contingent contract benefits payable under these insurance policies. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. Future investment yield assumptions are determined based upon prevailing investment yields as well as estimated reinvestment yields. Mortality, morbidity and policy termination assumptions are based on our experience and industry experience. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium-paying period. These assumptions are established at the time the policy is issued, are consistent with assumptions for determining DAC amortization for these policies, and are generally not changed during the policy coverage period. However, if actual experience emerges in a manner that is significantly adverse relative to the original assumptions, adjustments to DAC or reserves may be required resulting in a charge to earnings which could have a material effect on our operating results and financial condition. We periodically review the adequacy of reserves and recoverability of DAC for these policies on an aggregate basis using actual experience. In the event actual experience is significantly adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. In 2011, 2010 and 2009, our reviews concluded that no premium deficiency adjustments were necessary. We anticipate that mortality, investment and reinvestment yields, and policy terminations are the factors that would be most likely to require premium deficiency adjustments to these reserves or related DAC.

For further detail on the reserve for life-contingent contract benefits, see Note 8 of the financial statements.

OPERATIONS

Overview and strategy We provide life insurance, retirement and investment products, and voluntary accident and health insurance. We serve our customers through Allstate exclusive agencies and non-proprietary distribution channels. Our strategic vision is to reinvent protection and retirement for the consumer and our purpose is to create financial value and to add strategic value to the Allstate organization.

To fulfill our purpose, our primary objectives are to deepen relationships with Allstate customers by adding financial services to their suite of products with Allstate and improve profitability by decreasing earnings volatility and increasing our returns. We bring value to our ultimate parent, The Allstate Corporation (the “Corporation”), in three principal ways: through profitable growth, improving the economics of the Corporation’s property-liability insurance business through increased customer loyalty and renewal rates by cross selling our products to their customers, and by bringing new customers to Allstate. We continue to shift our mix of products in force by decreasing spread based products, principally fixed annuities, and through growth of underwritten products having mortality or morbidity risk, principally life insurance and voluntary accident and health products. In addition to focusing on higher return markets, products, and distribution channels, we continue to emphasize capital efficiency and enterprise risk and return management strategies and actions.

Our strategy provides a platform to profitably grow our business. Based upon Allstate’s strong financial position and brand, we have a unique opportunity to cross-sell to our customers. We will leverage trusted customer relationships through our Allstate exclusive agencies or direct marketing to serve those who are looking for assistance in meeting their protection and retirement needs by providing them with the information, products and services that they need.

Our products include interest-sensitive, traditional and variable life insurance; fixed annuities such as deferred and immediate annuities; and voluntary accident and health insurance. Our products are sold through multiple distribution channels including Allstate exclusive agencies and exclusive financial specialists, independent agents (including workplace enrolling agents), specialized structured settlement brokers and directly through call centers.

Summary analysis Summarized financial data for the years ended December 31 is presented in the following table.

($ in thousands)	2011	2010	2009
Revenues
Premiums	$43,806	$45,087	$47,659
Contract charges	54,845	52,063	51,834
Net investment income	356,269	368,695	372,395
Realized capital gains and losses	42,907	(45,849)	145,468

Total revenues	497,827	419,996	617,356
Costs and expenses
Contract benefits	(184,166)	(182,786)	(170,075)
Interest credited to contractholder funds	(154,447)	(168,085)	(201,549)
Amortization of DAC	(12,091)	(16,437)	(148,450)
Operating costs and expenses	(35,821)	(36,540)	(41,183)

Total costs and expenses	(386,525)	(403,848)	(561,257)
Income tax expense	(39,137)	(5,851)	(19,729)

Net income	$72,165	$10,297	$36,370

Investments as of December 31	$7,190,515	$7,190,197	$7,139,397

Net income in 2011 was $72.2 million compared to $10.3 million in 2010. The increase of $61.9 million was primarily due to net realized capital gains in the current year compared to net realized capital losses in the prior year and decreased interest credited to contractholder funds, partially offset by lower net investment income.

Net income in 2010 was $10.3 million compared to $36.4 million in 2009. The decrease of $26.1 million was primarily the result of net realized capital losses in 2010 compared to net realized capital gains in 2009, partially offset by lower amortization of DAC and lower interest credited to contractholder funds.

Analysis of revenues Total revenues increased 18.5% or $77.8 million in 2011 compared to 2010 due to net realized capital gains in the current year compared to net realized capital losses in the prior year, partially offset by lower net investment income. Total revenues decreased 32.0% or $197.4 million in 2010 compared to 2009 due to net realized capital losses and lower net investment income.

Premiums represent revenues generated from traditional life insurance, immediate annuities with life contingencies, and accident and health insurance products that have significant mortality or morbidity risk.

Contract charges are revenues generated from interest-sensitive and variable life insurance and fixed annuities for which deposits are classified as contractholder funds or separate account liabilities. Contract charges are assessed against the contractholder account values for maintenance, administration, cost of insurance and surrender prior to contractually specified dates.

The following table summarizes premiums and contract charges by product for the years ended December 31.

($ in thousands)	2011	2010	2009
Underwritten products
Traditional life insurance premiums	$20,728	$20,215	$20,159
Accident and health insurance premiums	10,644	10,262	9,566
Interest-sensitive life insurance contract charges	52,228	48,453	47,071

Subtotal	83,600	78,930	76,796
Annuities
Immediate annuities with life contingencies premiums	12,434	14,610	17,934
Other fixed annuity contract charges	2,617	3,610	4,763

Subtotal	15,051	18,220	22,697

Premiums and contract charges(1)	$98,651	$97,150	$99,493

(1)	Contract charges related to the cost of insurance totaled $29.3 million, $26.8 million and $26.7 million in 2011, 2010 and 2009, respectively.

Total premiums and contract charges increased 1.5% in 2011 compared to 2010 primarily due to higher cost of insurance contract charges on interest-sensitive life insurance products, partially offset by lower sales of immediate annuities with life contingencies.

Total premiums and contract charges decreased 2.4% in 2010 compared to 2009 primarily due to lower sales of immediate annuities with life contingencies and decreased surrender charges on fixed annuities, partially offset by higher contract charges on interest-sensitive life insurance products resulting from a shift in the mix of policies in force to contracts with higher policy administration fees.

Contractholder funds represent interest-bearing liabilities arising from the sale of interest-sensitive life insurance and fixed annuities. The balance of contractholder funds is equal to the cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. The following table shows the changes in contractholder funds for the years ended December 31.

($ in thousands)	2011	2010	2009
Contractholder funds, beginning balance	$4,688,791	$4,990,879	$5,086,965
Deposits
Fixed annuities	38,790	64,115	180,327
Interest-sensitive life insurance	83,209	95,375	116,663

Total deposits	121,999	159,490	296,990
Interest credited	154,657	165,758	182,665
Benefits, withdrawals and other adjustments
Benefits	(155,403)	(160,376)	(160,351)
Surrenders and partial withdrawals	(381,834)	(385,801)	(308,244)
Contract charges	(65,034)	(61,370)	(57,157)
Net transfers to separate accounts	(55)	(67)	—
Other adjustments(1)	(18,224)	(19,722)	(49,989)

Total benefits, withdrawals and other adjustments	(620,550)	(627,336)	(575,741)

Contractholder funds, ending balance	$4,344,897	$4,688,791	$4,990,879

(1)	The table above illustrates the changes in contractholder funds, which are presented gross of reinsurance recoverables on the Statements of Financial Position. The table above is intended to supplement our discussion and analysis of revenues, which are presented net of reinsurance on the Statements of Operations and Comprehensive Income. As a result, the net change in contractholder funds associated with products reinsured to third parties is reflected as a component of the other adjustments line.

Contractholder funds decreased 7.3%, 6.1% and 1.9% in 2011, 2010 and 2009, respectively, reflecting our continuing actions to reduce our concentration in spread-based products. Average contractholder funds decreased 6.7% in 2011 compared to 2010 and 4.0% in 2010 compared to 2009.

Contractholder deposits decreased 23.5% in 2011 compared to 2010 primarily due to lower deposits on fixed annuities. Contractholder deposits decreased 46.3% in 2010 compared to 2009 due to lower deposits on fixed annuities. Deposits on fixed annuities decreased 64.4% in 2010 compared to 2009 due to our strategic decision to discontinue distributing fixed annuities through banks and broker-dealers and our goal to reduce our concentration in spread-based products and improve returns on new business.

Surrenders and partial withdrawals decreased 1.0% to $381.8 million in 2011 from $385.8 million in 2010 primarily due to lower surrenders and partial withdrawals on fixed annuities. Surrenders and partial withdrawals increased 25.2% in 2010 from $308.2 million in 2009 due to higher surrenders and partial withdrawals on fixed annuities.

The surrender and partial withdrawal rate, based on the beginning of year contractholder funds, was 9.9% in 2011 compared to 9.4% in 2010 and 7.4% in 2009.

Analysis of costs and expenses Total costs and expenses decreased 4.3% or $17.3 million in 2011 compared to 2010 primarily due to lower interest credited to contractholder funds and amortization of DAC. Total costs and expenses decreased 28.0% or $157.4 million in 2010 compared to 2009 primarily due to lower amortization of DAC and interest credited to contractholder funds, partially offset by higher contract benefits.

Contract benefits increased 0.8% or $1.4 million in 2011 compared to 2010 primarily due to worse mortality experience on immediate annuities with life contingencies and an increase in reserves for secondary guarantees on interest-sensitive life insurance, partially offset by improved mortality experience on life insurance.

Contract benefits increased 7.5% or $12.7 million in 2010 compared to 2009 primarily due to higher mortality experience on interest-sensitive and traditional life insurance products resulting from an increase in average claim size and higher incidence of claims.

We analyze our mortality and morbidity results using the difference between premiums and contract charges earned for the cost of insurance and contract benefits excluding the portion related to the implied interest on immediate annuities with life contingencies (“benefit spread”). This implied interest totaled $111.9 million in 2011 and $111.3 million in both 2010 and 2009.

The benefit spread by product group is disclosed in the following table for the years ended December 31.

($ in thousands)	2011	2010	2009
Life insurance	$4,694	$1,395	$12,627
Accident and health insurance	5,445	5,255	4,355
Annuities	(9,321)	(6,205)	(1,334)

Total benefit spread	$818	$445	$15,648

Benefit spread increased 83.8% or $373 thousand in 2011 compared to 2010 primarily due to improved mortality experience on life insurance and higher cost of insurance contract charges on interest-sensitive life insurance, partially offset by worse mortality experience on immediate annuities with life contingencies and an increase in reserves for secondary guarantees on interest-sensitive life insurance.

Benefit spread decreased 97.2% or $15.2 million in 2010 compared to 2009. The decrease was primarily due to higher mortality experience on interest-sensitive and traditional life insurance products.

Interest credited to contractholder funds decreased 8.1% or $13.6 million in 2011 compared to 2010 primarily due to lower average contractholder funds, decreased amortization of DSI and lower interest crediting rates. Amortization of DSI declined $3.1 million to $316 thousand in 2011 compared to $3.4 million in 2010 primarily due to the absence of amortization on a large block of fixed annuities that was fully amortized in 2010.

Interest credited to contractholder funds decreased 16.6% or $33.5 million in 2010 compared to 2009 primarily due to lower amortization of DSI, management actions to reduce interest crediting rates on deferred fixed annuities and interest-sensitive life insurance, and lower average contractholder funds. Amortization of DSI declined to $3.4 million in 2010 compared to $22.3 million in 2009. The decline in amortization of DSI in 2010 was primarily due to a $8.8 million decrease in amortization relating to realized capital gains and losses and a $6.9 million reduction in amortization acceleration for changes in assumptions.

In order to analyze the impact of net investment income and interest credited to contractholders on net income, we monitor the difference between net investment income and the sum of interest credited to contractholder funds and the implied interest on immediate annuities with life contingencies, which is included as a component of contract benefits on the Statements of Operations and Comprehensive Income (“investment spread”).

The investment spread by product group is shown in the following table for the years ended December 31.

($ in thousands)	2011	2010	2009
Annuities	$52,762	$53,406	$28,775
Life insurance	4,411	2,565	1,090
Accident and health insurance	30	1	(17)
Net investment income on investments supporting capital	32,738	33,301	29,670

Total investment spread	$89,941	$89,273	$59,518

Investment spread increased 0.7% or $668 thousand in 2011 compared to 2010 primarily due to lower amortization of DSI and reduced crediting rates, partially offset by the decline in our spread-based business in force.

Investment spread increased 50.0% or $29.8 million in 2010 compared to 2009 as lower net investment income was more than offset by decreased interest credited to contractholder funds, which includes lower amortization of DSI. Excluding amortization of DSI, investment spread increased 13.2% or $10.8 million in 2010 compared to 2009.

To further analyze investment spreads, the following table summarizes the weighted average investment yield on assets supporting product liabilities and capital, interest crediting rates and investment spreads.

	Weighted average investment yield			Weighted average interest crediting rate			Weighted average investment spreads
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Interest-sensitive life insurance	5.4%	5.2%	5.1%	4.3%	4.4%	4.6%	1.1%	0.8%	0.5%
Deferred fixed annuities	5.0	5.0	5.1	3.0	3.0	3.3	2.0	2.0	1.8
Immediate fixed annuities with and without life contingencies	6.6	6.6	6.6	6.4	6.4	6.5	0.2	0.2	0.1
Investments supporting capital, traditional life and other products	3.5	3.3	4.2	n/a	n/a	n/a	n/a	n/a	n/a

The following table summarizes our product liabilities as of December 31 and indicates the account value of those contracts and policies in which an investment spread is generated.

($ in thousands)	2011	2010	2009
Immediate fixed annuities with life contingencies	$1,732,184	$1,703,738	$1,675,884
Other life contingent contracts and other	464,524	286,476	199,695

Reserve for life-contingent contract benefits	$2,196,708	$1,990,214	$1,875,579

Interest-sensitive life insurance	$672,413	$660,731	$627,362
Deferred fixed annuities	3,094,165	3,443,034	3,771,584
Immediate fixed annuities without life contingencies	578,319	585,026	591,933

Contractholder funds	$4,344,897	$4,688,791	$4,990,879

Amortization of DAC decreased 26.4% or $4.3 million in 2011 compared to 2010 and decreased 88.9% or $132.0 million in 2010 compared to 2009. The components of amortization of DAC are summarized in the following table for the years ended December 31.

($ in thousands)	2011	2010	2009
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions	$8,107	$14,620	$52,307
Amortization (accretion) relating to realized capital gains and losses (1)	1,563	(303)	54,219
Amortization acceleration for changes in assumptions (“DAC unlocking”)	2,421	2,120	41,924

Total amortization of DAC	$12,091	$16,437	$148,450

(1)

The impact of realized capital gains and losses on amortization of DAC is dependent upon the relationship between the assets that give rise to the gain or loss and the product liability supported by the assets. Fluctuations result from changes in the impact of realized capital gains and losses on actual and expected gross profits.

The decrease of $4.3 million in 2011 was primarily due to the absence of amortization on a large block of fixed annuities that was fully amortized in 2010.

The decrease of $132.0 million in 2010 was primarily due to a favorable change in amortization relating to realized capital gains and losses, lower amortization acceleration for changes in assumptions and a decreased amortization rate on fixed annuities.

During the first quarter of 2011, we completed our annual comprehensive review of the profitability of our products to determine DAC balances for our interest-sensitive life, fixed annuities and other investment contracts which covers assumptions for investment returns, including capital gains and losses, interest crediting rates to policyholders, the effect of any hedges, persistency, mortality and expenses in all product lines. The review resulted in an acceleration of DAC amortization (charge to income) of $2.4 million, primarily due to an increase in projected expenses and lower projected persistency on interest-sensitive life insurance.

In 2010, our annual comprehensive review resulted in an acceleration of DAC amortization of $2.1 million, including amortization acceleration of $2.2 million related to interest-sensitive life insurance, partially offset by amortization deceleration (credit to income) of $78 thousand for fixed annuities. Amortization acceleration related to interest-sensitive life insurance was primarily due to an increase in projected realized capital losses and lower projected renewal premium (which is also expected to reduce persistency), partially offset by lower expenses.

In 2009, our annual comprehensive review resulted in the acceleration of DAC amortization of $41.9 million, including amortization acceleration of $45.2 million related to fixed annuities, partially offset by amortization deceleration of $3.3 million for interest-sensitive life insurance. The principal assumption impacting EGP and the related DAC amortization for fixed annuities was an increase in the level of expected realized capital losses in 2009 and 2010 and, to a lesser extent, reduced investment spread. Reduced EGP for fixed annuities resulted in accelerated DAC amortization. For our interest-sensitive life insurance products, the amortization deceleration was due to higher EGP due to a favorable change in our mortality assumptions, partially offset by increased expected capital losses and, to a lesser extent, reduced investment spread.

The changes in DAC are detailed in the following table.

	Traditional life and accident and health		Interest-sensitive life insurance		Fixed annuities		Total
($ in thousands)	2011	2010	2011	2010	2011	2010	2011	2010
Beginning balance	$49,856	$47,868	$118,277	$119,974	$1,804	$45,483	$169,937	$213,325
Acquisition costs deferred	8,145	7,575	15,534	15,781	221	1,348	23,900	24,704
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions(1)	(5,962)	(5,587)	(2,159)	(1,277)	14	(7,756)	(8,107)	(14,620)
(Amortization) accretion relating to realized capital gains and losses(1)	—	—	(1,306)	401	(257)	(98)	(1,563)	303
Amortization (acceleration) deceleration for changes in assumptions (“DAC unlocking”)(1)	—	—	(2,404)	(2,198)	(17)	78	(2,421)	(2,120)
Effect of unrealized capital gains and losses(2)	—	—	(11,754)	(14,404)	(776)	(37,251)	(12,530)	(51,655)

Ending balance	$52,039	$49,856	$116,188	$118,277	$989	$1,804	$169,216	$169,937

(1)	Included as a component of amortization of DAC on the Statements of Operations and Comprehensive Income.
(2)

Represents the change in the DAC adjustment for unrealized capital gains and losses. The DAC adjustment balance was $(17.4) million and $(4.9) million as of December 31, 2011 and 2010, respectively, and represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains and losses in the respective product portfolios were realized.

On January 1, 2012, we will adopt new DAC accounting guidance on a retrospective basis (see Note 2 of the financial statements for further details). It is currently estimated that the restated DAC balance will decline by $36.6 million when compared to the reported December 31, 2011 balance.

Operating costs and expenses decreased 2.0% or $719 thousand in 2011 compared to 2010 primarily due to reduced insurance department assessments for 2011 and lower non deferrable commissions, partially offset by a charge related to the liquidation plan for Executive Life Insurance Company of New York.

Operating costs and expenses decreased 11.3% or $4.6 million in 2010 compared to 2009 primarily due to lower insurance department assessments and restructuring and related charges.

Income tax expense was $39.1 million in 2011 compared to $5.9 million in 2010 and $19.7 million in 2009. These changes were due to the proportionate change in income on which income tax expense was determined.

Reinsurance ceded We enter into reinsurance agreements with ALIC and unaffiliated reinsurers to limit our risk of mortality and morbidity losses and reinvestment risk. In addition, we have used reinsurance to effect the disposition of certain blocks of business. We retain primary liability as a direct insurer for all risks ceded to reinsurers. As of December 31, 2011 and 2010, 46.3% and 44.8%, respectively, of our face amount of life insurance in force was reinsured. Additionally, we ceded all of the risk associated with our variable annuity business.

Our reinsurance recoverables, summarized by reinsurer as of December 31, are shown in the following table.

	Standard & Poor’s financial strength rating(1)	Reinsurance recoverable on paid and unpaid benefits
($ in thousands)		2011	2010
Prudential Insurance Company of America	AA-	$244,513	$265,021
Transamerica Life Group	AA-	28,202	26,174
RGA Reinsurance Company	AA-	6,734	6,586
Swiss Re Life and Health America, Inc.	AA-	5,067	3,851
Allstate Life Insurance Company	A+	4,543	2,221
Canada Life	AA	1,343	1,380
Security Life of Denver	A-	1,012	995
Generali USA	A+	926	946
American United Life	AA-	760	804
Scottish Re Life Corporation	N/A	379	471
Triton Insurance Company	N/A	256	738
Minnesota Mutual	A+	95	90
Cologne Re	AA+	94	95
Metropolitan Life	AA-	69	83
Mutual of Omaha	A+	61	43

Total		$294,054	$309,498

(1)	N/A reflects no rating available.

Three of our reinsurers, Security Life of Denver, Minnesota Mutual and Mutual of Omaha, experienced rating downgrades in 2011 by Standard & Poor’s (“S&P”). We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three-years ended December 31, 2011.

INVESTMENTS

Overview and strategy The return on our investment portfolio is an important component of our financial results. Our investment strategy focuses on the total return of assets needed to support the underlying liabilities, asset-liability management and achieving an appropriate return on capital.

We employ a strategic asset allocation approach which considers the nature of the liabilities and risk tolerances, as well as the risk and return parameters of the various asset classes in which we invest. This asset allocation is informed by our global economic and market outlook, as well as other inputs and constraints, including diversification effects, duration, liquidity and capital considerations. Within the ranges set by the strategic asset allocation, tactical investment decisions are made in consideration of prevailing market conditions. We manage risks associated with interest rates, credit spreads, equity markets and real estate. Our continuing focus is to manage risks and to position our portfolio to take advantage of market opportunities while attempting to mitigate adverse effects.

Portfolio composition The composition of the investment portfolio as of December 31, 2011 is presented in the table below. Also see Notes 2 and 5 of the financial statements for investment accounting policies and additional information.

($ in thousands)		Percent to total
Fixed income securities(1)	$6,253,484	87.0%
Mortgage loans	564,847	7.8
Equity securities(2)	104,178	1.4
Limited partnership interests(3)	71,383	1.0
Short-term (4)	148,829	2.1
Policy loans	42,213	0.6
Other	5,581	0.1

Total	$7,190,515	100.0%

(1)	Fixed income securities are carried at fair value. Amortized cost basis for these securities was $5.69 billion.
(2)	Equity securities are carried at fair value. Cost basis for these securities was $83.8 million.
(3)	We have commitments to invest in additional limited partnership interests totaling $119.2 million.
(4)	Short-term investments are carried at fair value. Amortized cost basis for these investments was $148.8 million.

Total investments of $7.19 billion as of December 31, 2011 were comparable to December 31, 2010 as higher valuations of fixed income securities were partially offset by net reductions in contractholder funds. Valuations of fixed income securities are typically driven by a combination of changes in relevant risk-free interest rates and credit spreads over the period. Risk-free interest rates are typically referenced as the yield on U.S. Treasury securities, whereas credit spread is the additional yield on fixed income securities above the risk-free rate that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. U.S. Treasury securities continue to trade in active markets, and the yield curve on U.S. Treasury securities remains an appropriate basis for determining risk-free rates. The increase in valuation of fixed income securities during 2011 was due to declining risk-free interest rates, partially offset by widening credit spreads.

Fixed income securities by type are listed in the table below.

($ in thousands)	Fair value as of December 31, 2011	Percent to total investments	Fair value as of December 31, 2010	Percent to total investments
U.S. government and agencies	$460,095	6.4%	$358,568	5.0%
Municipal	789,756	11.0	853,734	11.9
Corporate	3,817,014	53.1	3,753,092	52.2
Foreign government	376,941	5.2	329,603	4.6
Residential mortgage-backed securities (“RMBS”)	445,746	6.2	590,298	8.2
Commercial mortgage-backed securities (“CMBS”)	234,190	3.3	267,044	3.7
Asset-backed securities (“ABS”)	120,131	1.7	138,564	1.9
Redeemable preferred stock	9,611	0.1	9,206	0.1

Total fixed income securities	$6,253,484	87.0%	$6,300,109	87.6%

As of December 31, 2011, 94.9% of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion, or Realpoint, a rating of aaa, aa, a, or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. All of our fixed income securities are rated by third party credit rating agencies, the National Association of Insurance Commissioners (“NAIC”) and/or internally rated. Our initial investment decisions and ongoing monitoring procedures for fixed income securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, sector, structure, and liquidity risks of each issue.

The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2011.

	Aaa		Aa		A
($ in thousands)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$460,095	$93,127	$—	$—	$—	$—
Municipal
Tax exempt	—	—	3,013	26	—	—
Taxable	20,295	2,295	473,935	53,708	200,527	20,729
ARS	27,360	(3,225)	—	—	6,817	(1,058)
Corporate
Public	39,099	1,964	245,313	27,199	887,482	99,622
Privately placed	126,593	10,317	146,902	10,228	432,035	42,677
Foreign government	350,984	90,264	10,473	476	15,484	3,066
RMBS
U.S. government sponsored entities (“U.S. Agency”)	340,748	16,042	—	—	—	—
Prime residential mortgage-backed securities (“Prime”)	24,802	371	6,325	96	24,146	603
Alt-A residential mortgage-backed securities (“Alt-A”)	—	—	—	—	2,731	122
Subprime residential mortgage-backed securities (“Subprime”)	—	—	—	—	1,479	(71)
CMBS	112,302	4,097	11,863	214	42,969	(8,469)
ABS
Collateralized debt obligations (“CDO”)	1,766	16	—	—	—	—
Consumer and other asset-backed securities (“Consumer and other ABS”)	58,380	2,908	26,872	134	20,137	274
Redeemable preferred stock	—	—	—	—	—	—

Total fixed income securities	$1,562,424	$218,176	$924,696	$92,081	$1,633,807	$157,495

	Baa		Ba or lower		Total
	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$—	$—	$—	$—	$460,095	$93,127
Municipal
Tax exempt	5,005	474	—	—	8,018	500
Taxable	50,802	(6,618)	2,002	(42)	747,561	70,072
ARS	—	—	—	—	34,177	(4,283)
Corporate
Public	996,798	87,279	133,647	4,089	2,302,339	220,153
Privately placed	681,232	36,334	127,913	2,057	1,514,675	101,613
Foreign government	—	—	—	—	376,941	93,806
RMBS
U.S. Agency	—	—	—	—	340,748	16,042
Prime	11,218	494	—	—	66,491	1,564
Alt-A	7,624	(79)	17,534	(553)	27,889	(510)
Subprime	—	—	9,139	(4,087)	10,618	(4,158)
CMBS	47,112	(9,570)	19,944	(9,850)	234,190	(23,578)
ABS
CDO	3,577	(188)	7,000	(3,000)	12,343	(3,172)
Consumer and other ABS	2,399	20	—	—	107,788	3,336
Redeemable preferred stock	9,611	467	—	—	9,611	467

Total fixed income securities	$1,815,378	$108,613	$317,179	$(11,386)	$6,253,484	$564,979

Municipal bonds, including tax exempt, taxable and ARS securities, totaled $789.8 million as of December 31, 2011 with an unrealized net capital gain of $66.3 million. The municipal bond portfolio includes general obligations of state and local issuers, revenue bonds and pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest.

The following table summarizes by state the fair value, amortized cost and credit rating of our municipal bonds, excluding $301 thousand of pre-refunded bonds, as of December 31, 2011.

($ in thousands) State	State general obligation	Local general obligation	Revenue(1)	Fair value	Amortized cost	Average credit rating
California	$36,682	$64,258	$63,610	$164,550	$154,791	A
Texas	—	33,822	57,512	91,334	82,595	Aa
Illinois	—	16,446	29,703	46,149	40,787	Aa
New York	3,507	—	34,839	38,346	33,760	Aa
District of Columbia	—	—	33,423	33,423	30,410	A
Oregon	—	30,409	—	30,409	28,197	Aa
Ohio	—	9,051	16,455	25,506	22,332	Aa
Nebraska	—	—	25,411	25,411	22,000	Aa
Florida	—	6,800	18,310	25,110	23,110	Aa
Michigan	—	18,020	4,564	22,584	20,820	Aa
All others	48,906	51,045	186,682	286,633	264,364	Aa

Total	$89,095	$229,851	$470,509	$789,455	$723,166	Aa

(1)

The nature of the activities supporting revenue bonds is highly diversified and includes transportation, health care, industrial development, housing, higher education, utilities, recreation/convention centers and other activities.

Our practice for acquiring and monitoring municipal bonds is predominantly based on the underlying credit quality of the primary obligor. We currently rely on the primary obligor to pay all contractual cash flows and are not relying on bond insurers for payments. As a result of downgrades in the insurers’ credit ratings, the ratings of the insured municipal bonds generally reflect the underlying ratings of the primary obligor. As of December 31, 2011, 100.0% of our insured municipal bond portfolio is rated investment grade.

ARS totaled $34.2 million with an unrealized net capital loss of $4.3 million as of December 31, 2011. Our holdings primarily have a credit rating of Aaa. As of December 31, 2011, all of our ARS backed by student loans were 90% to 100% insured by the U.S. Department of Education. All of our ARS holdings are experiencing failed auctions and we receive the failed auction rate or, for those which contain maximum reset rate formulas, we receive the contractual maximum rate. We anticipate that failed auctions may persist and most of our holdings will continue to pay the failed auction rate or, for those that contain maximum rate reset formulas, the maximum rate. Auctions continue to be conducted as scheduled for each of the securities.

Corporate bonds, including publicly traded and privately placed, totaled $3.82 billion as of December 31, 2011 with an unrealized net capital gain of $321.8 million. Privately placed securities primarily consist of corporate issued senior debt securities that are directly negotiated with the borrower or are in unregistered form.

Our portfolio of privately placed securities is broadly diversified by issuer, industry sector and country. The portfolio is made up of 223 issuers. Privately placed corporate obligations contain structural security features such as financial covenants and call protections that provide investors greater protection against credit deterioration, reinvestment risk or fluctuations in interest rates than those typically found in publicly registered debt securities. Additionally, investments in these securities are made after extensive due diligence of the issuer, typically including direct discussions with senior management and on-site visits to company facilities. Ongoing monitoring includes direct periodic dialog with senior management of the issuer and continuous monitoring of operating performance and financial position. Every issue not rated by an independent rating agency is internally rated with a formal rating affirmation at least once a year.

Foreign government securities totaled $376.9 million as of December 31, 2011, with 100% rated investment grade and an unrealized net capital gain of $93.8 million. Of these securities, 93.1% are backed by the U.S. government and the remaining 6.9% are in Canadian governmental securities.

RMBS, CMBS and ABS are structured securities that are primarily collateralized by residential and commercial real estate loans and other consumer or corporate borrowings. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a “class”, qualifies for a specific original rating. For example, the “senior” portion or “top” of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages) or may contain features of both fixed and variable rate mortgages.

RMBS, including U.S. Agency, Prime, Alt-A and Subprime, totaled $445.7 million, with 94.0% rated investment grade, as of December 31, 2011. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying residential mortgage loans. The credit risk associated with U.S. Agency portfolio is mitigated because they were issued by or have underlying collateral guaranteed by U.S. government agencies. The unrealized net capital loss of $4.7 million as of December 31, 2011 on our Alt-A and Subprime RMBS was the result of wider credit spreads than at initial purchase, largely due to higher risk premiums caused by macroeconomic conditions and credit market deterioration, including the impact of lower residential real estate valuations, which show signs of stabilization or recovery in certain geographic areas but remain under stress in other geographic areas. The following table shows our RMBS portfolio as of December 31, 2011 based upon vintage year of the issuance of the securities.

	U.S. Agency		Prime		Alt-A		Subprime		Total RMBS
($ in thousands)	Fair Value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
2010	$—	$—	$26,310	$398	$2,730	$122	$—	$—	$29,040	$520
2009	22,683	782	14,605	312	—	—	—	—	37,288	1,094
2008	39,841	1,475	—	—	—	—	—	—	39,841	1,475
2007	11,086	395	—	—	—	—	5,202	(1,951)	16,288	(1,556)
2006	28,053	1,539	—	—	—	—	2,350	(1,955)	30,403	(416)
2005	55,655	2,702	—	—	—	—	53	5	55,708	2,707
Pre-2005	183,430	9,149	25,576	854	25,159	(632)	3,013	(257)	237,178	9,114

Total	$340,748	$16,042	$66,491	$1,564	$27,889	$(510)	$10,618	$(4,158)	$445,746	$12,938

Prime are collateralized by residential mortgage loans issued to prime borrowers. As of December 31, 2011, all of the Prime had fixed rate underlying collateral.

Alt-A includes securities collateralized by residential mortgage loans issued to borrowers who do not qualify for prime financing terms due to high loan-to-value ratios or limited supporting documentation, but have stronger credit profiles than subprime borrowers. As of December 31, 2011, all of the Alt-A had fixed rate underlying collateral.

Subprime includes securities collateralized by residential mortgage loans issued to borrowers that cannot qualify for Prime or Alt-A financing terms due in part to weak or limited credit history. It also includes securities that are collateralized by certain second lien mortgages regardless of the borrower’s credit history. The Subprime portfolio consisted of $2.9 million and $7.7 million of first lien and second lien securities, respectively. As of December 31, 2011, $7.6 million of the Subprime had fixed rate underlying collateral and $3.0 million had variable rate underlying collateral.

CMBS totaled $234.2 million, with 91.5% rated investment grade, as of December 31, 2011. The CMBS portfolio is subject to credit risk, but unlike certain other structured securities, is generally not subject to prepayment risk due to protections within the underlying commercial mortgage loans. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

The following table shows our CMBS portfolio as of December 31, 2011 based upon vintage year of the underlying collateral.

($ in thousands)	Fair value	Unrealized gain/(loss)
2006	$134,290	$(17,791)
2005	40,169	(6,338)
Pre-2005	59,731	551

Total CMBS	$234,190	$(23,578)

The unrealized net capital loss of $23.6 million as of December 31, 2011 on our CMBS portfolio was the result of wider credit spreads than at initial purchase, largely due to the macroeconomic conditions and credit market deterioration, including the impact of lower commercial real estate valuations, which show signs of stabilization or recovery in certain geographic areas but remain under stress in other geographic areas. CMBS credit spreads are wider than at initial purchase in our 2005-2006 vintage year CMBS.

ABS, including CDO and Consumer and other ABS, totaled $120.1 million as of December 31, 2011, with 94.2% rated investment grade and an unrealized net capital gain of $164 thousand. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.

CDO totaled $12.3 million, with 43.3% rated investment grade, as of December 31, 2011. CDO consist primarily of obligations collateralized by high yield and investment grade corporate credits including $7.0 million of project finance CDO with unrealized losses of $3.0 million. The remaining $5.3 million of securities consisted of trust preferred CDO and cash flow collateralized loan obligations with unrealized losses of $172 thousand.

Consumer and other ABS totaled $107.8 million, with 100% rated investment grade, as of December 31, 2011. Consumer and other ABS consists of $54.7 million of consumer auto and $53.1 million of other ABS with unrealized gains of $222 thousand and $3.1 million, respectively.

Mortgage loans Our mortgage loan portfolio totaled $564.8 million as of December 31, 2011, compared to $501.5 million as of December 31, 2010, and primarily comprises loans secured by first mortgages on developed commercial real estate. Key considerations used to manage our exposure include property type and geographic diversification.

We recognized $1.6 million of realized capital losses related to net increases in the valuation allowance on impaired mortgage loans in 2011, primarily due to the risk associated with refinancing near-term maturities, and decreases in occupancy which resulted in deteriorating debt service coverage and declines in property valuations. While property valuations show signs of stabilization or recovery in many larger, primary markets, valuations in many smaller cities remain under stress. We recognized $2.9 million of realized capital losses related to net increases in the valuation allowance on impaired loans in 2010.

For further detail on our mortgage loan portfolio, see Note 5 of the financial statements.

Equity securities Equity securities include exchange traded funds. The equity securities portfolio was $104.2 million as of December 31, 2011 compared to $124.6 million as of December 31, 2010. Net unrealized gains totaled $20.4 million as of December 31, 2011 compared to $25.2 million as of December 31, 2010.

Limited partnership interests consist of investments in private equity/debt funds. The limited partnership interests portfolio is well diversified across a number of characteristics including fund managers, strategies, geography (including international), and company types. The following table presents information about our limited partnership interests as of December 31, 2011.

($ in thousands)
Cost method of accounting (“Cost”)	$32,355
Equity method of accounting (“EMA”)	39,028

Total	$71,383

Number of managers	28
Number of individual funds	30
Largest exposure to single fund	$23,906

Our aggregate limited partnership exposure represented 1.0% and 0.1% of total invested assets as of December 31, 2011 and 2010, respectively. Limited partnership interests, excluding impairment write-downs, produced income of $11.9 million in 2011 compared to losses of $146 thousand in 2010. Income on EMA limited partnerships is recognized on generally a three-month delay due to the availability of the related financial statements. Income on Cost limited partnerships is recognized only upon receipt of amounts distributed by the partnerships. There were no impairment write-downs related to limited partnerships in 2011 or 2010.

Short-term investments Our short-term investment portfolio was $148.8 million and $198.6 million as of December 31, 2011 and 2010, respectively.

Policy loans Our policy loan balance was $42.2 million and $41.9 million as of December 31, 2011 and 2010, respectively. Policy loans are carried at unpaid principal balances.

Other investments Our other investments as of December 31, 2011 are comprised of $5.6 million of notes due from related party. For further detail on the notes due from related party, see Note 4 of the financial statements.

Unrealized net capital gains totaled $585.4 million as of December 31, 2011, compared to $325.0 million as of December 31, 2010. The improvement since December 31, 2010 was primarily due to declining risk-free interest rates, partially offset by widening credit spreads. The following table presents unrealized net capital gains and losses as of December 31.

($ in thousands)	2011	2010
U.S. government and agencies	$93,127	$69,733
Municipal	66,289	(21,233)
Corporate	321,766	207,527
Foreign government	93,806	61,000
RMBS	12,938	10,497
CMBS	(23,578)	(27,450)
ABS	164	(268)
Redeemable preferred stock	467	10

Fixed income securities(1)	564,979	299,816
Equity securities	20,377	25,211
Short-term investments	(3)	—
EMA limited partnerships	30	—

Unrealized net capital gains and losses, pre-tax	$585,383	$325,027

(1)

Unrealized net capital gains and losses for fixed income securities as of December 31, 2011 and 2010 comprise $(7.3) million and $2.3 million, respectively, related to unrealized net capital gains and losses on fixed income securities with other-than-temporary impairment and $572.3 million and $297.5 million, respectively, related to other unrealized net capital gains and losses.

The unrealized net capital gains for the fixed income portfolio totaled $565.0 million and comprised $640.4 million of gross unrealized gains and $75.4 million of gross unrealized losses as of December 31, 2011. This is compared to unrealized net capital gains for the fixed income portfolio totaling $299.8 million, comprised of $413.1 million of gross unrealized gains and $113.3 million of gross unrealized losses as of December 31, 2010. The unrealized net capital gain for the equity portfolio totaled $20.4 million and $25.2 million, comprised entirely of unrealized gains as of December 31, 2011 and 2010, respectively.

Gross unrealized gains and losses as of December 31, 2011 on fixed income securities by type and sector are provided in the table below.

	Par value(1)	Amortized cost	Gross unrealized		Fair value	Amortized cost as a percent of par value(2)	Fair value as a percent of par value(2)
($ in thousands)			Gains	Losses
Corporate:
Banking	$213,968	$210,434	$7,171	$(6,554)	$211,051	98.3%	98.6%
Utilities	848,882	841,373	103,934	(5,345)	939,962	99.1	110.7
Capital goods	423,976	426,617	42,608	(4,949)	464,276	100.6	109.5
Financial services	216,384	217,514	11,567	(3,619)	225,462	100.5	104.2
Transportation	206,951	207,714	26,381	(946)	233,149	100.4	112.7
Communications	209,063	210,464	19,123	(920)	228,667	100.7	109.4
Consumer goods (cyclical and non-cyclical)	621,748	626,689	64,860	(704)	690,845	100.8	111.1
Basic industry	142,292	142,513	9,952	(360)	152,105	100.2	106.9
Energy	288,162	289,572	28,987	(206)	318,353	100.5	110.5
Technology	130,496	131,984	10,904	(25)	142,863	101.1	109.5
Other	255,143	190,374	20,568	(661)	210,281	74.6	82.4

Total corporate fixed income portfolio	3,557,065	3,495,248	346,055	(24,289)	3,817,014	98.3	107.3

U.S. government and agencies	482,626	366,968	93,127	—	460,095	76.0	95.3
Municipal	866,574	723,467	80,451	(14,162)	789,756	83.5	91.1
Foreign government	409,878	283,135	93,806	—	376,941	69.1	92.0
RMBS	432,192	432,808	17,837	(4,899)	445,746	100.1	103.1
CMBS	261,286	257,768	5,218	(28,796)	234,190	98.7	89.6
ABS	119,413	119,967	3,475	(3,311)	120,131	100.5	100.6
Redeemable preferred stock	8,500	9,144	467	—	9,611	107.6	113.1

Total fixed income securities	$6,137,534	$5,688,505	$640,436	$(75,457)	$6,253,484	92.7	101.9

(1)

Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity. These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $170.7 million, $320.5 million, $235.9 million and $362.9 million, respectively.

(2)

Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.1% for corporates, 100.7% for U.S. government and agencies, 99.9% for municipals and 105.9% for foreign governments. Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 109.1% for corporates, 108.4% for U.S. government and agencies, 110.8% for municipals and 123.5% for foreign governments.

The banking, utilities, capital goods and financial services sectors had the highest concentration of gross unrealized losses in our corporate fixed income securities portfolio as of December 31, 2011. In general, credit spreads remain wider than at initial purchase for most of the securities with gross unrealized losses in these categories.

We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security that may be other-than-temporarily impaired. The process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated based on facts and circumstances for inclusion on our watch-list. All investments in an unrealized loss position as of December 31, 2011 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

The extent and duration of a decline in fair value for fixed income securities have become less indicative of actual credit deterioration with respect to an issue or issuer. While we continue to use declines in fair value and the length of time a security is in an unrealized loss position as indicators of potential credit deterioration, our determination of whether a security’s decline in fair value is other than temporary has placed greater emphasis on our analysis of the underlying credit and collateral and related estimates of future cash flows.

The following table summarizes the fair value and gross unrealized losses of fixed income securities by type and investment grade classification as of December 31, 2011.

	Investment grade		Below investment grade		Total
($ in thousands)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Municipal	$79,709	$(14,120)	$2,002	$(42)	$81,711	$(14,162)
Corporate	241,550	(18,401)	55,386	(5,888)	296,936	(24,289)
RMBS	16,297	(247)	25,921	(4,652)	42,218	(4,899)
CMBS	104,225	(18,946)	19,944	(9,850)	124,169	(28,796)
ABS	23,861	(311)	7,000	(3,000)	30,861	(3,311)

Total	$465,642	$(52,025)	$110,253	$(23,432)	$575,895	$(75,457)

We have experienced declines in the fair values of fixed income securities primarily due to wider credit spreads resulting from higher risk premiums since the time of initial purchase, largely due to macroeconomic conditions and credit market deterioration, including the impact of lower real estate valuations, which show signs of stabilization or recovery in certain geographic areas but remain under stress in other geographic areas. Consistent with their ratings, our portfolio monitoring process indicates that investment grade securities have a low risk of default. Securities rated below investment grade, comprising securities with a rating of Ba, B and Caa or lower, have a higher risk of default. As of December 31, 2011, 62% of our below investment grade gross unrealized losses were concentrated in RMBS and CMBS.

Fair values for our structured securities are obtained from third-party valuation service providers and are subject to review as disclosed in our Application of Critical Accounting Estimates. In accordance with GAAP, when fair value is less than the amortized cost of a security and we have not made the decision to sell the security and it is not more likely than not we will be required to sell the security before recovery of its amortized cost basis, we evaluate if we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We calculate the estimated recovery value by discounting our best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compare this to the amortized cost of the security. If we do not expect to receive cash flows sufficient to recover the entire amortized cost basis of the security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors (“non-credit-related”) recognized in other comprehensive income.

The non-credit-related unrealized losses for our structured securities, including our below investment grade RMBS and CMBS, are heavily influenced by risk factors other than those related to our best estimate of future cash flows. The difference between these securities’ original or current effective rates and the yields implied by their fair value indicates that a higher risk premium is included in the valuation of these securities than existed at initial issue or purchase. This risk premium represents the return that a market participant requires as compensation to assume the risk associated with the uncertainties regarding the future performance of the underlying collateral. The risk premium is comprised of: default risk, which reflects the probability of default and the uncertainty related to collection of contractual principal and interest; liquidity risk, which reflects the risk associated with exiting the investment in an illiquid market, both in terms of timeliness and cost; and volatility risk, which reflects the potential valuation volatility during an investor’s holding period. Other factors reflected in the risk premium include the costs associated with underwriting, monitoring and holding these types of complex securities. Certain aspects of the default risk are included in the development of our best estimate of future cash flows, as appropriate. Other aspects of the risk premium are considered to be temporary in nature and are expected to reverse over the remaining lives of the securities as future cash flows are received.

We believe the unrealized losses on our RMBS and CMBS securities result from the current risk premium on these securities, which should continue to reverse over the securities’ remaining lives, as demonstrated by improved valuations. We expect to receive our estimated share of contractual principal and interest collections used to determine the securities’ recovery value. As of December 31, 2011, we do not have the intent to sell and it is not more likely than not we will be required to sell these securities before the recovery of their amortized cost basis. We believe that our valuation and impairment processes are comprehensive, employ the most current views about collateral and securitization trust financial positions, and demonstrate our recorded impairments and that the remaining unrealized losses on these positions are temporary.

Net investment income The following table presents net investment income for the years ended December 31.

($ in thousands)	2011	2010	2009
Fixed income securities	$326,000	$341,612	$338,563
Mortgage loans	30,726	30,374	36,658
Equity securities	2,818	2,626	1,751
Limited partnerships interests	3,157	—	—
Short-term and other	3,832	4,452	5,038

Investment income, before expense	366,533	379,064	382,010
Investment expense	(10,264)	(10,369)	(9,615)

Net investment income	$356,269	$368,695	$372,395

Net investment income decreased 3.4% or $12.4 million in 2011 compared to 2010, after decreasing 1.0% or $3.7 million in 2010 compared to 2009. The 2011 decline was primarily due to lower average investment balances. The 2010 decrease was primarily due to lower yields and reduced average investment balances.

Realized capital gains and losses The following table presents the components of realized capital gains and losses and the related tax effect for the years ended December 31.

($ in thousands)	2011	2010	2009
Impairment write-downs	$(18,129)	$(31,370)	$(30,255)
Change in intent write-downs	(1,449)	(11,226)	(20,821)

Net other-than-temporary impairment losses recognized in earnings	(19,578)	(42,596)	(51,076)
Sales	38,631	39,937	160,294
Valuation of derivative instruments	16,552	(37,932)	29,831
Settlements of derivative instruments	(1,456)	(5,112)	6,419
EMA limited partnership income	8,758	(146)	—

Realized capital gains and losses, pre-tax	42,907	(45,849)	145,468
Income tax (expense) benefit	(16,268)	14,495	(52,474)

Realized capital gains and losses, after-tax	$26,639	$(31,354)	$92,994

Impairment write-downs totaled $18.1 million in 2011 and included write-downs on fixed income securities and mortgage loans of $16.5 million and $1.6 million, respectively. Impairment write-downs totaled $31.4 million in 2010 and included write-downs on fixed income securities and mortgage loans of $28.5 million and $2.9 million, respectively. Impairment write-downs in 2011 and 2010 were primarily driven by investments with commercial real estate exposure, including CMBS and mortgage loans, which were impacted by lower real estate valuations or experienced deterioration in expected cash flows; corporate fixed income securities impacted by issuer specific circumstances; and RMBS, which experienced deterioration in expected cash flows. In 2009, impairment write-downs totaled $30.3 million and included write-downs on fixed income securities and mortgage loans of $25.0 million and $5.3 million, respectively.

Change in intent write-downs totaling $1.4 million and $11.2 million in 2011 and 2010, respectively, were all related to fixed income securities. The change in intent write-downs in 2011 and 2010 were a result of ongoing comprehensive reviews of our portfolio resulting in write-downs of individually identified investments, primarily RMBS and municipal bonds. In 2009, change in intent write-downs totaled $20.8 million and included $20.1 million for fixed income securities, $686 thousand for mortgage loans and $14 thousand for equity securities.

Sales generated $38.6 million of net realized gains in 2011 primarily due to $27.4 million of gains on sales of corporate fixed income securities and $9.6 million of gains on sales of equity securities, partially offset by $4.9 million of net losses on sales of municipal bonds. Sales generated $39.9 million of net realized gains in 2010 primarily due to $19.6 million of gains on sales of corporate fixed income securities and $19.0 million of gains on sales of equity securities, partially offset by $3.6 million of net losses on municipal bonds.

Valuation and settlement of derivative instruments net realized capital gains totaling $15.1 million in 2011 included $16.6 million of gains on the valuation of derivative instruments and $1.5 million of losses on the settlement of derivative instruments. In 2010, net realized capital losses on the valuation and settlement of derivative instruments totaled $43.0 million. Net realized capital gains and losses from our derivative programs are primarily driven by changes in risk-free interest rates and volatility during a given period.

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. Adverse changes to these rates and prices may occur due to changes in fiscal policy, the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants or changes in market perceptions of credit worthiness and/or risk tolerance. Our primary market risk exposures are to changes in interest rates, credit spreads and equity prices.

The active management of market risk is integral to our results of operations. We may use the following approaches to manage exposure to market risk within defined tolerance ranges: 1) rebalancing existing asset or liability portfolios, 2) changing the character of investments purchased in the future and 3) using derivative instruments to modify the market risk characteristics of existing assets and liabilities or assets expected to be purchased. For a more detailed discussion of our use of derivative financial instruments, see Note 7 of the financial statements.

Overview In formulating and implementing guidelines for investing funds, we seek to earn returns that enhance our ability to offer competitive rates and prices to customers while contributing to attractive and stable profits and long-term capital growth. Accordingly, our investment decisions and objectives are a function of the underlying risks and product profiles.

Investment policies define the overall framework for managing market and other investment risks, including accountability and controls over risk management activities. These investment policies, which have been approved by our board of directors, specify the investment limits and strategies that are appropriate given our liquidity, surplus, product profile and regulatory requirements. Executive oversight of investment activities is conducted primarily through our board of directors and investment committee. Asset-liability management (“ALM”) policies further define the overall framework for managing market and investment risks. ALM focuses on strategies to enhance yields, mitigate market risks and optimize capital to improve profitability and returns. ALM activities follow asset-liability policies that have been approved by our board of directors. These ALM policies specify limits, ranges and/or targets for investments that best meet our business objectives in light of our product liabilities.

We manage our exposure to market risk through the use of asset allocation, duration, simulation, and as appropriate, through the use of stress tests. We have asset allocation limits that place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies. This day-to-day management is integrated with and informed by the activities of the ALM organization. This integration is intended to result in a prudent, methodical and effective adjudication of market risk and return, conditioned by the unique demands and dynamics of our product liabilities and supported by the continuous application of advanced risk technology and analytics.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of our interest bearing assets and liabilities. This risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets and issue interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

We manage the interest rate risk in our assets relative to the interest rate risk in our liabilities. One of the measures used to quantify this exposure is duration. Duration measures the price sensitivity of the assets and liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. To calculate the duration gap between assets and liabilities, we project asset and liability cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The cash flows used in this calculation include the expected maturity and repricing characteristics of our derivative financial instruments, all other financial instruments, and certain other items including annuity liabilities and other interest-sensitive liabilities. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, municipal housing bonds, callable municipal and corporate obligations, and fixed rate single and flexible premium deferred annuities.

As of December 31, 2011, the difference between our asset and liability duration was a (2.35) gap, compared to a (1.17) gap as of December 31, 2010. A negative duration gap indicates that the fair value of our liabilities is more sensitive to interest rate movements than the fair value of our assets.

We seek to invest premiums, contract charges and deposits to generate future cash flows that will fund future claims, benefits and expenses, and that will earn stable spreads across a wide variety of interest rate and economic scenarios. To achieve this objective and limit interest rate risk, we adhere to a philosophy of managing the duration of assets and related liabilities within predetermined tolerance levels. This philosophy is executed using duration targets for fixed income investments in addition to interest rate swaps and caps to reduce the interest rate risk resulting from mismatches between existing assets and liabilities.

Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2011, we estimate that a 100 basis point immediate, parallel increase in interest rates (“rate shock”) would increase the net fair value of the assets and liabilities by $82.1 million, compared to $36.8 million as of December 31, 2010, reflecting year to year changes in duration. In calculating the impact of a 100 basis point increase on the value of the derivatives, we have assumed interest rate volatility remains constant. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event. There are $725.3 million of assets supporting life insurance products such as traditional and interest-sensitive life that are not financial instruments. These assets and the associated liabilities have not been included in the above estimate. The $725.3 million of assets excluded from the calculation has increased from $596.2 million as of December 31, 2010, due to an increase in interest-sensitive life contractholder funds and improved fixed income valuations as a result of declining risk-free interest rates and tightening of credit spreads in certain sectors. Based on assumptions described above, in the event of a 100 basis point immediate increase in interest rates, the assets supporting life insurance products would decrease in value by $44.8 million, compared to $37.4 million as of December 31, 2010.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). This risk arises from many of our primary activities, as we invest substantial funds in spread-sensitive fixed income assets.

We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

Spread duration is calculated similarly to interest rate duration. As of December 31, 2011, the spread duration of assets was 5.93, compared to 5.65 as of December 31, 2010. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2011, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $334.6 million, compared to $352.3 million as of December 31, 2010. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2011, we held $175.6 million in securities with equity risk (including equity securities and limited partnership interests), compared to $129.4 million as of December 31, 2010.

As of December 31, 2011, our portfolio of securities with equity risk had a cash market portfolio beta of 0.81, compared to a beta of 0.99 as of December 31, 2010. Beta represents a widely used methodology to describe, quantitatively, an investment’s market risk characteristics relative to an index such as the S&P 500. Based on the beta analysis, we estimate that if the S&P 500 increases or decreases by 10%, the fair value of our securities with equity risk will increase or decrease by 8.1%, respectively. Based upon the information and assumptions we used to calculate beta as of December 31, 2011, we estimate that an immediate decrease in the S&P 500 of 10% would decrease the net fair value of our securities with equity risk by $14.3 million, compared to $12.9 million as of December 31, 2010, and an immediate increase in the S&P 500 of 10% would increase the net fair value by $14.3 million compared to $12.9 million as of December 31, 2010. The selection of a 10% immediate decrease or increase in the S&P 500 should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

The beta of our securities with equity risk was determined by calculating the change in the fair value of the portfolio resulting from stressing the equity market up and down 10%. The illustrations noted above may not reflect our actual experience if the future composition of the portfolio (hence its beta) and correlation relationships differ from the historical relationships.

As of December 31, 2011 and 2010, we had separate accounts assets related to variable annuity and variable life contracts with account values totaling $472.0 million and $577.8 million, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. In 2006, we disposed of all of the variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of our risk. Equity risk for our variable life business relates to contract charges and policyholder benefits. Total variable life contract charges for 2011 and 2010 were $931 thousand and $1.0 million, respectively. Separate account liabilities related to variable life contracts were $7.5 million and $7.4 million in December 31, 2011 and 2010, respectively.

Foreign currency exchange rate risk is the risk that we will incur economic losses due to adverse changes in foreign currency exchange rates. This risk primarily arises from our foreign investments in limited partnership interests. As of December 31, 2011, we had $24.7 million in foreign currency denominated investments. This amount was zero as of December 31, 2010.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2011	2010	2009
Common stock, retained income and additional capital paid-in	$765,647	$693,131	$682,834
Accumulated other comprehensive income	184,843	133,210	24,050

Total shareholder’s equity	$950,490	$826,341	$706,884

Shareholder’s equity increased in 2011 and 2010 due to net income and increased unrealized net capital gains.

Financial ratings and strength The following table summarizes our financial strength ratings as of December 31, 2011.

Rating agency	Rating
A.M. Best Company, Inc.	A+ (“Superior”)
Standard & Poor’s Ratings Services	A+ (“Strong”)
Moody’s Investors Service, Inc.	A1 (“Good”)

Our ratings are influenced by many factors including our operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage, ALIC’s ratings and AIC’s ratings.

On January 26, 2012, A.M. Best affirmed our financial strength rating of A+ and the outlook for the rating was revised to stable from negative. On November 2, 2011, S&P affirmed our financial strength rating of A+ and the outlook for the rating was revised to negative from stable. On November 8, 2011, Moody’s affirmed our financial strength rating of A1 and the outlook for the rating was revised to negative from stable.

We have an intercompany loan agreement with the Corporation. The amount of intercompany loans available to us is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings.

State laws specify regulatory actions if an insurer’s risk-based capital (“RBC”), a measure of an insurer’s solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC. The formula for calculating RBC for life insurance companies takes into account factors relating to insurance, business, asset and interest rate risks. As of December 31, 2011, our RBC was within the range that we target.

The NAIC has also developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

Liquidity sources and uses Our potential sources of funds principally include the activities as follows.

•	Receipt of insurance premiums
•	Contractholder fund deposits
•	Reinsurance recoveries
•	Receipts of principal, interest and dividends on investments
•	Sales of investments
•	Funds from securities lending
•	Intercompany loans
•	Capital contributions from parent

Our potential uses of funds principally include the activities as follows.

•	Payment of contract benefits, surrenders and withdrawals
•	Reinsurance cessions and payments
•	Operating costs and expenses
•	Purchase of investments
•	Repayment of securities lending
•	Payment or repayment of intercompany loans
•	Dividends to parent
•	Tax payments/settlements

Liquidity exposure A portion of our product portfolio, including fixed annuities and interest-sensitive life insurance, is subject to surrender and withdrawal at the discretion of contractholders. As of December 31, 2011, contractholder funds totaling $591.1 million were not subject to discretionary withdrawal, $2.21 billion were subject to discretionary withdrawal with adjustments, and $1.55 billion were subject to discretionary withdrawal without adjustment. Of the contractholder funds subject to discretionary withdrawal with adjustments, $1.29 billion had a contractual surrender charge of less than 5% of the account balance.

Certain remote events and circumstances could constrain our or the Corporation’s liquidity. Those events and circumstances include, for example, a catastrophe resulting in extraordinary losses, a downgrade in the Corporation’s long-term debt rating of A3, A- and a- (from Moody’s, S&P and A.M. Best, respectively) to non-investment grade status of below Baa3/BBB-/bb, a downgrade in AIC’s financial strength rating from Aa3, AA- and A+ (from Moody’s, S&P and A.M. Best, respectively) to below Baa2/BBB/A-, or a downgrade in our financial strength ratings from A1, A+ and A+ (from Moody’s, S&P and A.M. Best, respectively) to below A3/A-/A-. The rating agencies also consider the interdependence of the Corporation’s individually rated entities; therefore, a rating change in one entity could potentially affect the ratings of other related entities.

Cash flows As reflected in our Statements of Cash Flows, lower cash provided by operating cash flows in 2011 was primarily due to lower net investment income, partially offset by higher income tax refunds. Operating cash flows in 2010 were higher than 2009 primarily due to income tax refunds received compared to payments in 2009 and lower expenses, partially offset by higher contract benefits.

Higher cash provided by investing activities in 2011 and 2010 were impacted by lower purchases of fixed income securities.

Increased cash used in financing activities in 2011 compared 2010 were primarily due to lower contractholder fund deposits, partially offset by decreased contractholder fund withdrawals. Increased cash used in financing activities in 2010 compared 2009 were due to lower contractholder fund deposits and increased contractholder fund withdrawals. For quantification of the changes in contractholder funds, see the Operations section of MD&A.

Contractual obligations and commitments Our contractual obligations as of December 31, 2011 and the payments due by period are shown in the following table.

($ in thousands)	Total	Less than 1 year	1-3 years	4-5 years	Over 5 years
Securities lending(1)	$61,097	$61,097	$—	$—	$—
Contractholder funds(2)	5,508,791	773,015	1,342,759	841,886	2,551,131
Reserve for life-contingent contract benefits(2)	7,455,527	134,255	272,368	276,541	6,772,363
Reinsurance payable to parent	3,933	3,933	—	—	—
Payable to affiliates, net	5,745	5,745	—	—	—
Other liabilities and accrued expenses(3)(4)	45,897	41,027	3,000	1,019	851

Total contractual cash obligations	$13,080,990	$1,019,072	$1,618,127	$1,119,446	$9,324,345

(1)

Liabilities for securities lending are typically fully secured with cash or short-term investments. We manage our short-term liquidity position to ensure the availability of a sufficient amount of liquid assets to extinguish short-term liabilities as they come due in the normal course of business, including utilizing potential sources of liquidity as disclosed previously.

(2)

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities, including immediate annuities without life contingencies. The reserve for life-contingent contract benefits relates primarily to traditional life insurance, immediate annuities with life contingencies and voluntary accident and health insurance. These amounts reflect the present value of estimated cash payments to be made to contractholders and policyholders. Certain of these contracts, such as immediate annuities without life contingencies, involve payment obligations where the amount and timing of the payment is essentially fixed and determinable. These amounts relate to (i) policies or contracts where we are currently making payments and will continue to do so and (ii) contracts where the timing of a portion or all of the payments has been determined by the contract. Other contracts, such as interest-sensitive life, fixed deferred annuities, traditional life insurance, immediate annuities with life contingencies and voluntary accident and health insurance, involve payment obligations where a portion or all of the amount and timing of future payments is uncertain. For these contracts, we are not currently making payments and will not make payments until (i) the occurrence of an insurable event such as death or illness or (ii) the occurrence of a payment triggering event such as the surrender or partial withdrawal on a policy or deposit contract, which is outside of our control. We have estimated the timing of payments related to these contracts based on historical experience and our expectation of future payment patterns. Uncertainties relating to these liabilities include mortality, morbidity, expenses, customer lapse and withdrawal activity, estimated additional deposits for interest-sensitive life contracts, and renewal premium for life policies, which may significantly impact both the timing and amount of future payments. Such cash outflows reflect adjustments for the estimated timing of mortality, retirement, and other appropriate factors, but are undiscounted with respect to interest. As a result, the sum of the cash outflows shown for all years in the table exceeds the corresponding liabilities of $4.34 billion for contractholder funds and $2.20 billion for reserve for life-contingent contract benefits as included in the Statements of Financial Position as of December 31, 2011. The liability amount in the Statements of Financial Position reflects the discounting for interest as well as adjustments for the timing of other factors as described above.

(3)	Other liabilities primarily include accrued expenses, claim payments and other checks outstanding.
(4)

Balance sheet liabilities not included in the table above include unearned and advance premiums of $926 thousand and gross deferred tax liabilities of $170.8 million. These items were excluded as they do not meet the definition of a contractual liability as we are not contractually obligated to pay these amounts to third parties. Rather, they represent an accounting mechanism that allows us to present our financial statements on an accrual basis. In addition, other liabilities of $1.2 million were not included in the table above because they did not represent a contractual obligation or the amount and timing of their eventual payment was sufficiently uncertain.

Our contractual commitments as of December 31, 2011 and the periods in which the commitments expire are shown in the following table.

($ in thousands)	Total	Less than 1 year	1-3 years	4-5 years	Over 5 years
Other commitments—conditional	$22,100	$22,100	$—	$—	$—
Other commitments—unconditional	119,165	14,257	1,276	84,258	19,374

Total commitments	$141,265	$36,357	$1,276	$84,258	$19,374

Contractual commitments represent investment commitments such as limited partnership interests and mortgage loans.

For a more detailed discussion of our off-balance sheet arrangements, see Note 7 of the financial statements.

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 11 of the financial statements.

PENDING ACCOUNTING STANDARDS

There are several pending accounting standards that we have not implemented either because the standard has not been finalized or the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(i).	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 11(j).	Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

Item 11(k).	Directors, Executive Officers, Promoters and Control Persons.

Identification of Directors and Executive Officers:

Directors are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors and executive officers serving at the end of the 2011 fiscal year below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director or executive officer should serve as such for Allstate Life of New York.

Marcia D. Alazraki, 70, has been a director since December 1993. She is a partner at the law firm Manatt, Phelps & Phillips, LLP and co-chair of the firm’s insurance practice group. Prior to joining this firm in 2003, Ms. Alazraki headed the insurance regulatory practices at Shea & Gould and then at Simpson Thacher & Bartlett. For each of the last four years, Ms. Alazraki has been selected for inclusion in THE BEST LAWYERS IN AMERICA. She also currently holds director positions with Protective Life Insurance Company of New York and First Great-West Life & Annuity Insurance Company. Ms. Alazraki possesses a thorough understanding of insurance laws and regulations, including those governing the financing, acquisition and licensing of insurance companies, insurance product design, reinsurance transactions and market conduct and financial examination.

Robert K. Becker, 56, has been a director since March 2010 and a Senior Vice President since March, 2011. Mr. Becker is also the Chairman of the Board, Chief Executive Officer and Manager of Allstate Financial Services, LLC (“AFS, LLC”) and Senior Vice President of Allstate Insurance Company and Allstate Life Insurance Company. Mr. Becker is responsible for Allstate’s broker dealer operations as well as recruiting, training and product strategy for registered representatives of AFS, LLC and third party relationships. At Allstate since 2000, Mr. Becker has progressed through various roles, including Regional Financial Services Manager, Regional Distribution Leader and Assistant Field Vice President. Prior to joining Allstate, Mr. Becker spent over 20 years with MetLife Insurance Company, where he held various leadership positions. Mr. Becker’s professional designations include LUTCF, CLU, ChFC, CFP, and CLTC. Currently, Mr. Becker also serves as a director with Allstate Life Insurance Company, which is affiliated with Allstate Life of New York. Mr. Becker has proven leadership experience with using excellent customer service to grow business in a competitive environment.

Anurag Chandra, 34, has been director and Executive Vice President since March 2011. Mr. Chandra is also an Executive Vice President of Allstate Insurance Company and Allstate Life Insurance Company. Mr. Chandra has broad responsibilities for driving long-term strategy and for improving the operational base for the Allstate Financial group of companies. More specifically, Mr. Chandra has direct accountability for product development, underwriting, wholesaling and asset liability management. Prior to joining Allstate in January 2011, Mr. Chandra was an executive vice president and chief operating officer for HealthMarkets, Inc. Under his leadership, the company transformed from a niche individual health insurance manufacturer to one of the largest independent distributors in the United States. Prior to that role, Mr. Chandra was a principal at Aquiline Capital Partners, a global private equity firm that took advantage of market conditions to launch successful new insurance and financial services companies. Mr. Chandra has also held senior operating and strategic development roles at Nationwide Financial Services and Conseco/Bankers Life and Casualty. Currently, Mr. Chandra also serves as a director for Allstate Life Insurance Company, which is affiliated with Allstate Life of New York. Mr. Chandra has extensive experience with the day-to-day management of company operations.

Mark A. Green, 44, became director and Senior Vice President in March 2010. Mr. Green is also Senior Vice President of Allstate Insurance Company. Mr. Green was director and Senior Vice President of National Sales for Allstate Life Insurance Company from February 2010 to December 2011. Previously, Mr. Green was the Assistant Field Vice President for Allstate Insurance Company in the Capital Region, where he had geographic responsibility for West Virginia, Delaware and Washington D.C. Before joining Allstate, Mr. Green was a founding equity partner and chief risk officer for AIX Group in Connecticut, where he was responsible for corporate development and overall risk and investment management. He has worked for Wells Fargo, Chubb Group and Swiss Reinsurance. Mr. Green has experience in optimizing insurance company operations to drive profitable growth.

Judith P. Greffin, 51, has been an Executive Vice President of Allstate Life of New York since April 2004. Ms. Greffin is also an Executive Vice President and the Chief Investment Officer of Allstate Insurance Company and Allstate Life Insurance Company, where she oversees Allstate’s $100 billion-plus investment portfolio. Since joining Allstate in 1990, Ms. Greffin has served in a series of key investment positions, including responsibility for Allstate’s fixed-income portfolio and the Portfolio Management Group. She began her financial career as an analyst with the Huntington National Bank, and served as a senior portfolio manager with Flagship Financial before joining Allstate. Ms. Greffin has also served on the Allstate Foundation Grant Committee.

Cleveland Johnson, Jr., 77, has been a director since December 1983. Mr. Johnson has worked in public service for thirty-five years, including positions of responsibility in city, town, county, state and federal government. He has also owned and operated a number of successful businesses. Mr. Johnson is currently the President of Johnson Consulting Associates, a business development firm, and CR Energy Systems, Inc., a renewable energy system company. In addition, he serves as Executive Vice President of ValuCare, Inc, a home health care company, and Executive Vice President of Strategic Fundraising, Inc., a consulting firm. Mr. Johnson has strong business administration skills and experience in crafting multi-disciplinary approaches to the development of social policy.

Susan L. Lees, 54, has been director and Senior Vice President, General Counsel and Secretary since August 2008. Ms. Lees is also Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company. At Allstate for over 20 years, Ms. Lees progressed through various counsel positions throughout

Allstate before become an assistant vice president in 1999. As the leader of the Corporate Law division of Allstate Law and Regulation, Ms. Lees gained extensive experience working with a number of the business areas throughout the enterprise, including Allstate Life Insurance Company. Currently, Ms. Lees serves as a director for Association of Life Insurance Counsel. She is also a director of Allstate Life Insurance Company, which is affiliated with Allstate Life of New York. Ms. Lees was on the Board of Director for Life Insurance Council of New York from November 2008 to December 2011. Ms. Lees has a deep understanding of insurance business generally, as well as applicable laws and regulations, including corporate and securities laws and corporate governance matters. In addition, Ms. Lees has extensive knowledge regarding Allstate Life of New York’s business, including its employees, products, agencies and customers.

Kenneth R. O’Brien, 74, has served as a director since July 1998. Mr. O’Brien was the President and Chief Executive Officer of O’Brien Asset Management, an investment advisory firm, from 1996 until his retirement in 2006. Prior to that role, Mr. O’Brien was Chief Executive Officer for Aurora National Life Insurance Company and Executive Vice President for New York Life Insurance Company. Mr. O’Brien has significant knowledge of insurance company operations and executive experience in the life insurance and financial services industries.

John C. Pintozzi, 46, has been director since September 2004 and Senior Vice President and Chief Financial Officer since March 2005. Mr. Pintozzi also is Senior Vice President and Chief Financial Officer for Allstate Life Insurance Company. In these positions, Mr. Pintozzi is responsible for the planning and analysis, capital allocation, valuation and compliance functions as well as Allstate Federal Savings Bank. Prior to Allstate, Mr. Pintozzi was an audit partner with Deloitte & Touche, specializing in the insurance and financial services industries. He is a Certified Public Accountant and holds memberships with the American Institute of Certified Public Accountants and the Illinois CPA Society. In addition, Mr. Pintozzi currently serves as a director for Allstate Life Insurance Company, which is affiliated with Allstate Life of New York. Mr. Pintozzi has extensive experience in corporate and insurance company finance and accounting.

John R. Raben, Jr., 66, has served as a director since 1988. Mr. Raben was a Managing Director of JP Morgan Chase from 2004 until his retirement in 2008, where he worked with the commercial and investment banking groups. Prior to that, he was also a Manager Director of Banc One Securities. Mr. Raben is active in his local organizations as Chairman of the Greenwich Republican Town Committee, Vice Chairman of the Greenwich Emergency Medical Service (GEMS) Board of Directors, and a member of the Coastal Resources Advisory Committee. In addition, Mr. Raben is a Treasurer and Board Member of both the Yellowstone Park Foundation and the Cornelia Rossi Foundation, each of which are charitable organizations. Mr. Raben has extensive experience in the financial services industry.

Phyllis Hill Slater, 67, has been a director since 2002. Ms. Slater is the founder and president of Hill Slater, Inc, a successful engineering and architectural support firm. Hill Slater Inc. specializes in construction management, inspection services, design drafting, and CAD services. Ms. Slater served as national president of the National Association of Women Business Owners from 1997 to 1998, and presently serves on many corporate and non-profit boards. Ms. Slater has deep knowledge of general business operations and corporate governance.

Mary C. Springberg, 50, has been a director and a Vice President since September 2011. Ms. Springberg is responsible for overseeing the day-to-day operations within Allstate Financial Technology. She is also a Vice President of Allstate Life Insurance Company. Ms. Springberg began her career at Allstate in 1987 as a Systems Programmer and became a Senior Manager of Strategy & Innovation in Allstate Financial Technology in 2002. Ms. Springberg was promoted to Systems Director before becoming an Assistant Vice President in 2004, with direct accountabilities in Product Administration. Ms. Springberg has extensive experience in many aspects of technology, including infrastructure, and applications.

Matthew E. Winter, 55, has been director since December 2009, and President, Chief Executive Officer and Chairman of the Board since March 2010. Mr. Winter is also the President and Chief Executive Officer of Allstate Life Insurance Company and Senior Executive Vice President of Allstate Insurance Company, each a parent organization of Allstate Life of New York. Prior to Allstate, Mr. Winter was the Vice Chairman of American International Group, President and Chief Executive Officer of American General Life Companies, and Executive Vice President for MassMutual Financial Group. For a brief period in 2009, Mr. Winter served as a director of EP Global Communications, a magazine publication and distribution company. Currently, Mr. Winter also serves as a director for Allstate Insurance Company and Allstate Life Insurance Company, each of which is affiliated with Allstate Life of New York. Mr. Winter was also a former Chairman of the Houston Food Bank Board of Directors. Mr. Winter has extensive experience leading major life insurance and financial services providers, working with financial and estate planning products and overseeing the operations of insurance companies.

Involvement in Certain Legal Proceedings.

No directors or executive officers have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director or executive officer of Allstate Life of New York.

Item 11(l). Executive Compensation

Compensation Discussion and Analysis (“CD&A”)

Executive officers of Allstate New York also serve as officers of other subsidiaries of The Allstate Corporation (“Allstate”) and receive no compensation directly from Allstate New York. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive’s compensation allocated to Allstate New York under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate, and certain affiliates, as amended effective January 1, 2009, to which Allstate New York is a party (the “Service and Expense Agreement”). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported.

Named Executives

This CD&A describes the executive compensation program at Allstate and specifically describes total 2011 compensation for the following named executives of Allstate New York:

•	Matthew E. Winter—Chairman of the Board, President and Chief Executive Officer (CEO)

•	John C. Pintozzi—Senior Vice President and Chief Financial Officer (CFO)

•	Anurag Chandra—Executive Vice President

Elements of 2011 Executive Compensation Program

Allstate has made changes to its executive compensation program for 2012. The following table lists the elements of target direct compensation for Allstate’s 2011 executive compensation program. The design balances fixed and variable compensation elements and provides alignment with both short and long-term business goals through annual and long-term incentives. Allstate’s incentives are designed to drive overall corporate performance, specific business unit strategies, and individual performance using performance and operational measures that Allstate correlates to stockholder value, and these incentives align with Allstate’s strategic vision and operating priorities.

	Element	Key Characteristics	Why Allstate Pays This Element	How Allstate Determines Amount

Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Provide a base level of competitive cash compensation for executive talent.	Experience, job scope, market practice, individual performance.

Variable	Annual incentive awards	Variable compensation component payable in cash based on performance against annually established goals and assessment of individual performance.	Motivate and reward executives for performance on key strategic, operational, and financial measures over the year.	Allstate performance on three measures: • Adjusted underlying operating income • Book value per share • Growth in policies in multi-category households Individual contribution to performance.
	Restricted Stock Units	RSUs vest over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Coupled with stock options, align the interests of executives with long-term shareholder value and retain executive talent.	Job scope, market practice, individual performance.

	Stock Options	Nonqualified stock options that expire in ten years and become exercisable over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Coupled with RSUs, align the interests of executives with long-term shareholder value and retain executive talent.	Job scope, market practice, individual performance.

Compensation Practices

Allstate monitors performance toward goals throughout the year and reviews executive compensation program design and executive pay levels annually. As part of that evaluation, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2011, the Compensation and Succession Committee (the “Committee”) of the Allstate Board of Directors considered compensation data for the peer companies listed below for Mr. Winter, as well as compensation information from certain S&P 100 companies with fiscal 2010 revenue of between $15 billion and $60 billion with which Allstate competes for executive talent. Towers Watson, an independent compensation consultant, recommended no modifications to the peer group for 2011.

Peer Insurance Companies
ACE Ltd.	Manulife Financial Corporation
AFLAC Inc.	MetLife Inc.
The Chubb Corporation	The Progressive Corporation
The Hartford Financial Services Group, Inc.	Prudential Financial, Inc.
Lincoln National Corporation	The Travelers Companies, Inc.

With respect to the named executives other than Mr. Winter, Allstate management considered compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Mercer 2010 US Property & Casualty Insurance Company Survey, the 2010 Towers Watson Diversified Insurance Survey, and the Towers Watson Compensation Data Bank. The weight given to information obtained from these sources varied depending on the position being evaluated. The Mercer 2010 US Property & Casualty Insurance Company Survey includes compensation data for 14 property and casualty insurance companies with at least $6 billion in direct written premiums. The 2010 Towers Watson Diversified Insurance Survey includes 18 insurance companies with assets greater than $100 billion. The Towers Watson Compensation Data Bank provides compensation data on 101 companies with revenues greater than $20 billion. In addition, in its executive pay and performance discussions, Allstate management considered information regarding other companies in the financial services industries.

Salary

Mr. Winter’s salary is set by the Allstate Board of Directors based on the Committee’s recommendation. The salaries of the other named executives are set by Allstate management. In recommending executive base salary levels, Allstate uses the 50th percentile of its peer insurance companies as a guideline for Mr. Winter and the 50th percentile of insurance and general industry data as a guideline for the other named executives, which allows Allstate to compete effectively for executive talent. Annual merit increases for the named executives are based on evaluations of their performance using the average enterprise-wide merit increase as a guideline.

•	The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and insurance industry market data and are set at levels intended to be competitive.

•	Annual merit increases for the named executives are based on evaluations of their performance using the average enterprise-wide merit increase as a guideline.

•

The base salaries for each named executive were reviewed in February of 2011. Allstate established a new base salary for each named executive based on individual performance and in line with the enterprise-wide merit increase.

•

The Committee approved an increase in Mr. Winter’s salary based on individual performance and market adjustments, effective February 27, 2011. Effective October 6, 2011, the Committee approved another increase to reflect Mr. Winter’s expanded job scope and responsibilities.

Annual Cash Incentive Awards

In 2011 executives could earn an annual cash incentive award based on Allstate’s achievement of performance measures during the year and assessments of individual performance.

For Mr. Winter, the maximum award that could be earned was 20% of the Adjusted Underlying Operating Income pool (but in no event greater than the $8.5 million maximum set forth in the Annual Executive Incentive Plan). The Committee retained complete discretion to pay less than this maximum amount, with the actual award based on Mr. Winter’s target annual incentive award opportunity and the achievement of performance measures and assessments of individual performance as described below. None of the named executives other than Mr. Winter participate in the Operating Income Pool.

Long-term Equity Incentive Awards

Allstate grants equity awards to executives based on scope of responsibility, consistent with Allstate’s philosophy that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for Allstate’s performance. Additionally, from time to time, equity awards are also granted to attract new executives. Allstate annually reviews the mix of equity incentives provided to the named executives. For Mr. Winter, the mix has consisted of 65% stock options and 35% restricted stock units, because Allstate believes stock options are a form of performance-based incentive compensation, requiring growth in the stock price to deliver any value to an executive. The restricted stock units provide alignment with stockholder interests along with an effective retention incentive. Other employees eligible for equity incentive awards, including the named executives other than Mr. Winter, had the choice of receiving the value of their equity incentive awards in the following proportions between stock options and restricted stock units:

•	25% stock options and 75% restricted stock units;

•	50% stock options and 50% restricted stock units;

•	65% stock options and 35% restricted stock units; or

•	75% stock options and 25% restricted stock units.

The elections are reflected in the Grants of Plan-Based Awards at Fiscal Year-End 2011 table.

Timing of Equity Awards and Grant Practices

Typically, the Committee approves grants of equity awards on an annual basis during a meeting in the first quarter, after Allstate announces fourth quarter and full-year results. The timing allows the Committee to align direct compensation elements with Allstate’s performance and business goals. Throughout the year, the Committee grants equity incentive awards to newly hired or promoted executives, and in recognition of outstanding achievements. Equity incentive awards to employees other than Allstate executive officers also may be granted by an equity award committee which currently consists of Allstate’s chief executive officer. The equity award committee may grant restricted stock units and stock options to newly hired and promoted executives and in recognition of outstanding achievements. The grant date for these awards in 2011 was fixed as the first business day of a month following the later of committee action or the date of hire or promotion.

Performance Measures for 2011

For 2011 annual incentive awards, the Committee used a single enterprise-wide funding program based on three equally weighted performance measures. These measures are consistent with overall shareholder value creation, growth, and profitability, and encouraged success and collaboration across business units. The three measures also align with Allstate’s strategy and operating priorities for 2011 to improve overall returns, grow Allstate’s business profitably, and broaden customer relationships. The three measures are shown in the table below.

2011 Annual Cash Incentive Award Performance Measures

Measure	Threshold	Target	Maximum	Actual Results
Book Value per Share	$31.50	$37.40	$40.75	$36.41	91.6%
Adjusted Underlying Operating Income (in millions)	$2,700	$2,925	$3,300	$3,214	215.6%
Growth in Policies in Multi-Category Households	0	50,000	200,000	-36,232	0%
Payout*	50%	100%	250%	102.4% payout
*	Actual performance below threshold results in a 0% payout.

The ranges of performance for Book Value Per Share and Adjusted Underlying Operating Income were developed through statistical modeling and adjusted to reflect strategic priorities. Allstate’s models measured the variability of actual results so that the measures required superior performance to achieve maximum levels. The performance ranges were then calibrated against Allstate management expectations around business operations, risks and prospects, plans and budgets as well as industry and market trends.

The range of performance for the Growth in Policies in Multi-Category Households reflects Allstate’s strategic priority to grow the number of Allstate’s product lines represented in customer households. The threshold for this measure was aggressively set at zero despite the fact that actual results were a negative 200,000 in 2010. The focus on improving returns in the homeowners line made this goal unattainable despite dramatic improvements in geographies not burdened by this conflicting objective.

In calculating the overall funding of the plan, Allstate’s achievement with respect to each performance measure was expressed as a percentage of the target goal, with interpolation applied between the threshold and target goals and between the target and maximum goals. The overall funding pool was calculated using the aggregate base salaries of all participants in the plan, as adjusted by any merit and promotional increases granted during the year on a prorated basis. The overall funding pool is the sum of the amounts as calculated below and the pool was utilized in a zero sum scheme.

Aggregate salaries**	X	Target award opportunity as a percentage of salary**	X	Actual performance interpolated relative to threshold and target on a range of 50% to 100% and relative to target and maximum on a range of 100% to 250%*	X	Weighting***

*	Actual performance below threshold results in 0%.
**	Salaries, as adjusted by any merit and promotional increases granted during the year on a prorated basis.
***	All three measures were equally weighted, so that collectively their weights added to 100%.

The Committee approved the annual incentive award performance measures and the threshold, target, and maximum ranges in the first quarter of 2011. After the end of the year, the Committee reviewed the extent to which Allstate had achieved the various performance measures. Based on a subjective evaluation of each executive’s performance, individual adjustments were made to the formula-driven annual incentive amounts. The recommendations were considered and approved by the Committee for Mr. Winter and by Allstate management for the other named executives. Allstate paid the cash incentive awards in March.

Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, Allstate provides the benefits listed in the following table.

Benefit or Perquisite	Named Executives	Other Officers and Certain Managers		All Full-time and Regular Part-time Employees
401(k)(1) and defined benefit pension	•	•		•
Supplemental retirement benefit	•	•
Health and welfare benefits(2)	•	•		•
Supplemental long term disability and executive physical program	•	•	(3)
Deferred compensation	•	•
Tax preparation and financial planning services	•	•	(4)
Mobile phones, ground transportation, and personal use of aircraft(5)	•	•
(1)	Allstate contributed $.40 for every dollar of basic pre-tax deposits made in 2011 (up to 5% of eligible pay).
(2)	Including medical, dental, vision, life, accidental death and dismemberment, long term disability, and group legal insurance.
(3)	An executive physical program is available to all officers.
(4)	All officers are eligible for tax preparation services. Financial planning services were provided to Mr. Winter only.
(5)

Ground transportation is available to Messrs. Winter and Chandra. In limited circumstances approved by Allstate’s CEO, Mr. Winter is permitted to use Allstate’s corporate aircraft for personal purposes. Mr. Winter did not use the corporate aircraft for personal purposes in 2011. Mobile phones are available to members of Allstate’s senior leadership team, other officers, certain managers, and certain employees depending on their job responsibilities.

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate’s regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income based on an employee’s level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law limits (1) the amount of an individual’s compensation that can be used to calculate plan benefits and (2) the total amount of benefits payable to a plan participant on an annual basis. For certain employees, these limits may result in a lower benefit under the ARP than would have been payable otherwise. Therefore, the Supplemental Retirement Income Plan (SRIP) was formed to provide ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits did not exist.

Change-in-Control and Post-Termination Benefits

Since a change-in-control or other triggering event may never occur, Allstate does not view change-in-control benefits or post-termination benefits as compensation. Consistent with Allstate’s compensation objectives, Allstate offers these benefits to attract, motivate, and retain highly talented executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Allstate’s change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain alignment between the interests of Allstate’s executives and Allstate stockholders.

Allstate substantially reduced its change-in-control benefits in 2011. Mr. Winter had previously been party to a change-in-control agreement, and he agreed to become a participant in a new change-in-control severance plan (CIC Plan). Compared with the previous arrangements, the CIC Plan eliminates all excise tax gross ups; eliminates the lump sum cash pension enhancement based on additional years of age, service, and compensation; and reduces the amount of cash severance payable to Mr. Winter from three to two times the sum of base salary and target annual incentive. In order to receive the cash severance benefits under the CIC Plan following a change in control, a participant must have been terminated (other than for cause, death, or disability) or the participant must have terminated employment for good reason (such as adverse changes in the terms or conditions of employment, including a material reduction in base compensation, a material change in authority, duties, or responsibilities, or a material change in job location) within two years following a change in control. In addition, if a change in control occurs, long-term equity incentive awards granted after 2011 will vest on an accelerated basis only if either Allstate terminates the executive’s employment (other than for cause, death, or disability) or the executive terminates his or her employment for good reason within two years after the change in control (so-called “double-trigger” vesting).

Mr. Pintozzi is party to a change-in-control agreement. On December 31, 2012, this change-in-control agreement will terminate, and Mr. Pintozzi will become a participant in the CIC Plan. In the event of a change-in-control prior to December 31, 2012, Mr. Pintozzi’s long-term equity incentive awards will vest immediately, and he will be eligible for an excise tax gross-up and a lump sum cash pension enhancement based on additional years of age, service, and compensation.

Mr. Chandra is not a participant in the CIC Plan and is not a party to a change-in-control agreement.

The change-in-control and post-termination arrangements which are described in the Potential Payments as a Result of Termination or Change-in-Control section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

Stock Ownership Guidelines

Because Allstate believes management’s interests must be linked with those of Allstate’s stockholders, Allstate instituted stock ownership guidelines in 1996 that require each of the named executives to own Allstate common stock worth a multiple of base salary. The Committee approved new guidelines effective February 20, 2012. The new guidelines provide that each named executive must hold 75% of net after-tax shares received as equity compensation until his or her salary multiple guideline is met. The chart below shows the salary multiple guidelines and the equity holdings that count towards the requirement.

Name	Guideline	Status
Mr. Winter	3x salary	Must hold 75% of net after-tax shares until guideline is met
Mr. Pintozzi	2x salary	✓ Meets guideline
Mr. Chandra	2x salary	Must hold 75% of net after-tax shares until guideline is met

What Counts Toward the Guideline	What Does not Count Toward the Guideline
• Allstate shares owned personally	• Unexercised stock options

• Shares held in the Allstate 401(k) Savings Plan	• Performance stock awards

• Restricted stock units

Allstate also has a policy on insider trading that prohibits all officers, directors, and employees from engaging in transactions in securities issued by Allstate or any of its subsidiaries that might be considered speculative or hedging, such as selling short or buying or selling options.

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executives for all services rendered to Allstate New York for the last three fiscal years, allocated to Allstate New York in a manner consistent with the allocation of compensation under the Service and Expense Agreement.

NAME(1)	YEAR	SALARY ($)(2)	BONUS ($)		STOCK AWARDS ($)(3)	OPTION AWARDS ($)(4)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(6)		ALL OTHER COMPENSATION ($)(7)	TOTAL ($)
Matthew E. Winter (Chairman of the Board, President and Chief Executive Officer)	2011 2010	31,403 33,600	— —		36,945 41,160	68,641 76,440	48,000 67,889	2,309 215	(10)	2,121 1,967	189,419 221,271
John C. Pintozzi	2011 2010 2009	26,751 25,514 25,193	— — 1,558	(8)	18,092 18,509 11,650	18,097 18,509 22,304	20,000 30,738 15,812	2,850 1,704 2,237	(11)	1,333 1,469 1,897	87,123 96,443 80,651
(Senior Vice President and
Chief Financial Officer)
Anurag Chandra
(Executive Vice
President)	2011	33,231	10,000	(9)	25,202	46,798	30,000	0		2,556	147,787
(1)	Mr. Winter was not a named executive for 2009 and Mr. Chandra was not a named executive for 2009 and 2010.
(2)	Reflects amounts for 2009 that were paid in 2009 but which included amounts earned in 2008, due to the timing of Allstate’s payroll cycle.
(3)

The aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC 718). The number of restricted stock units granted in 2011 to each named executive is provided in the Grants of Plan-Based Awards table on page 113. The fair value of restricted stock unit awards is based on the final closing price of Allstate’s stock as of the date of grant, which in part reflects the payment of expected future dividends. (See note 18 to Allstate’s audited financial statements for 2011.) This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives.

(4)

The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the date of grant using a binomial lattice model and the assumptions as set forth in the following table:

	2011	2010	2009
Weighted average expected term	7.9 years	7.8 years	8.1 years
Expected volatility	22.1 - 53.9%	23.7 - 52.3%	26.3 - 79.2%
Weighted average volatility	35.1%	35.1%	38.3%
Expected dividends	2.5 - 3.7%	2.4 - 2.8%	2.6%
Weighted average expected dividends	2.7%	2.6%	2.6%
Risk-free rate	0.0 - 3.5%	0.1 - 3.9%	0.0 - 3.7%

(See note 18 to Allstate’s audited financial statements for 2011.) The number of options granted in 2011 to each named executive is provided in the Grants of Plan-Based Awards table on page 113. This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives.

(5)

Amounts in this column for 2009 and 2010 include amounts earned under the annual executive incentive plan and the long-term executive incentive compensation plan. There was no 2011 payout from the long-term executive incentive compensation plan as it was discontinued; the last pay cycle was 2008-2010. Annual cash incentive awards are paid in the year following performance. The breakdown for each component is as follows:

	Annual Cash Incentive Award		Long-term Cash Incentive Award
Name	Year	Amount	Cycle	Amount
Mr. Winter	2011	$48,000	—	—
	2010	$67,889	2008-2010	$0
Mr. Pintozzi	2011	$20,000	—	—
	2010	$30,738	2008-2010	$0
	2009	$11,519	2007-2009	$4,293
Mr. Chandra	2011	$30,000	—	—

(6)

Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2011, 2010, and 2009. These are benefits under the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since Allstate’s Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 17 to Allstate’s audited financial statements for 2011.)

(7)	The All Other Compensation for 2011—Supplemental Table provides details regarding the amounts for 2011 for this column.
(8)	Mr. Pintozzi received a bonus as a result of his outstanding individual performance in 2009.
(9)

As part of his sign-on bonus, Mr. Chandra received $20,000 in cash, $10,000 payable within 90 days of his start date and the remainder payable one year later, 15 months from his start date. Mr. Chandra’s start date was January 31, 2011. If Mr. Chandra voluntarily terminates his employment within 18 months of his hiring date, he must reimburse Allstate the pro-rated remaining portion of this bonus.

(10)	Reflects increases in the actuarial value of the benefits provided to Mr. Winter under the ARP and SRIP of $303 and $2,006, respectively.
(11)	Reflects increases in the actuarial value of the benefits provided to Mr. Pintozzi under the ARP and SRIP of $1,141 and $1,709, respectively.

ALL OTHER COMPENSATION FOR 2011—SUPPLEMENTAL TABLE

(In dollars)

The following table describes the incremental cost of other benefits provided in 2011 that are included in the “All Other Compensation” column.

Name	401(k) Match(1)	Other(2)	Total All Other Compensation
Mr. Winter	217	1,904	2,121
Mr. Pintozzi	392	941	1,333
Mr. Chandra	392	2,164	2,556
(1)

Each of the named executives participated in Allstate’s 401(k) plan during 2011. The amount shown is the amount allocated to their accounts as employer matching contributions. Messrs. Winter and Chandra will not be vested in the employer matching contribution until they have completed three years of vesting service.

(2)

“Other” consists of premiums for group life insurance and personal benefits and perquisites consisting of mobile phones, tax preparation services, financial planning, executive physicals, ground transportation, and supplemental long-term disability coverage, and for Messrs. Winter and Chandra, $462 and $365, respectively, for reimbursement of taxes related to relocation expenses. (Tax assistance for certain relocation benefits is a standard component of Allstate’s relocation program available to all employees.) Messrs. Winter and Chandra also received amounts for relocation that are not reflected in other compensation because they are part of the standard relocation package available to all employees. There was no incremental cost for the use of mobile phones. Allstate provides supplemental long-term disability coverage to all regular full-time and regular part-time employees who participate in the long term disability plan and whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long term disability plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2011, and therefore, no incremental cost is reflected in the table. In limited circumstances approved by Allstate’s CEO, Mr. Winter is permitted to use Allstate’s corporate aircraft for personal purposes. Mr. Winter did not use the corporate aircraft for personal purposes in 2011.

GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2011(1)

The following table provides information about non-equity incentive plan awards and equity awards granted to our named executives during fiscal year 2011 to the extent the expense was allocated to Allstate New York under the Service and Expense Agreement.

Name	Grant Date	Plan Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Shr)(3)	Grant Date Fair Value ($)(4)
			Threshold ($)	Target ($)	Maximum ($)				Stock Awards	Option Awards
Mr. Winter	—	Annual cash incentive	19,627	39,254	308,544
	February 22, 2011	Restricted stock units				1,164			36,945
	February 22, 2011	Stock options					7,165	31.74		68,641
Mr. Pintozzi	—	Annual cash incentive	8,025	16,051	40,127
	February 22, 2011	Restricted stock units				570			18,092
	February 22, 2011	Stock options					1,889	31.74		18,097
Mr. Chandra	—	Annual cash incentive	14,123	28,246	70,615
	February 22, 2011	Restricted stock units				794			25,202
	February 22, 2011	Stock options					4,885	31.74		46,798
(1)	Awards under the Annual Executive Incentive Plan and the 2009 Equity Incentive Plan.
(2)

The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is 50% of target, as the minimum amount payable if threshold performance is achieved. If threshold is not achieved, the payment to named executives would be zero. The target amount is based upon achievement of the performance measures listed in the 2011 Annual Cash Incentive Award Performance Measures table on page 107. The maximum amount payable to Mr. Winter is the lesser of a stockholder approved maximum of $8.5 million under the Annual Executive Incentive Plan or 20% of the award pool. The award pool is equal to 1.0% of Adjusted Underlying Operating Income. Messrs. Pintozzi and Chandra do not participate in the adjusted underlying operating income pool. Adjusted Underlying Operating Income is defined on page 124.

(3)

The exercise price of each option is equal to the fair market value of Allstate’s common stock on the date of grant. Fair market value is equal to the closing sale price on the date of grant or, if there was no such sale on the date of grant, then on the last previous day on which there was a sale.

(4)

The aggregate grant date fair value of the February 22, 2011, restricted stock units was $31.74 and stock option awards was $9.58, computed in accordance with FASB ASC 718. The assumptions used in the valuation are discussed in footnotes 3 and 4 to the Summary Compensation Table on page 110.

Stock options

Stock options represent an opportunity to buy shares of Allstate’s stock at a fixed exercise price at a future date. Allstate uses them to align the interests of Allstate’s executives with long-term stockholder value, as the stock price must appreciate from the date of grant for the executives to profit. Under Allstate’s stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the date of grant. Stock option repricing is not permitted. In other words, without an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award. All stock option awards have been made in the form of nonqualified stock options. The options granted to the named executives in 2011 become exercisable over four years, 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

Restricted stock units

Each restricted stock unit represents Allstate’s promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit “vests”). Because restricted stock units are based on and payable in stock, they reinforce the alignment of interests of Allstate’s executives and Allstate’s stockholders. In addition, restricted stock units provide a retention incentive because they have a real, current value that is forfeited in most circumstances if an executive terminates employment before the restricted stock units vest. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares. The restricted stock units granted to the named executives in 2011 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, except in certain change-in-control situations or under other special circumstances approved by the Committee. The restricted stock units granted to the named executives in 2011 include the right to receive previously accrued dividend equivalents when the underlying restricted stock unit vests.

Outstanding Equity Awards at Fiscal Year-End 2011

The following table summarizes the outstanding equity awards of the named executives as of December 31, 2011, allocated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement for 2011. The percentage of each equity award actually allocated to Allstate New York has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Allstate New York and the arrangements in place at the time of such equity awards between Allstate New York and the executive’s Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Allstate New York by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive’s equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive’s compensation to Allstate New York in 2011 under the Service and Expense Agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

	Option Awards(1)						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)		Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)		Market Value of Shares or Units of Stock That Have Not Vested(5)
Mr. Winter	Nov. 02, 2009	805	805		$29.64	Nov. 02, 2019	Nov. 02, 2009	283		$7,768
	Feb. 22, 2010	0	6,618		$31.41	Feb. 22, 2020	Feb. 22, 2010	1,123		$30,787
	Feb. 22, 2011	0	7,165		$31.74	Feb. 22, 2021	Feb. 22, 2011	1,164		$31,918

										Aggregate Market Value
										$70,473
Mr. Pintozzi	Sep. 30, 2002	100	0		$35.17	Sep. 30, 2012
	Feb. 7, 2003	280	0		$31.78	Feb. 7, 2013
	Feb. 6, 2004	398	0		$45.96	Feb. 6, 2014
	Feb. 22, 2005	1,096	0		$52.57	Feb. 22, 2015
	Feb. 21, 2006	1,085	0		$53.84	Feb. 21, 2016
	Feb. 21, 2006	720	0		$53.84	Feb. 21, 2016
	Feb. 20, 2007	1,065	0		$62.24	Feb. 20, 2017
	Feb. 26, 2008	1,426	475		$48.82	Feb. 26, 2018	Feb. 26, 2008	206		$5,655
	Feb. 27, 2009	1,120	1,992		$16.83	Feb. 27, 2019	Feb. 27, 2009	701		$19,214
	Feb. 22, 2010	0	1,870		$31.41	Feb. 22, 2020	Feb. 22, 2010	589		$16,152
	Feb. 22, 2011	0	1,889		$31.74	Feb. 22, 2021	Feb. 22, 2011	570		$15,630

										Aggregate Market Value
										$56,651
Mr. Chandra	Feb. 22, 2011	0	4,885	(6)	$31.74	Feb. 22, 2021	Feb. 22, 2011	794	(6)	$21,761

										Aggregate Market Value
										$21,761
(1)

The options granted in 2011 and 2010 vest over four years: 50% on the second anniversary date and 25% on each of the third and fourth anniversary dates. The other options vest in four installments of 25% on each of the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate’s common stock on the date of grant. For options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the date of grant. For options granted in 2007 and thereafter, fair market value is equal to the closing sale price on the date of grant. In each case, if there was no sale on the date of grant, fair market value is calculated as of the last previous day on which there was a sale.

(2)

The aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2011, for each of the named executives is as follows: Mr. Winter $0 (0 aggregate number exercisable), Mr. Pintozzi $11,850 (1,120 aggregate number exercisable), and Mr. Chandra $0 (0 aggregate number exercisable).

(3)

The aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2011, for each of the named executives is as follows: Mr. Winter $0 (0 aggregate number unexercisable), Mr. Pintozzi $21,073 (1,992 aggregate number unexercisable), and Mr. Chandra $0 (0 aggregate number unexercisable).

(4)

The restricted stock unit awards granted in 2011 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The other restricted stock unit awards vest in one installment on the fourth anniversary of the grant date, unless otherwise noted.

(5)	Amount is based on the closing price of Allstate common stock of $27.41 on December 30, 2011.
(6)

Options and restricted stock units granted as a new hire award. These options and restricted stock units will vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.

Option Exercises and Stock Vested at Fiscal Year-End 2011

The following table summarizes the options exercised by the named executives during 2011 and the restricted stock unit awards that vested during 2011, allocated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement for 2011.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Winter	0	0	0	0
Mr. Pintozzi	372	5,719	147	4,716
Mr. Chandra	0	0	0	0

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. Pension expense for each named executive under these plans has been accrued annually over the course of the executive’s career with Allstate. The aggregate amount of the annual accrual specifically allocated to Allstate New York over that period of time has varied depending on the extent of services rendered by such executive to Allstate New York and the arrangements in place at the time of accrual between Allstate New York and the executive’s Allstate affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2011 attributable to services rendered to Allstate New York by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive’s accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Allstate New York under the Service and Expense Agreement in 2011.

PENSION BENEFITS

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT(1)(2) ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Mr. Winter(3)	Allstate Retirement Plan	2.2	302	0
	Supplemental Retirement Income Plan	2.2	2,190	0
Mr. Pintozzi	Allstate Retirement Plan	9.3	5,031	0
	Supplemental Retirement Income Plan	9.3	5,720	0
Mr. Chandra(3)	Allstate Retirement Plan	1.0	0	0
	Supplemental Retirement Income Plan	1.0	0	0
(1)

These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will be known only at the time they become eligible for payment. Accrued benefits were calculated as of December 31, 2011, and used to calculate the present value of accumulated benefits at December 31, 2011. December 31 is the pension plan measurement date used for financial statement reporting purposes.

The amounts listed in this column are based on the following assumptions:

•

Discount rate of 5.25%, payment form assuming 80% paid as a lump sum and 20% paid as an annuity, lump-sum/annuity conversion segmented interest rates of 4.75% for the first five years, 6.25% for the next 15 years, and 6.75% for all years after 20 and the 2012 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females (as required under the Internal Revenue Code), and post-retirement mortality for annuitants using the 2012 Internal Revenue Service mandated annuitant table; these are the same as those used for financial reporting year-end disclosure as described in the notes to Allstate’s consolidated financial statements. (See note 17 to Allstate’s audited financial statements for 2011.)

•	Based on guidance provided by the Securities and Exchange Commission, we have assumed a normal retirement age of 65 under both the ARP and SRIP, regardless of any announced or anticipated retirements.

•	No assumption for early termination, disability, or pre-retirement mortality.

(2)

The figures shown in the table above reflect the present value of the current accrued pension benefits calculated using the assumptions described in the preceding footnote. If the named executives’ employment terminated on December 31, 2011, the lump sum present value of the non-qualified pension benefits for each named executive earned through December 31, 2011, is shown in the following table:

NAME	PLAN NAME	LUMP SUM AMOUNT ($)
Mr. Winter	Supplemental Retirement Income Plan	$2,190
Mr. Pintozzi	Supplemental Retirement Income Plan	$5,720
Mr. Chandra	Supplemental Retirement Income Plan	$0

The amount shown is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2012, as required under the Pension Protection Act. Specifically, the interest rate for 2012 is based on 100% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2012 is the 2012 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as required under the Internal Revenue Code.

(3)	Messrs. Winter and Chandra are not currently vested in the Allstate Retirement Plan or the Supplemental Retirement Income Plan.

The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

Allstate Retirement Plan (ARP)

The ARP has two different types of benefit formulas (final average pay and cash balance) which apply to participants based on their date of hire or the individual choices they made before a cash balance plan was introduced on January 1, 2003. Messrs. Winter, Pintozzi, and Chandra are only eligible to earn cash balance benefits. No named executive is eligible to earn benefits under the final average pay formula, under which benefits are earned and stated in the form of a straight life annuity payable at the normal retirement date (age 65).

For participants eligible to earn cash balance benefits, pay credits are added to the cash balance account on a quarterly basis as a percent of compensation and based on the participant’s years of vesting service as follows:

Cash Balance Plan Pay Credits

Vesting Service	Pay Credit %
Less than 1 year	0%
1 year, but less than 5 years	2.5%
5 years, but less than 10 years	3%
10 years, but less than 15 years	4%
15 years, but less than 20 years	5%
20 years, but less than 25 years	6%
25 years or more	7%

Supplemental Retirement Income Plan (“SRIP”)

SRIP benefits are generally determined using a two-step process: (1) determine the amount that would be payable under the ARP formula specified above if the federal limits described above did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, the employee also is eligible for early retirement under the SRIP.

Credited Service; Other Aspects of the Pension Plans

As has generally been Allstate’s practice, no additional service credit beyond service with Allstate or its predecessors is granted under the ARP or the SRIP.

For the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, pre-tax employee deposits made to Allstate’s 401(k) plan and Allstate’s cafeteria plan, holiday pay, and vacation pay. Eligible compensation also includes overtime pay, payment for temporary military service, and payments for short term disability, but does not include long-term cash incentive awards or income related to equity awards. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years preceding the actual retirement or termination date.

Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant’s cash balance account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

Timing of Payments

Age 65 is the earliest retirement age that a named executive may retire with full retirement benefits under the ARP and SRIP. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance.

As defined in the SRIP, SRIP benefits earned through December 31, 2004 (Pre 409A SRIP Benefits) are generally payable at the normal retirement age of 65. Pre 409A SRIP Benefits may be payable at age 50 or later if disabled, following early retirement at age 55 or older with 20 years of service, or following death in accordance with the terms of the SRIP. SRIP benefits earned after December 31, 2004 (Post 409A SRIP Benefits) are paid on the January 1 following termination of employment after reaching age 55 (a minimum six month deferral period applies), or following death in accordance with the terms of the SRIP.

Eligible employees are vested in the normal ARP and SRIP retirement benefit on the earlier of the completion of five years of service or upon reaching age 65 (for participants with final average pay benefits) or the completion of three years of service or upon reaching age 65 (for participants whose benefits are calculated under the cash balance formula).

•	Mr. Winter’s SRIP benefit is not currently vested but would become payable following death. Mr. Winter will turn 65 on January 22, 2022.

•

Mr. Pintozzi’s Pre 409A SRIP Benefit would become payable as early as January 1, 2012, or following death. Mr. Pintozzi’s Post 409A SRIP Benefit would be paid on January 1, 2021, or following death. Mr. Pintozzi will turn 65 on May 18, 2030.

•	Mr. Chandra’s SRIP benefit is not currently vested but would become payable following death. Mr. Chandra will turn 65 on October 2, 2042.

Non-Qualified Deferred Compensation

The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of our named executives in 2011. All amounts relate to The Allstate Corporation Deferred Compensation Plan.

The aggregate amount of the annual accrual specifically allocated to Allstate New York over each named executive’s career with Allstate has varied depending on the extent of services rendered by such executive to Allstate New York and the arrangements in place at the time of accrual between Allstate New York and the executive’s Allstate affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Allstate New York by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive’s non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Allstate New York under the Service and Expense Agreement in 2011.

NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2011

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Mr. Winter	0	0	0	0	0
Mr. Pintozzi	0	0	0	0	0
Mr. Chandra	0	0	0	0	0
(1)	Aggregate earnings were not included in the named executive’s compensation in the last completed fiscal year in the Summary Compensation Table.
(2)	There are no amounts reported in the Aggregate Balance at Last FYE column that previously were reported as compensation in the Summary Compensation Table.

In order to remain competitive with other employers, Allstate allows employees, including the named executives, whose annual compensation exceeds the amount specified in the Internal Revenue Code ($245,000 in 2011), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

Deferrals under the Deferred Compensation Plan are credited with earnings or debited for losses based on the results of the investment option or options selected by the participants. The investment options available in 2011 under the Deferred Compensation Plan are: Stable Value, S&P 500, International Equity, Russell 2000, Mid-Cap, and Bond Funds. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or debited for losses based on the funds’ investment returns net of administration and investment expenses. Because the rate of return is based on actual investment measures in Allstate’s 401(k) plan, no above market earnings are paid. Allstate’s Deferred Compensation Plan and 401(k) plan allow participants to change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded; participants have only the rights of general unsecured creditors.

Deferrals under the Deferred Compensation Plan are segregated into Pre 409A balances and Post 409A balances. A named executive may elect to begin receiving a distribution of a Pre 409A balance immediately upon separation from service or in one of the first through fifth years after separation from service. The named executive may elect to receive payment of a Pre 409A balance in a lump sum or in annual cash installment payments over a period of two to ten years. An irrevocable distribution election is required before making any Post 409A deferrals into the plan. The distribution options available to the Post 409A balances are similar to those available to the Pre 409A balances, except the earliest distribution date is six months following separation from service. Upon proof of unforeseen emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

Potential Payments as a Result of Termination or Change-in-Control (CIC)

The following table lists the compensation and benefits that Allstate would provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to all salaried employees.

Compensation Elements
Termination Scenarios	Base Salary	Severance Pay	Annual Incentive	Stock Options	Restricted Stock Units	Non-Qualified Pension Benefits(1)	Deferred Compensation(2)	Health, Welfare and Other Benefits
Termination(3)	Ceases immediately	None	Forfeited unless terminated on last day of fiscal year	Unvested are forfeited, vested expire at the earlier of three months or normal expiration	Forfeited	Distributions commence per plan	Distributions commence per participant election	None

Retirement(4)	Ceases Immediately	None	Pro rated for the year based on actual performance for the year with any discretionary adjustments	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of, normal retirement continue to vest; pro rata portion continue to vest upon early retirement. All expire at earlier of five years or normal expiration.(5)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of, normal retirement continue to vest; pro rata portion continue to vest upon early retirement.(6)	Distributions commence per plan	Distributions commence per participant election	None

Termination due to Change-in-Control(7)	Ceases Immediately	Lump sum equal to two times salary and annual incentive at target(8)	Pro rated at target (reduced by any actually paid)	Awards granted prior to 2012 vest immediately upon a CIC. After 2011 vest upon qualifying termination after a CIC.(9)	Awards granted prior to 2012 vest immediately upon a CIC. After 2011 vest upon qualifying termination after a CIC.(9)	Immediately payable upon a CIC, except for participants not previously covered by a CIC agreement	Immediately payable upon a CIC, except for participants not previously covered by a CIC agreement	Outplacement services provided; lump sum payment equal to additional cost of continuation coverage(10)

Death	One month salary paid upon death	None	Pro rated for year based on actual performance for the year with any discretionary adjustments	Vest immediately and expire at earlier of two years or normal expiration	Vest immediately	Distributions commence per plan	Payable within 90 days	None

Disability	Ceases Immediately	None	Pro rated for year based on actual performance for the year with any discretionary adjustments	Vest immediately and expire at earlier of two years or normal expiration	Vest immediately(11)	Participant may request payment if age 50 or older	Distributions commence per participant election	Supplemental long term disability benefits if enrolled in long term disability plan
(1)	See the Retirement Benefits section for further detail on non-qualified pension benefits and timing of payments.
(2)	See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.

(3)

Includes both voluntary and involuntary termination. Examples of involuntary termination independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, or reduction in force.

(4)

Retirement for purposes of the annual cash incentive plan is defined as voluntary termination on or after the date the named executive attains age 55 with at least 20 years of service. The normal retirement date under the equity awards is the date on or after the date the named executive attains age 60 with at least one year of service. For awards granted before February 22, 2011, the early retirement date is the date the named executive attains age 55 with 20 years of service. For awards granted on or after February 22, 2011, the “early retirement date” is the date the named executive attains age 55 with ten years of service.

(5)

Stock options granted prior to February 22, 2011, continue to vest upon a normal or health retirement and expire at the earlier of five years from the date of retirement or the expiration date of the option. Unvested stock options are forfeited upon early retirement.

(6)	Restricted stock units granted prior to February 22, 2011, continue to vest upon a normal retirement and are forfeited upon an early retirement.
(7)

Mr. Winter had previously been party to a change-in-control agreement, and in 2011 he agreed to become a participant in a new change-in-control severance plan (CIC Plan). Mr. Pintozzi is party to a change-in-control agreement. On December 31, 2012, Mr. Pintozzi’s change-in-control agreement will terminate, and Mr. Pintozzi will become a participant in the CIC Plan. Mr. Chandra is not a party to a change-in-control agreement or a participant in the CIC Plan. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because any of these could cause a substantial change in management in a widely held company the size of Allstate. Effective upon a change-in-control, Mr. Winter and Mr. Pintozzi become subject to covenants prohibiting solicitation of employees, customers, and suppliers at any time until one year after termination of employment. If Mr. Winter or Mr. Pintozzi incurs legal fees or other expenses in an effort to enforce the change-in-control arrangements, Allstate will reimburse him for these expenses unless it is established by a court that he had no reasonable basis for the claim or acted in bad faith.

(8)

For those named executives subject to either the change-in-control plan or a change-in-control agreement, severance benefits would be payable if a named executive’s employment is terminated either by Allstate without cause or by the executive for good reason as defined in the plan or agreement during the two years following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the restrictive covenants in the plan or agreement, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive’s base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or, under Mr. Pintozzi’s agreement, a material breach of the agreement by Allstate.

Under Mr. Pintozzi’s change-in-control agreement which will terminate on December 31, 2012, a pension enhancement would be payable. The pension enhancement is a lump sum payment equal to the positive difference, if any, between (a) the sum of the lump-sum values of each maximum annuity that would be payable to the named executive under any defined benefit plan (whether or not qualified under Section 401(a) of the Internal Revenue Code) if the named executive had (i) become fully vested in all such benefits, (ii) attained as of the named executive’s termination date an age that is two years greater than the named executive’s actual age, (iii) accrued a number of years of service that is two years greater than the number of years of service actually accrued by the named executive as of the named executive’s termination date, and (iv) received a lump-sum severance benefit consisting of two times base salary, two times annual incentive cash compensation calculated at target, plus the 2011 annual incentive cash award as covered compensation in equal monthly installments during the two-year period following the named executive’s termination date, and (b) the lump-sum values of the maximum annuity benefits vested and payable to the named executive under each defined benefit plan that is qualified under Section 401(a) of the Internal Revenue Code plus the aggregate amounts simultaneously or previously paid to the named executive under the defined benefit plans (whether or not qualified under Section 401(a)). The calculation of the lump sum amounts payable under this formula does not impact the benefits payable under the ARP or the SRIP.
(9)	However, under Mr. Pintozzi’s change-in-control agreement which will terminate on December 31, 2012, equity awards vest immediately upon a change-in-control.
(10)

If a named executive’s employment is terminated by reason of death during the two years after the date of a change in control, the named executive’s estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of termination by reason of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives. Until December 31, 2012, Mr. Pintozzi is eligible for subsidized continuation coverage, not a lump sum payment.

(11)	If a named executive’s employment is terminated due to disability, restricted stock units granted prior to February 22, 2011, are forfeited.

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION(1)

The table below describes the value of compensation and benefits to each named executive upon termination, calculated in a manner consistent with the allocation of compensation expenses to Allstate New York under the Service and Expense Agreement for 2011, that would exceed the compensation or benefits generally available to all salaried employees in each termination scenario. The total column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives such as deferred compensation and non-qualified pension benefits. The payment of the 2011 annual cash incentive award and any 2011 salary earned but not paid in 2011 due to Allstate’s payroll cycle are not included in these tables because these are payable regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2011, employment termination date.

Name	Severance ($)		Stock Options— Unvested and Accelerated ($)		Restricted Stock Units— Unvested and Accelerated ($)		Welfare Benefits and Outplacement Services ($)		Total ($)
Mr. Winter
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	136,292	(4)	0		70,473		1,817	(5)	208,582
Death	0		0		70,473		0		70,473
Disability	0		0		31,918		301,836	(6)	333,754
Mr. Pintozzi
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	90,893		21,073		56,651		1,118	(5)	169,735
Death	0		21,073		56,651		0		77,724
Disability	0		21,073		15,630		0	(6)	36,703
Mr. Chandra
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	0		0	(7)	21,761	(7)	0		21,761
Death	0		0		21,761		0		21,761
Disability	0		0		21,761		0	(6)	21,761
(1)	A “0” indicates either that there is no amount payable to the named executive, or the amount payable is the same for both the named executives and all salaried employees.
(2)	As of December 31, 2011, none of the named executives are eligible to retire in accordance with Allstate’s policy and the terms of its equity incentive compensation and benefit plans.
(3)

The values in this change-in-control row represent amounts paid if both the change-in-control and qualifying termination occur on December 31, 2011. Equity awards granted prior to 2012 immediately vest upon a change-in-control; the amounts payable to each named executive would be as follows:

Name	Stock Options— Unvested and Accelerated ($)	Restricted stock units— Unvested and Accelerated ($)	Total— Unvested and Accelerated ($)
Mr. Winter	0	70,473	70,473
Mr. Pintozzi	21,073	56,651	77,724
Mr. Chandra	0	21,761	21,761

Beginning with awards granted in 2012, equity awards will not accelerate in the event of a change-in-control unless also accompanied by a qualifying termination of employment. A change-in-control also would accelerate the distribution of each named executive’s non-qualified deferred compensation and SRIP benefits. Please see the Non-Qualified Deferred Compensation at Fiscal Year End 2011 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.
(4)	Under the change-in-control plan, Mr. Winter’s allocated severance benefit was reduced by $14,908 to avoid the imposition of excise taxes and maximize the severance benefit available under the plan.
(5)

The Welfare Benefits and Outplacement Services amount for Mr. Pintozzi includes the cost to provide certain welfare benefits to him and his family during the period he is eligible for continuation coverage under applicable law. The amount shown reflects Allstate’s costs for these benefits or programs assuming an 18-month continuation period. The allocated value of outplacement services is $960 for Mr. Winter and $614 for Mr. Pintozzi.

(6)

The named executives who participate in the long term disability plan are eligible to participate in Allstate’s supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long term disability plan. The benefit is equal to 50% of the named executive’s qualified annual earnings divided by twelve and rounded to the nearest one hundred dollars, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the Basic Plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65. Messrs. Pintozzi and Chandra do not participate in the long term disability plan.

(7)

Mr. Chandra did not have a change-in-control agreement in place. However, pursuant to the terms of his equity awards, unvested stock options and restricted stock units would vest immediately upon a change-in-control.

Risk Management and Compensation

Allstate management has reviewed its compensation policies and practices and believes that they are appropriately structured, that they are consistent with its key operating priority of keeping Allstate financially strong, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk taking. Allstate believes that executive compensation has to be examined in the larger context of an effective risk management framework and strong internal controls. The Allstate Board and its Audit Committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation’s exposure to risks posed by a wide variety of events and conditions. In addition, the Compensation and Succession Committee of Allstate employs an independent executive compensation consultant each year to assess Allstate’s executive pay levels, practices, and overall program design.

A review and assessment of potential compensation-related risks was conducted by Allstate management and reviewed by the chief risk officer. Performance-related incentive plans were analyzed using a process developed in conjunction with the independent executive compensation consultant.

The 2011 risk assessment specifically noted that Allstate’s compensation programs:

•	Provide a balanced mix of cash and equity through annual and long-term incentives to align with short-term and long-term business goals.

•	Utilize a full range of performance measures that Allstate believes correlate to long-term Allstate shareholder value creation.

•	Incorporate strong governance practices, including paying cash incentive awards only after a review of executive and corporate performance.

•	Enable the use of negative discretion to adjust annual incentive compensation payments when formulaic payouts are not warranted due to other circumstances.

•	Limit annual incentive payouts by containing a maximum payout level.

Furthermore, to ensure Allstate’s compensation programs do not motivate imprudent risk taking, awards to Allstate executive officers, including Mr. Winter, made after May 19, 2009, under the 2009 Equity Incentive Plan and awards made under the Annual Executive Incentive Plan are subject to clawback in the event of certain financial restatements.

Performance Measures for 2011 Annual Cash Incentive Awards

Information regarding Allstate’s performance measures is disclosed in the limited context of Allstate’s annual cash incentive awards and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

The following are descriptions of the performance measures used for Allstate’s annual cash incentive awards for 2011, which may be applied to compensation of Allstate New York’s named executives. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in Allstate’s financial statements. Some of these measures use non-GAAP measures and operating measures. The Committee has approved the use of non-GAAP and operating measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which Allstate executives have little influence or control, such as capital market conditions.

Adjusted Underlying Operating Income: This measure is used to assess financial performance. This measure is equal to net income adjusted to exclude the after tax effects of the items listed below:

•

Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments.

•	Valuation changes on embedded derivatives that are not hedged.

•	Business combination expenses and the amortization of purchased intangible assets.

•	Gains and losses on disposed operations.

•

Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

•	Restructuring or related charges.

•	Underwriting results of the Discontinued Lines and Coverages segment.

•

Any settlement, awards, or claims paid as a result of lawsuits and other proceedings brought against Allstate subsidiaries regarding the scope and nature of coverage provided under insurance policies issued by such companies.

•	The after tax effects of catastrophe losses. Catastrophes are defined and reported in The Allstate Corporation 10-K.

Book Value Per Share: This measure is used to assess financial performance. The measure is equal to book value per diluted share adjusted to exclude the effects of 2011 share repurchases. The numerator, shareholders’ equity at December 31, 2011, is increased to exclude the cost of shares acquired in 2011 under approved share repurchase programs. The denominator, total shares outstanding plus dilutive potential shares outstanding at December 31, 2011, is increased to exclude the number of shares acquired in 2011 under approved share repurchase programs. Other effects resulting from approved share repurchase programs, such as the impacts on net investment income of using funds to purchase shares, are not adjusted.

Growth in Policies in Multi-Category Households: This measure is used by management to assess the execution of its strategy to broaden customer relationships. This measure represents the increase from December 31, 2010, to December 31, 2011, in the number of policies within households that have policies in multiple product categories. Product categories are defined as Auto, Property, or Allstate Financial. The measure includes Encompass brand package policies, but not their existence in any cross-branded relationships. It excludes Allstate Workplace Division, Allstate Roadside Services, Allstate Dealer Services, Allstate Business Insurance, and Expanded Markets products.

Director Compensation

The following table summarizes the compensation of each of Allstate New York’s non-employee directors during 2011 for his or her services as a member of the Allstate New York Board and its committees. Our non-employee directors each received an annual retainer of $13,500 and the chair of the Operations Review Committee received an additional annual retainer of $1,500. Additionally, they each received a fee of $2,250 for each Board meeting attended throughout the year and a fee of $750 for each meeting they attended as members of the Board’s Operations Review Committee, Investment Committee, or Audit Committee.

All other Allstate New York directors are employees of Allstate or its subsidiaries. These directors receive no compensation for their service as directors in addition to their compensation as employees of Allstate New York, Allstate, or their subsidiaries.

Name of Non-Employee Director(1)	Fees Earned or Paid in Cash ($)	Total ($)
Ms. Alazraki	22,500	22,500
Mr. Johnson(2)	24,000	24,000
Mr. O’Brien(3)	26,250	26,250
Mr. Raben(4)	26,250	26,250
Ms. Slater	22,500	22,500
(1)	Each of these directors is a member of the Operations Review Committee.
(2)	Chair of the Operations Review Committee.
(3)	Audit Committee member.
(4)	Investment Committee member.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Allstate New York does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent company of Allstate New York. No executive officer of Allstate New York served as a member of the compensation committee of another entity for which any executive officer served as a director for Allstate New York.

Item 11(m).	Security Ownership of Certain Beneficial Owners and Management.

Security Ownership of Certain Beneficial Owners.

The following table shows the number of Allstate Life of New York shares owned by any beneficial owner who owns more than five percent of any class of Allstate Life of New York’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	Allstate Life Insurance Company 3100 Sanders Road, Northbrook, IL 60062	100,000	100%
N/A	Allstate Insurance Company 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	Allstate Insurance Holdings, LLC 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	The Allstate Corporation 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A

Security Ownership of Directors and Executive Officers.

The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer of Allstate Life of New York individually, and by all executive officers and directors of Allstate Life of New York as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to May 9, 2012 and restricted stock units for which restrictions expire on or prior to May 9, 2012. The percentage of Allstate shares of common stock beneficially owned by any Allstate Life of New York director, named executive officer or by all directors and executive officers of Allstate Life of New York as a group does not exceed 1%. The following share amounts are as of March 12, 2012. As of March 12, 2012, none of these shares were pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Allstate Common Stock (a)	Common Stock Subject to Options Exercisable and Restricted Stock units for which restrictions expire on or prior to May 9, 2012—Included in Column (a) (b)
Marcia D. Alazraki	200	0
Robert K. Becker	18,748	18,494
Anurag Chandra	0	0
Cleveland Johnson, Jr.	48	0
Susan L. Lees	53,309	44,246
Kenneth R. O’Brien	900	0
Samuel H. Pilch	227,365	197,448
John C. Pintozzi	131,850	127,466
John R. Raben, Jr.	925	0
Phyllis Hill Slater	0	0
Mary C. Springberg	28,154	27,263
Matthew E. Winter	98,258	97,409
All directors and executive officers as a group	988,870	923,117

Item 11(n).	Transactions with Related Persons, Promoters and Certain Control Persons.

Transactions with Related Persons.

This table describes certain intercompany agreements involving Allstate Life of New York and the following companies:

•	Allstate Life Insurance Company (“ALIC”), the direct parent of Allstate Life of New York;

•	Allstate Insurance Company (“AIC”), an indirect parent of Allstate Life of New York; and

•	The Allstate Corporation (“AllCorp”), the ultimate indirect parent of Allstate Life of New York.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Related Person(s) involved in the transaction(1) and the approximate dollar value of the amount of the Related Person’s interest in the transaction
			ALIC	AIC	AllCorp
Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996.	2009 2010 2011	(1,173,212,154)[2] (113,770,599)[2] 2,845,812[2],3	(534,572,879) (621,234,096) 71,718,284	(467,570,173) 647,559,256 42,900,789	(121,813,486) (146,676,325) (142,533,135)
Cash Management Services Master Agreement between Allstate Insurance Company, Allstate Bank (aka Allstate Federal Savings Bank), and certain affiliates dated March 16, 1999, as amended by Amendment No. 1 effective January 5, 2001, and Amendment No. 2 entered into November 8, 2002, between Allstate Insurance Company, Allstate Bank and Allstate Motor Club, Inc., and as supplemented by the Premium Depository Service Supplement dated as of September 30, 2005, the Variable Annuity Service Supplement dated November 10, 2005, and the Sweep Agreement Service Supplement dated as of October 11, 2006.	2009 2010 2011	1,527,072[3] 967,620[3] 240,284[3]	158,312[4] 76,166[4] 17,229[4]	1,052,781[4] 694,117[4] 174,548[4]	N/A
Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004, as amended by Amendment No. 1 effective January 1, 2009, and as supplemented by New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005.	2009 2010 2011	3,451,765,246 3,619,106,706 3,618,090,094[5]	180,154,068[5] 175,950,701[5] 171,247,884[5]	1,937,571,496[5] 1,823,391,816[5] 1,706,778,729[5]	2,510,800[5] 4,191,150[5] 7,255,192[5]
Intercompany Loan Agreement among The Allstate Corporation, Allstate Life Insurance Company, Lincoln Benefit Life Company and other certain subsidiaries of The Allstate Corporation dated February 1, 1996.	2009 2010 2011	86,111,674 149,971,764 399,830,631.60[7]	0[6] 149,971,764[7] 0[6]	86,111,674[7] 149,971,764[7] 399,830,631.60[7]	86,111,674 149,971,764 399,830,631.60[7]

[1]	Each identified Related Person is a Party to the transaction.
[2]	Total amounts paid to Internal Revenue Service.
[3]	Total fees collected for all bank accounts covered under the transaction.
[4]	Fees paid under the transaction.
[5]	Gross amount of expense received under the transaction.
[6]	No loans outstanding at year end.
[7]	Amounts loaned and repaid.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Related Person(s) involved in the transaction(1) and the approximate dollar value of the amount of the Related Person’s interest in the transaction
			ALIC	AIC	AllCorp
Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007.	2009 2010 2011	941,379 835,435 1,391,107	193,504[8] 236,540[8] 205,904[8]	441,024[8] 474,132[8] 1,095,601[8]	N/A

Reinsurance Agreements between Allstate Life Insurance Company and Allstate Life Insurance Company of New York: Reinsurance Agreement effective January 1, 1984, as amended by Amendment No. 1 effective September 1, 1984, Amendment No. 2 effective January 1, 1987, Amendment No. 3 effective October 1, 1988, Amendment No. 4 effective January 1, 1994, Amendment No. 5 effective December 31, 1995, Amendment No. 6 effective December 1, 2007, and Amendment No. 7 effective November 1, 2009; Assumption Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York effective July 1, 1984; Reinsurance Agreement effective January 1, 1986, as amended by Amendment No. 1 effective December 31, 1995 and Amendment No. 2 effective December 1, 1995; Reinsurance Agreement effective January 1, 1991, as amended by Amendment No. 1 effective December 31, 1995; Stop Loss Reinsurance Agreement effective December 31.

	2009 2010 2011	(26,652,961)[9] (27,988,981)[9] (6,682,876) [9]	(26,652,961)[9] (27,988,981)[9] (6,682,876) [9]	N/A	N/A
Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Financial Services, LLC, and Lincoln Benefit Life Company.	2009 2010 2011	9,722,930[5] 10,459,692[5] 14,875,149[5]	239,393[5] 1,658,404[5] 7,085,880[5]	0[5] 0[5] 0[5]	0[5] 0[5] 0[5]
Investment Advisory Agreement and Amendment to Service Agreement as of January 1, 2002 between Allstate Insurance Company, Allstate Investments, LLC and Allstate Life Insurance Company of New York.	2009 2010 2011	8,902,079[5] 9,670,558[5] 9,850,648[5]	0[5] 0[5] 0[5]	0[5] 0[5] 0[5]	0[5] 0[5] 0[5]

[8]	Value of transfer transactions.
[9]	Net reinsurance expense.

Policies and Procedures for Review and Approval of Related Person Transactions:

All intercompany agreements to which Allstate Life of New York is a party are approved by Allstate Life of New York’s Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the New York State Insurance Department, Allstate Life of New York’s domestic regulator pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Allstate Life of New York’s corporate records.

While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Allstate Life of New York, all directors and executive officers of Allstate Life of New York are subject to the Allstate Code of Ethics (“Code”). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the ultimate parent company of Allstate Life of New York. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

Independence Standards for Directors

Outside directors of Allstate Life of New York are subject to independence standards based on New York insurance law. Generally, these independence standards require that an independent director cannot be an employee or a beneficial owner of a controlling interest in Allstate Life of New York or any other affiliate of The Allstate Corporation. Applying these independence standards, Ms. Alazraki, Mr. Johnson, Mr. O’Brien, Mr. Raben, and Ms. Slater are independent.

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Allstate Life of New York has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Allstate New York has been determined that Ms. Alazraki, Mr. Johnson, Mr. O’Brien, Mr. Raben, and Ms. Slater are considered to be independent.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Allstate Life of New York does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent company of Allstate Life of New York. No executive officer of Allstate Life of New York served as a member of the compensation committee of another entity for which any executive officer served as a director for Allstate Life of New York.

Other Information

A section entitled “Experts” is added to your prospectus as follows:

Experts

The financial statements and the related financial statement schedules included herein have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Principal Underwriter

ALFS, Inc (“ALFS”) merged into Allstate Distributors, LLC (“ADLLC”), effective September 1, 2011. ALFS assigned its rights and delegated its duties as principal underwriter to ADLLC. This change had no effect on Allstate Life Insurance Company of New York’s obligations under the Contract.

ADLLC serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC, an affiliate of Allstate Life Insurance Company of New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

Administration

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, inc., of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, inc. provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2011, consisted of the following: Keane BPO, LLC (administrative services) located at 100 City Square, Boston, MA 02129; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.